EXHIBIT 10.19




                                 WORKING COPY OF
                             ESKIMO PIE CORPORATION
                             SAVINGS PLAN AND TRUST
                     (AS RESTATED EFFECTIVE JANUARY 1, 1997)

                                   Including:

                                          1.  First Amendment
                                          2.  Second Amendment






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                                TABLE OF CONTENTS


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                                    ARTICLE I
                               DEFINITION OF TERMS

1.1           Accrued Benefit......................................................................     1
1.1(a)        After-Tax Account....................................................................     1
1.1(b)        Matching Account or Matching Accounts................................................     2
1.1(c)        Pre-Tax Account......................................................................     2
1.1(d)        Profit Sharing Account or Profit Sharing Accounts....................................     2
1.1(e)        QNEC Account.........................................................................     3
1.1(f)        Rollover Account.....................................................................     3
1.2           Act..................................................................................     3
1.3           Active Participant...................................................................     3
1.4           Adjustment Factor....................................................................     3
1.5           Administrator........................................................................     3
1.6           Affiliate............................................................................     3
1.7           Beneficiary..........................................................................     4
1.8           Board................................................................................     4
1.9           Code.................................................................................     4
1.10          Company Stock........................................................................     4
1.11          Compensation.........................................................................     4
1.12          Compensation Limit...................................................................     4
1.13          Contract.............................................................................     5
1.14          Covered Participant..................................................................     5
1.15          Custodian............................................................................     5
1.16          Date of Hire.........................................................................     5
1.17          Effective Date.......................................................................     5
1.18          Eligible Employee....................................................................     6
1.19          Employee.............................................................................     6
1.20          Employer.............................................................................     6
1.21          Family Member........................................................................     7
1.22          Fund.................................................................................     7
1.23          Highly Compensated Employee..........................................................     8
1.24          Hour of Service......................................................................    10
1.25          Inactive Participant.................................................................    10
1.26          Insurer..............................................................................    10
1.27          Investment Manager...................................................................    10
1.28          Key Employee.........................................................................    10
1.29          Leased Employee......................................................................    11
1.30          Non-Highly Compensated Employee......................................................    12
1.31          Non-Key Employee.....................................................................    12
1.32          Normal Retirement Age................................................................    12
1.33          Participant..........................................................................    12
1.34          Plan.................................................................................    12
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

1.35          Plan Sponsor.........................................................................    12
1.36          Plan Year............................................................................    12
1.37          Policy...............................................................................    12
1.38          QDRO.................................................................................    12
1.39          Spouse...............................................................................    12
1.40          Statutory Compensation...............................................................    13
1.41          Super Top Heavy Plan.................................................................    13
1.42          Top Heavy Plan.......................................................................    13
1.43          Total Compensation...................................................................    13
1.44          Trustee..............................................................................    14
1.45          Valuation Date.......................................................................    14
1.46          Year of Broken Service...............................................................    14
1.47          Year of Vesting Service..............................................................    14


                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

2.1           Eligibility and Date of Participation as a Regular Participant.......................    14
2.2           Eligibility for Rollover Contributions as a Rollover Eligible Participant............    15
2.3           Length of Participation..............................................................    15


                                   ARTICLE III
                                     FUNDING

3.1           Amount and Timing of Employer Contributions..........................................    15
3.2           Special Rules for Employer's Share of and Form of Contribution.......................    17
3.3           Participant After-Tax and Pre-Tax Contributions......................................    18
3.4           Elective Deferral Dollar Limitation on Pre-Tax Contributions.........................    19
3.5           Participant Rollover Contributions...................................................    19
3.6           Procedure for and Time of Making Participant Contributions...........................    19
3.7           Use of Forfeitures and Unallocated Annual Additions..................................    20
3.8           No Duty of Trustee to Determine or Enforce Contributions.............................    21


                                   ARTICLE IV
                     PARTICIPANTS' ACCOUNTS AND ADJUSTMENTS

4.1           Accounts.............................................................................    21
4.2           Allocation of Contributions..........................................................    22
4.3           Dollar/25% Limitations on Annual Additions...........................................    22
4.4           Additional Limitations on Annual Additions Where Employer
               Maintains More Than One Plan .......................................................    23
4.5           Special Account for Unallocated Annual Additions.....................................    24
4.6           Valuation of Assets and Allocation of Valuation Adjustments..........................    25
4.7           Determination of Account Balances....................................................    27
4.8           Suspense Accounts....................................................................    28
4.9           Equitable Adjustment in Case of Error or Omission....................................    29
4.10          Special Rules for Reemployed Veterans................................................    30
4.11          Limitation on and Distribution of After-Tax, Pre-Tax and Matching Contributions
                Made by or on behalf of Highly Compensated Employees...............................    31
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                                    ARTICLE V
                                RETIREMENT DATES
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5.1           Normal Retirement Date...............................................................    31
5.2           Delayed Retirement Date..............................................................    32
5.3           Early Retirement Date................................................................    32
5.4           Disability Retirement Date...........................................................    32


                                   ARTICLE VI
                                     VESTING

6.1           Vesting at Retirement or Attainment of Normal Retirement Age.........................    32
6.2           Vesting at Death.....................................................................    33
6.3           Vesting in Matching and Profit Sharing Active Accounts at Other Times................    33
6.4           Vesting in Accrued Benefit Other Than Matching and Profit Sharing Active Accounts....    33
6.5           Vesting Service Rules................................................................    33
6.6           Forfeiture and Restoration of Matching and Profit Sharing Active Accounts............    33


                                   ARTICLE VII
                                 DEATH BENEFITS

7.1           Death after Benefit Commencement Date................................................    34
7.2           Death before Benefit Commencement Date...............................................    34
7.3           Beneficiary Designation..............................................................    34
7.4           Consent to Beneficiary Designation...................................................    35
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                                  ARTICLE VIII
                               PAYMENT OF BENEFITS

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8.1           Time of Payment......................................................................    36
8.2           Form of Payment When Participant Is the Initial Recipient............................    38
8.3           Form of Payment When Beneficiary Is the Initial Recipient............................    38
8.4           Payment Definitions and Rules........................................................    38
8.5           Plan to Plan Direct Rollover as a Distribution Option................................    39
8.6           Notice, Election and Consent Procedures Regarding Accrued Benefit Payment............    40
8.7           Benefit Determination and Payment Procedure..........................................    41
8.8           Claims Procedure.....................................................................    42
8.9           Payments to Minors and Incompetents..................................................    43
8.10          Distribution of Benefit When Distributee Cannot Be Located...........................    43


                                   ARTICLE IX
                              WITHDRAWALS AND LOANS

9.1           In-Service Non-Hardship Withdrawals from
                After-Tax Optional Account and/or Rollover Account.................................    43
9.2           In-Service Non-Hardship Withdrawals from
                Matching Optional Account and/or Profit Sharing Account............................    43
9.3           In-Service Non-Hardship Withdrawals from After-Tax Basic Account,
                Pre-Tax Optional Account and/or QNEC Account.......................................    43
9.4           In-Service Hardship Withdrawals from After-Tax Basic Account,
                Pre-Tax Account, Matching Account and/or Profit Sharing Account....................    43
9.5           Withdrawal Restrictions and Procedure................................................    45
9.6           Payment of Withdrawals...............................................................    46
9.7           No Withdrawal Restoration............................................................    47
9.8           Loans................................................................................    47
9.9           Instructions to Trustee..............................................................    50


                                    ARTICLE X
                                    THE FUND

10.1          Trust Fund and Exclusive Benefit.....................................................    50
10.2          Plan and Fund Expenses...............................................................    50
10.3          Reversions to the Employer...........................................................    50
10.4          No Interest Other Than Plan Benefit..................................................    51
10.5          Payments from the Fund...............................................................    51
10.6          Fund Divisions.......................................................................    51
10.7          Participant Investment Directions....................................................    52
10.8          Investment Authority of the Administrator............................................    53
10.9          Provisions Relating to Insurer.......................................................    53
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                                   ARTICLE XI
                                   FIDUCIARIES
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11.1          Named Fiduciaries and Duties and Responsibilities....................................    54
11.2          Limitation of Duties and Responsibilities of Named Fiduciaries.......................    54
11.3          Service by Named Fiduciaries in More Than One Capacity...............................    54
11.4          Allocation or Delegation of Duties and Responsibilities by Named Fiduciaries.........    54
11.5          Investment Manager...................................................................    55
11.6          Assistance and Consultation..........................................................    55
11.7          Indemnification......................................................................    55
11.8          Funding Policy.......................................................................    55
11.9          Standard of Conduct..................................................................    55


                                   ARTICLE XII
                                 THE TRUST FUND

12.1          Trustee Powers and Duties............................................................    56
12.2          Accounts.............................................................................    58
12.3          Two or More Trustees.................................................................    58
12.4          Management of Fund by Investment Manager.............................................    59
12.5          Trustee Compensation and Expenses....................................................    59
12.6          Bond.................................................................................    59
12.7          Trustee Resignation, Removal or Death and Appointment of Successor
               or Additional Trustee ..............................................................    59
12.8          Establishment of Separate Trusts.....................................................    60
12.9          Automatic Successor Trustee by Corporate Transaction.................................    61


                                  ARTICLE XIII
                               PLAN ADMINISTRATION

13.1          Appointment of Plan Administrator....................................................    61
13.2          Plan Sponsor as Plan Administrator...................................................    61
13.3          Compensation and Expenses............................................................    61
13.4          Procedure if a Committee.............................................................    61
13.5          Action by Majority Vote if a Committee...............................................    61
13.6          Appointment of Successors............................................................    62
13.7          Additional Duties and Responsibilities...............................................    62
13.8          Power and Authority..................................................................    62
13.9          Availability of Records..............................................................    62
13.10         No Action with Respect to Own Benefit................................................    63
13.11         Limitation on Powers and Authority...................................................    63
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                                   ARTICLE XIV
                        AMENDMENT AND TERMINATION OF PLAN
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14.1          Amendment............................................................................    63
14.2          Merger, Consolidation or Transfer of Assets..........................................    63
14.3          Plan Permanence and Termination......................................................    64
14.4          Lapse in Contributions...............................................................    64
14.5          Termination Events...................................................................    64
14.6          Termination Allocations and Separate Accounts........................................    65
14.7          Holding of Separate Accounts.........................................................    66
14.8          Distribution of Separate Accounts after Termination..................................    66
14.9          Effect of Employer Merger, Consolidation or Liquidation..............................    66


                                   ARTICLE XV
                        MATTERS RELATING TO COMPANY STOCK

15.1          Voting Directions....................................................................    67
15.2          Acquisitions and Dispositions of Company Stock.......................................    68
15.3          Sales Prohibited if Registration or Qualification Required...........................    69
15.4          Limitation on Insiders' Interests in Company Stock...................................    69
15.5          No Guarantee of Values...............................................................    69
15.6          Legend Regarding Securities Laws Restriction on Sale or Transfer.....................    69
15.7          Confidentiality of Participant Directions regarding and Holdings of Company Stock....    69


                                   ARTICLE XVI
                                  MISCELLANEOUS

16.1          Headings.............................................................................    70
16.2          Gender and Number....................................................................    70
16.3          Governing Law........................................................................    70
16.4          Employment Rights....................................................................    70
16.5          Conclusiveness of Employer Records...................................................    70
16.6          Right to Require Information and Reliance Thereon....................................    70
16.7          Alienation and Assignment............................................................    70
16.8          Notices and Elections................................................................    71
16.9          Delegation of Authority..............................................................    71
16.10         Service of Process...................................................................    71
16.11         Construction.........................................................................    71


                                  ARTICLE XVII
                              ADOPTION OF THE PLAN

17.1          Restated Adoption and Failure to Obtain Qualification................................    71
17.2          Adoption by Additional Employers.....................................................    72
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                                   APPENDICES

Appendix A - Determination of Hours of Service

Appendix B - Determination of Top Heavy Plan Status

Appendix C - List of Participating Employers

Appendix D - Rules Pertaining to Limitations on After-Tax, Pre-Tax and Matching Contributions

Appendix E - List of Named Fund Divisions

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      THIS PLAN AND TRUST is executed as of the date noted below by ESKIMO PIE
CORPORATION, a Virginia corporation (the "Plan Sponsor"), for itself and for other participating employers who may participate in the Plan as provided herein (collectively or individually hereinafter called the "Employer"), FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as Separate Trustee for all Fund divisions other than the Company Stock Fund and as Custodian for the Company Stock Fund, and THOMAS M. MISHOE, JR., as Separate Trustee for the Company Stock Fund;

                                   WITNESSETH:

      THAT, WHEREAS, effective April 6, 1992, the Plan Sponsor adopted the Eskimo Pie Corporation Savings Plan and a related trust for its employees, which Plan and trust have been subsequently amended and restated; and

      WHEREAS, effective January 1, 1995, Eskimo, Inc. and Sugar Creek Foods, Inc. adopted the Plan; and

      WHEREAS, the Plan Sponsor deems it desirable to further amend and restate the Plan and related trust as hereinafter set forth (sometimes referred to as this "Restatement of the Plan"); and

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree that the Plan, as it affects any rights in respect to any person entitled to benefits under the Plan on or after January 1, 1997, shall be amended and restated in its entirety as herein set forth, provided, however, that any new provision of this Restatement of the Plan shall have no force and effect if the Internal Revenue Service determines that it causes the Plan to cease to meet the applicable qualification requirements of a defined contribution plan under Section 401 of the Internal Revenue Code unless the same is amended to so qualify:

             (i) The Accrued Benefit (including any benefit considered as an accrued benefit for purposes of Section 411(d)(6)(B) of the Code) of any Participant (or the benefit payable to his Beneficiary) shall not be decreased by virtue of this Restatement of the Plan.

            (ii) The non-forfeitable percentage of the Accrued Benefit of any Participant shall not be decreased by virtue of this Restatement of the Plan.

           (iii) The form of payment of benefits in pay status on December 31, 1995 shall not be affected by virtue of this Restatement of the Plan, except as may be expressly provided herein in the case of re-employment or continued employment.


                                    ARTICLE I
                               DEFINITION OF TERMS

      The following words and terms as used herein shall have the meaning set forth below, unless a different meaning is clearly required by the context:

      1.1 "ACCRUED BENEFIT": The sum of the balances of the following accounts of a Participant under the Plan as of the most recent Valuation Date (or as otherwise provided herein):

      1.1(a) "AFTER-TAX ACCOUNT": The account of a Participant in the Fund attributable to his After-Tax Contributions, consisting of his After-Tax Basic Account and his After-Tax Optional Account as follows:

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             (i) "AFTER-TAX BASIC ACCOUNT": The Participant's account in the
      Fund attributable to his After-Tax Basic Contributions to the Plan. This account was last referred to as the "Mandatory Contributions Account" in the Plan as in effect immediately prior to this Restatement of the Plan.

            (ii) "AFTER-TAX OPTIONAL ACCOUNT": The Participant's account in the Fund attributable to his After-Tax Optional Contributions to the Plan. This account was last referred to as the "Employee Contributions Account" in the Plan as in effect immediately prior to this Restatement of the Plan.

      1.1(b) "MATCHING ACCOUNT" or "MATCHING ACCOUNTS": The account or accounts of a Participant in the Fund attributable to Matching and Supplemental Contributions by the Employer, consisting of his Matching Active Account and his Matching Non-forfeitable Account as follows:

             (i) "MATCHING ACTIVE ACCOUNT": The Participant's account in the Fund attributable to allocations of Matching and Supplemental Contributions by the Employer made with respect to his service since his most recent forfeiture and loss of forfeiture restoration rights under the Plan or, if he has incurred no forfeiture and loss of forfeiture restoration rights under the Plan, since his commencement of participation in the Plan.

            (ii) "MATCHING NON-FORFEITABLE ACCOUNT": In the case of a Participant who has incurred a forfeiture and loss of forfeiture restoration rights under the Plan, the vested portion of his Matching Active Account transferred to this account and attributable to allocations of Matching and Supplemental Contributions by the Employer and made with respect to his service prior to such forfeiture and loss of forfeiture restoration rights.

Each Matching Active and Non-forfeitable Account shall be subdivided into two accounts. One account shall be known as the "Company Stock Matching Account" and consists of contributions made thereto for periods after February, 1997 allocated thereto pursuant to subparagraph 3.2(c) which are required to be invested in the Company Stock Fund; and the other account shall be known as the "Unrestricted Matching Account" and consists of contributions which are not required to, but may, be invested in the Company Stock Fund. The Matching Account was last referred to as the "Regular Matching Contributions Account" in the Plan as in effect immediately prior to this Restatement of the Plan.

      1.1(c) "PRE-TAX ACCOUNT": The account of a Participant in the Fund attributable to his Pre-Tax Contributions (whether Basic or Optional). This account was last referred to as the "Deferral Contributions Account" in the Plan as in effect immediately prior to this Restatement of the Plan.

      1.1(d) "PROFIT SHARING ACCOUNT" or "PROFIT SHARING ACCOUNTS": The account or accounts of a Participant in the Fund attributable to Profit Sharing, Supplemental and Top Heavy Contributions by the Employer, consisting of his Profit Sharing Active Account and his Profit Sharing Non-forfeitable Account as follows:

             (i) "PROFIT SHARING ACTIVE ACCOUNT": The Participant's account in the Fund attributable to allocations of Profit Sharing, Supplemental and Top Heavy Contributions by the Employer made with respect to his service since his most recent forfeiture and loss of forfeiture restoration rights under the Plan or, if he has incurred no such forfeiture and loss of forfeiture restoration rights, since his commencement of participation in the Plan.

            (ii) "PROFIT SHARING NON-FORFEITABLE ACCOUNT": In the case of a Participant who has incurred a forfeiture and loss of forfeiture restoration rights under the Plan, the vested portion of his Profit Sharing Active Account transferred to this account and attributable to allocations of Profit Sharing, Supplemental and Top Heavy Contributions by the Employer made with respect to his service prior to such forfeiture and loss of forfeiture restoration rights.

Each Profit Sharing Active and Non-forfeitable Account shall be subdivided into two accounts. One account shall be known as the "Company Stock Profit Sharing Account" and consists of contributions made thereto for periods after February, 1997 allocated thereto pursuant to subparagraph 3.2(c) which are required to be invested in the Company Stock Fund; and the other account shall be known as the "Unrestricted Profit Sharing Account" and consists of contributions which are not required to, but may, be invested in the Company Stock Fund. This account was last referred to as the "Employer Contributions Account" in the Plan as in effect immediately prior to this Restatement of the Plan.

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      1.1(e) "QNEC ACCOUNT": The account of a Participant in the Fund attributable to QNEC Contributions by the Employer. The QNEC Account shall be subdivided into two accounts. One account shall be known as the "Company Stock QNEC Account" and consists of contributions made thereto for periods after February, 1997 allocated thereto pursuant to subparagraph 3.2(c) which are required to be invested in the Company Stock Fund; and the other account shall be known as the "Unrestricted QNEC Account" and consists of contributions which are not required to, but may, be invested in the Company Stock Fund. This account was last referred to as the "Qualified Nonelective Contributions Account" in the Plan as in effect immediately prior to this Restatement of the Plan.

      1.1(f) "ROLLOVER ACCOUNT": The account of a Participant in the Fund attributable to his Rollover Contributions. This account was last referred to as the "Rollover Contributions Account" in the Plan as in effect immediately prior to this Restatement of the Plan.

      1.2 "ACT": The Employee Retirement Income Security Act of 1974, as the same may be amended from time to time, or the corresponding sections of any subsequent legislation which replaces it, and, to the extent not inconsistent therewith, the regulations issued thereunder.

      1.3 "ACTIVE PARTICIPANT": A Participant who is an Eligible Employee. There are two classes of Active Participants - Regular Participants (described in paragraph 2.1) who are eligible to make After-Tax, Pre-Tax and Rollover Contributions and receive a share of any contributions by the Employer to the Plan or forfeitures, and Rollover Eligible Participants (described in paragraph 2.2) who are only eligible to and have made one or more Rollover Contributions to the Plan.

      1.4 "ADJUSTMENT FACTOR": The cost of living adjustment factor prescribed by the Secretary of the Treasury or his delegate under Section 415(d) of the Code for years beginning after December 31, 1987, applied to such items and in such manner as the Secretary of the Treasury or his delegate shall prescribe.

      1.5 "ADMINISTRATOR": The Plan Administrator provided for in ARTICLE XIII hereof.

      1.6 "AFFILIATE": The Employer and each of the following business entities or other organizations (whether or not incorporated) which during the relevant period is treated (but only for the portion of the period so treated and for the purpose and to the extent required to be so treated) together with the Employer as a single employer pursuant to the following sections of the Code (as modified where applicable by Section 415(h) of the Code):

             (i) Any corporation which is a member of a controlled group of corporations (as defined in Section 414(b) of the Code) which includes the Employer,

            (ii) Any trade or business (whether or not incorporated) which is under common control (as defined in Section 414(c) of the Code) with the Employer,

           (iii) Any organization (whether or not incorporated) which is a member of an affiliated service group as defined in Section 414(m) of the
      Code) which includes the Employer, and

            (iv) Any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.
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      1.7 "BENEFICIARY": The person or persons designated by a Participant or otherwise entitled pursuant to paragraph 7.3 to receive benefits under the Plan attributable to such Participant after the death of such Participant.

      1.8 "BOARD": The present and any succeeding Board of Directors of the Plan Sponsor, unless such term is used with respect to a particular Employer and its Employees, in which event it shall mean the present and any succeeding Board of Directors of that Employer.

      1.9 "CODE": The Internal Revenue Code of 1986, as the same may be amended from time to time, or the corresponding section of any subsequent Internal Revenue Code, and, to the extent not inconsistent therewith, regulations issued thereunder.

      1.10 "COMPANY STOCK":  The common stock of the Plan Sponsor.

      1.11 "COMPENSATION":  An Employee's:

             (i)     Regular base salary for salaried employees,

            (ii) Straight time earnings for all hours worked and paid non-work hours, which shall include shift differential, vacation, sick, jury, witness, bereavement and non-worked holiday pay, for hourly employees,

           (iii) Guaranteed commissions for salespersons who are not compensated strictly on a commissioned basis (i.e., who have a guaranteed base), and

            (iv) Ninety percent (90%) of commissions for salespersons who are compensated strictly on a commissioned basis (i.e., who have no guaranteed base),

payable to the Employee for services as an Eligible Employee and while a Regular Participant, directly from the Employer (but not from any Affiliate which is not a participating employer unless otherwise expressly provided) for a Plan Year, including in any case employee elective salary reduction or similar contributions under a cafeteria plan described in Section 125 of the Code and employee elective salary reduction or similar contributions (such as Pre-Tax Contributions) under a cash or deferred arrangement described in Section 401(k) of the Code (to the extent not already included therein), and not including in any case any contribution by the Employer to or benefits under this Plan or any other employee benefit plan or trust in connection therewith, nor any amount otherwise paid as compensation but finally determined not to be deductible as compensation in determining the Employer's federal taxable income. Any such compensation in excess of the Compensation Limit for a Plan Year shall be disregarded.

      1.12 "COMPENSATION LIMIT":

      1.12(a) $150,000 (as adjusted in $10,000 increments by the applicable Adjustment Factor determined on the basis of a base period of the calendar quarter beginning October 1, 1993).

      1.12(b) For purposes of applying the Compensation Limit:

             (i) The Compensation Limit applicable to each Plan Year (or other applicable computation period) shall be the Compensation Limit in effect for each such Plan Year (or other applicable computation period), determined without increases in the Compensation Limit for subsequent periods.

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            (ii) If any Plan Year is a period of less than twelve (12) months, then any dollar limitation referred to in this paragraph shall be prorated by multiplying the otherwise applicable dollar limitation for such Plan Year by a fraction, the numerator of which is the number of months in such Plan Year and the denominator of which is twelve (12).

           (iii) The Compensation Limit shall be applied on a plan by plan basis, except that a group of plans which are treated as a single plan for applicable non-discrimination purposes under Section 410(b) of the Code shall share a single Compensation Limit.

      1.13 "CONTRACT": A group annuity contract, deposit administration contract, immediate participation guarantee contract, or other investment-oriented or funding contract or agreement issued by an Insurer to hold the assets of the Plan.

      1.14 "COVERED PARTICIPANT":  With respect to a Plan Year, a Regular
Participant:

             (i) Who is an Eligible Employee on the last day of such Plan Year, or

            (ii) Who died or retired under the Plan while an Eligible Employee during such Plan Year.

      1.15 "CUSTODIAN": Any custodian for any separate trust constituting part of the Fund and established pursuant to paragraph 12.8. For periods prior to March 31, 1997, none; for periods on or after March 31, 1997, First Union National Bank of North Carolina, serving in the capacity as a Separate Trustee (as provided in paragraph 12.8) First Union National Bank of North Carolina for the Company Stock Fund, for so long as and to the extent serving; or any successor or additional person(s) or entity(ies) appointed pursuant hereto as Custodian of any separate trust constituting part of the Fund and currently serving.

      1.16 "DATE OF HIRE": The date on which an Employee is first credited with an Hour of Service, determined without regard to any cessation of employment.

      1.17 "EFFECTIVE DATE":

             (i)     The Effective Date of the Plan is April 6, 1992.

            (ii) The Effective Date of this Restatement of the Plan is January 1, 1997, provided, however, that any provision which is contained in this Restatement of the Plan (as the same may be amended) and which is required to be effective before January 1, 1997 in order to retain the qualification of the Plan under Section 401 of the Code shall nevertheless be effective as of its required effective date under the Code.

           (iii) With respect to any employer adopting the Plan as a participating employer as of a date after the Effective Date of this Restatement of the Plan, the Effective Date of the Plan as to such Employer is the same as may be set forth in its adoption agreement or in the Plan.

The Administrator shall maintain as Appendix C to the Plan a list of the Effective Dates of participation of all Employers participating in the Plan.

      1.18 "ELIGIBLE EMPLOYEE":

      1.18(a) Any common law employee of the Employer other than:

             (i) An employee who is a non-resident alien and who receives no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer which constitutes income from sources within the United States (within the meaning of Section 861(a)(3) of the Code),

            (ii) An employee who is included in a unit of persons covered by a collective bargaining agreement between representatives of such unit and the Employer, unless such collective bargaining agreement provides for participation in the Plan, or

           (iii) An employee who is classified by the Employer under its standard personnel policies and practices as a straight-time hourly paid employee.

      1.18(b) For purposes hereof, a "straight-time hourly paid employee" generally is an employee whose pay is calculated on an hourly basis and who normally is not compensated for time off due to holidays, vacation or illness.

      1.18(c) In no event shall Leased Employees be considered as Eligible Employees or be eligible to actively participate in the Plan.

      1.19 "EMPLOYEE": Any individual employed in the service of the Employer as a common law employee, any sole proprietor or partner of a partnership constituting an Affiliate, and any Leased Employee (but only for the purpose and to the extent treated under Section 414(n) of the Code as an employee of the Employer).

      1.20 "EMPLOYER":

      1.20(a) The Plan Sponsor and each other employer heretofore or hereafter executing or adopting the Plan as a participating employer, collectively unless the context otherwise indicates, for as long as it remains a participating employer; and with respect to any Employee, any one or more of such Employers by which he is at any time employed (unless or to the extent otherwise specified by resolution of the Board or in a merger or acquisition agreement or plan approved by the Board or in any applicable asset transfer, plan merger or consolidation or adoption agreement). The Administrator shall maintain as Appendix C to the Plan a list of all such Employers who are, from time to time, participating employers in the Plan.

      1.20(b)   For purposes of determining:

             (i) Service for all purposes of the Plan (other than for purposes of determining non-Top Heavy Plan benefit accrual, Eligible Employees, Covered Participants and Years of Benefit Service unless otherwise specifically provided) and commencement of service and termination of employment with the Employer,

            (ii) Employees, Family Members, Highly Compensated Employees, Key Employees, and Leased Employees,

           (iii) Top Heavy Plan status, contributions and benefits,

            (iv) Statutory Compensation and Total Compensation,

             (v) Any limitations of contributions and forfeitures or on loans hereunder, and

            (vi) Maintenance of or participation in other qualified plans under
      Section 401(a) of the Code, tax sheltered annuities under Section 403(b) of the Code, simplified employee pensions under Section 408(k) of the Code, and any other plan required or, as applicable, permitted to be aggregated with this Plan for purposes of the Code, the term "Employer" shall include each Affiliate which during any year commencing after December 31, 1975 is treated as an Affiliate and each predecessor employer which maintained this Plan (but not beyond the time it ceased to maintain the Plan) within the meaning of Section 414(a) of the Code, but only for the portion of any such year or years so treated and for the purpose and to the extent required to be so treated.

      1.20(c) For purposes of determining compensation and service with any business entity, or predecessor thereto, which is merged into an Employer, or a predecessor thereto, or all or substantially all the assets or the operating assets acquired by an Employer, or predecessor thereto, compensation from and service with such business entity and predecessor thereto shall be treated as compensation from and service with an Employer to the extent provided by resolution of the Board or in any corporation or plan merger, consolidation or asset transfer agreement or any adoption agreement approved by the Board.

      1.20(d) For purposes of determining service and compensation under the Plan, service with and compensation from Reynolds Metals Company, a Delaware corporation, and any of its "affiliates" (determined on the same basis as Affiliates are determined, but substituting Reynolds Metals Company for the Plan Sponsor) which was rendered or payable for service before April 6, 1992 shall be considered as service with the Employer for all purposes of the Plan.

      1.20(e) Notwithstanding anything to the contrary in the forgoing, service prior to March 1, 1994 with Sugar Creek Foods of Russellville, Inc. (which is the predecessor to Sugar Creek Foods, Inc.) shall not be considered service with an Employer or Affiliate for purposes of the Plan

      1.21 "FAMILY MEMBER":

      1.21(a) With respect to a Plan Year, an individual (whether or not himself a Highly Compensated Employee) who is considered a family member described in
Section 414(q)(6)(A) of the Code with respect to an Employer; and, to the extent not inconsistent therewith, an individual who is a member of the family (consisting, with respect to an Employee, of such Employee's spouse and lineal ascendants and descendants and the spouses of lineal ascendants and descendants) on any day of the Determination Year or Look-Back Year with respect to such Plan Year of a Highly Compensated Employee who is either (i) a more than five percent (5%) owner of the Employer or (ii) in the group consisting of the ten (10) Highly Compensated Employees with the greatest Statutory Compensation for the relevant Determination Year or Look-Back Year.

      1.21(b) For purposes hereof, the terms "Determination Year", "Look-Back Year", and "more than five percent (5%) owner of the Employer" have the same meaning provided herein for purposes of determining Highly Compensated Employees.

      1.22 "FUND": The trust fund, including any separate trusts, created under and subject to the Plan. The Fund shall be held in divisions (sometimes referred to as "divisions of the Fund", "Fund divisions" or "investments funds" herein) as described in paragraph 10.6 and Appendix E to the Plan.

      1.23 "HIGHLY COMPENSATED EMPLOYEE":

      1.23(a) For Plan Years beginning on or after January 1, 1997, an individual who is considered a "highly compensated employee" with respect to the Employer within the meaning of Section 414(q) of the Code; and, to the extent not inconsistent therewith, any Employee who is considered a Highly Compensated Active Employee or a Highly Compensated Former Employee for the Determination Year ending with or within such Plan Year, defined as follows:

               (i) The term "Highly Compensated Active Employee" means, with respect to a Determination Year, an Employee who is an Active Employee during the Determination Year and who either:

                    (A) Was at any time a more than five percent (5%) owner of the Employer (as defined for purposes of determining Key Employees) for the Determination Year or the Look-Back Year, or

                    (B) Received Statutory Compensation in excess of $80,000 (as adjusted by the Adjustment Factor, but with the base period being the calendar quarter ending September 30, 1996) and, at the election of the Plan Sponsor or the Administrator in accordance with Section 414(q) of the Code, was a member of the twenty percent (20%) top-paid group of Employees for the Look-Back Year.

           (ii) The term "Highly Compensated Former Employee" means:

                    (A) With respect to a Determination Year, a Former Employee who has had a Separation Year prior to the Determination Year and who was a Highly Compensated Active Employee for either such Separation Year or any Determination Year ending on or after his attainment of the age of fifty-five (55).

                    (B) Notwithstanding the foregoing, an Employee shall not be treated as a Highly Compensated Former Employee by reason of having a Deemed Separation Year after such Employee actually separates from service with the Employer if, after such Deemed Separation Year and before his Actual Separation Year, his services for the Employer and Statutory Compensation for a Determination Year increase significantly so that the Employee is treated as having a Deemed Resumption of Employment.

      1.23(b)   For purposes hereof:

             (i) The term "Active Employee" means, with respect to a Determination Year, a current Employee who performs services for the Employer as an Employee at any time during the Determination Year.

            (ii) The term "Deemed Resumption of Employment" means an increase in both services performed for the Employer as an Employee and Statutory Compensation, based on the facts and circumstances, and at a minimum shall include an increase in Statutory Compensation to the extent that such increased Statutory Compensation would not result in a Deemed Separation Year.

           (iii) The term "Determination Year" means the Plan Year.

            (iv) The term "Former Employee" means, with respect to a Determination Year, a current or former Employee who performs no services for the Employer as an Employee during the Determination Year.

             (v) The term "Look-Back Year" means, with respect to a Determination Year, the immediately preceding year to the Determination Year in question, provided, however, that if the Determination Year is the calendar year and the Administrator elects in accordance with Section 414(q) of the Code to determine the status of individuals as Highly Compensated Employees on the basis of a Look-Back Year and Determination Year which are the same year, then the Look-Back Year shall be the Determination Year.

            (vi) The term "Separation Year" means:

                    (A) An "Actual Separation Year" which is a Determination
               Year in which a Former Employee last performed services for the Employer as an Employee prior to becoming a Highly Compensated Former Employee; or

                    (B) A "Deemed Separation Year" which is a Determination Year prior to the Employee's attainment of the age of fifty-five (55) in which he is an Active Employee and in which his Statutory Compensation is less than fifty percent (50%) of his average annual Statutory Compensation for the three (3) consecutive calendar years preceding the Determination Year during which his Statutory Compensation was the highest (or the total period of the Employee's service with the Employer if less). A Deemed Separation Year is relevant for purposes of determining whether an Employee is a Highly Compensated Former Employee after he has an Actual Separation Year, but is not relevant for purposes of identifying him as an Active or Former Employee.

      1.23(c)   For purposes hereof:

             (i) The Adjustment Factor for a Determination Year or a Look-Back Year shall be applied on the basis of the calendar year in which such Determination Year or Look-Back Year begins.

            (ii) The Administrator may adopt any rounding or tie-breaking rules it desires in making relevant determinations so long as such rules are reasonable, non-discriminatory and uniformly and consistently applied.

           (iii) An Employee is a member of the twenty percent (20%) top-paid group for a year if he is one of the top twenty percent (20%) of Active Employees for the year when ranked on the basis of descending Statutory Compensation for such year (whether or not the Employee in question is excluded in determining the number of Employees in the twenty percent (20%) top-paid group). For this purpose, if bargaining unit Employees are not taken into account in determining the number of Employees in the twenty percent (20%) top-paid group pursuant to clause (iv)(E) of this subparagraph, they also shall not be taken into account in determining other Employees who are in twenty percent (20%) top-paid group.

            (iv) For purposes of determining the number of persons in the twenty percent (20%) top-paid group and the number of persons who may be considered officers for a year, the following rules shall apply:

                    (A) The number of Employees who are in the twenty percent
               (20%) top-paid group for a year is twenty percent (20%), rounded to the nearest integer, of the total number of Active Employees who are not excluded Employees for such year.

                    (B) The number of Employees equal to ten percent (10%) of
               total Employees for a year is ten percent (10%), rounded to the nearest integer, of the total number of Active Employees who are not excluded Employees for such year.

                    (C) All Former Employees for the year are excluded.

                    (D) Employees who are non-resident aliens and who receive no earned income (within the meaning of Section 911(d)(2) of the Code) from the Employer that constitutes income from sources within the United States for the year are excluded.

                    (E) Employees who are in a unit of employees covered by a
               collective bargaining agreement between the Employer and employee representatives for the year are excluded if and only if ninety percent (90%) or more of the total Employees for the year are covered by a collective bargaining agreement with the Employer and the Active Participants in the Plan do not include any such bargaining unit Employees.

                    (F) Employees shall not be excluded on the basis of age or length of prior service.

             (v) If any Plan Year is a period of less than twelve (12) months, then any dollar amount referred to in this paragraph shall be prorated by multiplying the otherwise applicable dollar amount for such Plan Year by a fraction, the numerator of which is the number of months in such Plan Year and the denominator of which is twelve (12).

      1.24 "HOUR OF SERVICE":

             (i) Each hour for which an Employee is paid by the Employer, or entitled to payment, for the performance of duties for the Employer or for periods during which no duties are required to be performed, including each hour for which credit has not theretofore been given and for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer, and

            (ii) Solely for purposes of determining Years of Broken Service, each hour of absence from work for which credit is expressly given under the Plan, all as more specifically provided in Appendix A.

      1.25 "INACTIVE PARTICIPANT":  A Participant who is not an Eligible
Employee.

      1.26 "INSURER": Any insurance company which issues a Contract to hold assets of the Plan or a Policy to provide for payment of benefits under the Plan.

      1.27 "INVESTMENT MANAGER": A fiduciary of the Plan appointed to manage all or part of the assets of the Fund and serving pursuant to ARTICLE XI and qualifying as an "investment manager" within the meaning of Section 3(38) of the Act.

      1.28 "KEY EMPLOYEE":

      1.28(a) With respect to a Plan Year, any Employee or former Employee (or his Beneficiary if he is deceased) considered to be a "key employee" with respect to the Employer at the time in question within the meaning of Section 416(i)(1) of the Code; and to the extent not inconsistent therewith, any Employee or former Employee (or his Beneficiary if he is deceased) who at any time during such Plan Year, or any of the preceding four (4) Plan Years, is either:

             (i) One of the fifty (50) (or if less, the greater of three (3) or ten percent (10%) of total Employees, as determined for purposes of determining Highly Compensated Employees) officers of the Employer having the largest annual Statutory Compensation during any such Plan Year and having Statutory Compensation in excess of $45,000 (or fifty percent (50%) of any other amount, as adjusted by the Adjustment Factor, in effect for the relevant Plan Year under Section 415(b)(1)(A) of the Code);

            (ii) One of the ten (10) Employees having Statutory Compensation in excess of $30,000 (or any other amount, as adjusted by the Adjustment Factor, in effect for the relevant Plan Year under Section 415(c)(1)(A) of the Code) and owning more than a one-half percent (.5%) interest in the Employer, who owns the largest interests in the Employer, provided that if two such Employees have the same interest in the Employer, the Employee having the greater Statutory Compensation shall be treated as having a larger interest;

           (iii) A more than five percent (5%) owner of the Employer; or

            (iv) A more than one percent (1%) owner of the Employer having an annual Statutory Compensation of more than $150,000.

      1.28(b) In determining ownership in the Employer for purposes hereof the constructive ownership rules of Section 318 of the Code (as modified by Section 416(i)(1)(B)(iii) of the Code) shall apply, and the rules of Sections 414(b),
(c), (m) and (o) of the Code shall not apply.

      1.29 "LEASED EMPLOYEE":

      1.29(a) An individual who is considered a leased employee of the Employer within the meaning of Section 414(n)(2) of the Code and, to the extent not inconsistent therewith, any person:

             (i) Who, pursuant to an agreement between the recipient Employer and any other person (the "leasing organization"), has performed services for the recipient Employer or for the recipient Employer and related persons (determined in accordance with Section 414(n)(6) of the Code),

            (ii) Whose services are performed on a substantially full-time basis for a period of at least one year, and

           (iii) For years beginning before January 1, 1997, whose services are of a type historically performed by employees in the business field of the recipient Employer; and for years beginning after December 31, 1996, whose services are performed under the primary control or direction of the recipient Employer.

      1.29(b) Notwithstanding the foregoing, if such leased employees constitute less than twenty percent (20%) of the Employer's non-highly compensated work force within the meaning of Section 414(n)(1)(C)(ii) of the Code, individuals otherwise considered to be Leased Employees shall not include those leased employees covered by a plan described in Section 414(n)(5) of the Code (unless otherwise provided by the terms of the Plan) and, to the extent not inconsistent therewith, which:

             (i) Is maintained by the leasing organization,

            (ii) Is a money purchase pension plan with a non-integrated employer contribution rate of at least seven and one-half percent (7-1/2%) of compensation in the case of services performed before January 1, 1987 or ten percent (10%) of compensation in the case of services performed after December 31, 1986,

           (iii) Provides full and immediate vesting, and

            (iv) Provides for immediate participation by each employee of the leasing organization (other than employees who perform substantially all their services for the leasing organization or whose compensation from the leasing organization in each of the four (4) Plan Years ending with the Plan Year in question is less than $1,000).

For purposes hereof, "compensation" means compensation as defined in Section 415(c)(3) of the Code, but determined without regard to Sections 125, 402(e)(3) and 402(h)(1)(B) of the Code and without regard to employer contributions made pursuant to salary reduction agreements under Section 403(b) of the Code for Plan Years beginning before January 1, 1998.

      1.30 "NON-HIGHLY COMPENSATED EMPLOYEE": Any Employee who is not a Highly Compensated Employee.

      1.31 "NON-KEY EMPLOYEE": Any Employee (including the Beneficiary of such Employee) who is not a Key Employee.

      1.32 "NORMAL RETIREMENT AGE":  The age of sixty-five (65) years.

      1.33 "PARTICIPANT": An Eligible Employee or other person qualified to participate in the Plan for so long as he is considered a Participant as provided in ARTICLE II hereof. There are two classes of Participants Active Participant and Inactive Participants.

      1.34 "PLAN": This Plan and Trust Agreement, including the Appendices hereto, as contained herein or duly amended. The Plan maintained pursuant hereto shall be known as the "Eskimo Pie Corporation Savings Plan".

      1.35 "PLAN SPONSOR": Eskimo Pie Corporation, a Virginia corporation (or its corporate successor).

      1.36 "PLAN YEAR": The year commencing upon the first day of January of each year

      1.37 "POLICY": A group or individual policy, contract or other agreement (including a certificate) issued by an Insurer which is not a Contract and which is obtained to provide for the accumulation and/or payment of benefits under the Plan.

      1.38 "QDRO": A qualified domestic relations order within the meaning of
Section 206(d)(3) of the Act and Section 414(p) of the Code and as determined by the Administrator pursuant to the Plan.

      1.39 "SPOUSE":

      1.39(a) For the purpose of entitlement to receive death benefits as a Spouse under subparagraph 7.3(a) of the Plan and consenting to a Beneficiary designation as a Spouse under subparagraph 7.3(a) and paragraph 7.4 of the Plan, the individual to whom the Participant was married throughout the one year period ending on the date of his death.

      1.39(b) The determination of the marital status of a Participant shall be made pursuant to applicable local law; provided, however, that a Participant's former spouse shall continue to be considered married to the Participant, and a Participant's current spouse shall be considered not married to the Participant, to the extent provided under a QDRO.

      1.40 "STATUTORY COMPENSATION":

      1.40(a) For Plan Years beginning before January 1, 1998, an Employee's Total Compensation plus employee elective salary reduction or similar contributions excluded from Total Compensation by reason of Sections 125, 402(e)(3), 402(h), 403(b), 414(h)(2) and 457(b) of the Code. Statutory
Compensation for a Plan Year (or other applicable computation period) shall be limited by the Compensation Limit for all purposes other than determining Family Members, Highly Compensated Employees and Key Employees.

      1.40(b) For Plan Years beginning on or after January 1, 1998, an Employee's Total Compensation. Statutory Compensation for a Plan Year (or other applicable computation period) shall be limited by the Compensation Limit for all purposes other than determining Highly Compensated Employees and Key Employees.

      1.41 "SUPER TOP HEAVY PLAN": The Plan, if it would still be considered a Top Heavy Plan if ninety percent (90%) were substituted for sixty percent (60%) in each place it appears in the definition of a Top Heavy Plan.

      1.42 "TOP HEAVY PLAN": The Plan, for any Plan Year beginning after December 31, 1983, if the sum of the present values of the cumulative Accrued Benefits of Key Employees under the Plan, and the present values of the cumulative accrued benefits of Key Employees under all plans aggregated with it, exceeds sixty percent (60%) of the aggregate of the present value of the cumulative Accrued Benefits under this Plan and accrued benefits under such plan(s) at the applicable determination date. For purposes hereof, aggregation, accrued benefits (including Accrued Benefits) taken into account, the determination date and all other standards and criteria for determining top-heaviness under this Plan and such other plan(s) shall be determined under
Section 416 of the Code. Subject to the foregoing, more specific rules for determining whether the Plan is a Top Heavy Plan are provided in Appendix B.

      1.43 "TOTAL COMPENSATION":

      1.43(a) For Plan Years (or Limitation Years, as applicable) beginning before January 1, 1998, the total compensation from the Employer received by or made available to an Employee during any Plan Year or, for purposes of the limitations imposed by Section 415 of the Code, any Limitation Year (as defined in paragraph 4.3):

             (i) Including, but not limited to, wages, salary, earned income (in the case of self-employed individuals), vacation pay, sick pay, overtime pay, bonuses and commissions, and as reportable to the Internal Revenue Service on Form W-2 (or its successor), where applicable, for federal income tax purposes, but

            (ii) Excluding paid or reimbursed expenses, contributions or benefits under a simplified employee pension plan, contributions (to the extent not includible in the Employee's gross income when contributed) or benefits under this or any other plan of deferred compensation (other than an unfunded, non-qualified plan), contributions or benefits under any other employee benefit plan or arrangement (to the extent excludible from or not includible in gross income), now, heretofore or hereafter adopted, amounts paid or received or deemed received in connection with stock options or rights, other amounts which receive special tax benefits, or any amount otherwise paid as compensation but finally determined not to be deductible as compensation in determining the Employer's federal taxable income.

      1.43(b) For Plan Years (or Limitation Years, as applicable) beginning on or after January 1, 1998, the total compensation from the Employer received by or made available to an Employee during any Plan Year or, for purposes of the limitations imposed by Section 415 of the Code, any Limitation Year (as defined in paragraph 4.3):

             (i) Including, but not limited to, wages, salary, earned income (in the case of self-employed individuals), vacation pay, sick pay, overtime pay, bonuses and commissions, and as reportable to the Internal Revenue Service on Form W-2 (or its successor), where applicable, for federal income tax purposes, but

            (ii) Including employee elective salary reduction or similar deferral contributions excluded from W-2 compensation by reason of Section 125, 402(g)(3) or 457(b) of the Code (and elective deferrals or contributions under any other sections of the Code covered by Section 415(c)(3)(D) of the Code), and

           (iii) Excluding, except as otherwise expressly included by clause
      (ii) above, paid or reimbursed expenses, contributions or benefits under a simplified employee pension plan, contributions (to the extent not includible in the Employee's gross income when contributed) or benefits under this or any other plan of deferred compensation (other than an unfunded, non-qualified plan), contributions or benefits under any other employee benefit plan or arrangement (to the extent excludible from or not includible in gross income), now, heretofore or hereafter adopted, amounts paid or received or deemed received in connection with stock options or rights, other amounts which receive special tax benefits, or any amount otherwise paid as compensation but finally determined not to be deductible as compensation in determining the Employer's federal taxable income.

      1.44 "TRUSTEE": For periods prior to March 31, 1997, First Union National Bank of North Carolina, serving in the capacity as sole Trustee; for periods on or after March 31, 1997, First Union National Bank of North Carolina, serving in the capacity as a Separate Trustee (as provided in paragraph 12.8) for all Fund divisions other than the Company Stock Fund, and Thomas M. Mishoe, Jr., serving in the capacity as a Separate Trustee (as provided in paragraph 12.8) for the Company Stock Fund, for so long as and to the extent each is serving under such Trustee; or any other Trustee, Separate Trustees (as provided in paragraph 12.8), any Co-Trustee (as provided in subparagraph 15.1(e)), or any successor or additional person(s) or entity(ies) appointed pursuant hereto as trustee of the Fund and currently serving. Any reference to a Trustee herein is intended to be a reference to any sole Trustee, any separate Trustee or any Co-Trustee then serving unless the context indicates otherwise.

      1.45 "VALUATION DATE": Each business day (based on the days the underlying investment funds are valued and transactions are effectuated in the applicable financial markets) of the Plan Year, or such other dates (which must be at least annually) as the Administrator may designate from time to time.

      1.46 "YEAR OF BROKEN SERVICE": A Plan Year (which is the computation period), commencing with or after the date an individual becomes an Employee, during which such Employee is not credited with more than five hundred (500) Hours of Service.

      1.47 "YEAR OF VESTING SERVICE": A Plan Year (which is the computation period), commencing with or after the date an individual becomes an Employee, during which such Employee is credited with at least one thousand (1,000) Hours of Service.


                                   ARTICLE II
                          ELIGIBILITY AND PARTICIPATION

      2.1 ELIGIBILITY AND DATE OF PARTICIPATION AS A REGULAR PARTICIPANT.

      2.1(a) Each individual who has met the age and service requirements for participation in the Plan and has become a Participant in the Plan entitled to make After-tax and Pre-Tax Contributions and receive a share of any contributions by the Employer (that is, he is a Regular Participant) on the day before the Effective Date of this Restatement of the Plan shall continue to be a Regular Participant in the Plan at the Effective Date of this Restatement of the Plan.

      2.1(b) Each other Eligible Employee who is not a Regular Participant at the Effective Date of this Restatement of the Plan shall become a Regular Participant on the earlier of the following dates:

             (i) The first day of the first calendar month (A) which occurs both twelve (12) months after his Date of Hire and by which he has attained the age of twenty one (21) years and (B) on which he is an Eligible Employee, or

            (ii) If he is not an Eligible Employee on the date referred to in clause (i) above, on the first day he becomes an Eligible Employee thereafter.

      2.1(c) An individual who was, but ceased to be, a Regular Participant shall again be a Regular Participant if and when he again becomes an Eligible Employee.

      2.1(d) An individual who becomes a Regular Participant shall be or remain a Regular Participant for so long as he remains an Eligible Employee.

      2.2 ELIGIBILITY FOR ROLLOVER CONTRIBUTIONS AS A ROLLOVER ELIGIBLE PARTICIPANT. Notwithstanding the foregoing, an Employee who is not a Regular Participant shall be eligible to become a Rollover Eligible Participant whenever he is an Eligible Employee. An Eligible Employee who is not a Regular Participant may become a Rollover Eligible Participant by making a Rollover Contribution to the Plan. A Rollover Eligible Participant shall not be eligible to make After-Tax or Pre-Tax Contributions or receive a share of any contributions by the Employer or forfeitures unless and until he becomes a Regular Participant pursuant to paragraph 2.1 A Participant shall cease to be a Rollover Eligible Participant when he becomes a Regular Participant.

      2.3 LENGTH OF PARTICIPATION. An individual who becomes a Participant shall be or remain a Participant for so long as he remains an Eligible Employee and thereafter while he is entitled to future benefits under the terms of the Plan.


                                   ARTICLE III
                                     FUNDING

      3.1       AMOUNT AND TIMING OF EMPLOYER CONTRIBUTIONS.

      3.1(a) With respect to each Allocation Period of a Plan Year, each Employer shall make a Matching Contribution to the Fund on behalf of each Regular Participant who has made After-Tax and/or Pre-Tax Contributions to the Plan at any time during such Allocation Period in the amount equal to the lesser of (i) the Regular Participant's aggregate After-Tax and Pre-Tax Contributions for such Allocation Period or (ii) six percent (6%) of his Compensation for such Allocation Period. The "Allocation Period" is each calendar month.

      3.1(b) With respect to each Plan Year, each Employer's Profit Sharing Contribution to the Fund shall be such amount, if any, as the Plan Sponsor may determine.

      3.1(c) With respect to each Plan Year, each Employer's QNEC Contribution to the Fund shall be such amount, if any, as the Plan Sponsor may determine. QNEC Contributions are intended to be non-elective contributions within the meaning of Section 401(m)(4)(C) of the Code (that is, employer contributions (other than matching contributions) which an Employee may not elect to have paid to him instead of being contributed to the Plan, which are subject to the restrictions on distributions contained in Section 401(k)(2)(B) of the Code (generally prohibiting distribution before separation from service, death, or disability unless, if the Plan permits such payment, the Employee has a hardship or has reached age fifty-nine and one-half (59-1/2) or after plan termination), and which are immediately fully vested and non-forfeitable.

      3.1(d) For any Plan Year for which the Plan is a Top Heavy Plan, the Plan Sponsor shall cause a Top Heavy Contribution by the Employer to be made on behalf of each Non-Key Employee who is a Regular Participant for such Plan Year, who is an Eligible Employee on the last day of such Plan Year and who is not covered by a collective bargaining agreement under which retirement benefits were the subject of good faith bargaining with the Employer so that the total allocation of contributions by the Employer (other than Supplemental Contributions to the Plan and similar contributions to other plans) and forfeitures for each such Non-Key Employee is at least equal to the lesser of:

             (i) Three percent (3%) of his Top Heavy Compensation for such Plan Year, or

            (ii) Such lesser percentage of his Top Heavy Compensation for such Plan Year which is equal to the percentage of Top Heavy Compensation of the Key Employee for such Plan Year for whom an allocation of contributions by the Employer (other than Supplemental Contributions to this Plan and similar contributions to other plans) and forfeitures under this Plan and any other qualified defined contribution plan or simplified employee pension plan maintained by the Employer is made which is the highest such percentage for such Plan Year (calculated by aggregating all such contributions and forfeitures); provided, however, that this clause
      (ii) shall not apply if this Plan enables a defined benefit plan to meet the requirements of Section 401(a)(4) or 410 of the Code.

For purposes hereof, contributions considered made by the Employer which are attributable to a salary reduction or similar arrangement (such as Pre-Tax Contributions) and matching contributions within the meaning of Section 401(m) of the Code (such as Matching Contributions) shall only be taken into account for purposes of determining the highest percentage of any Key Employee pursuant to clause (ii) of this subparagraph. For purposes hereof, "Top Heavy Compensation" means a Regular Participant's Total Compensation, not in excess of the Compensation Limit, for a Plan Year.

      3.1(e) With respect to each Plan Year, the Employer shall make a Supplemental Contribution to the Fund on behalf of Participants in such amount as may be required pursuant to paragraph 6.6.

      3.1(f) In no event shall the sum of the Matching, QNEC, Profit Sharing and Top Heavy Contributions made by the Employer and the Pre-Tax Contributions considered made by the Employer for purposes of Section 404 of the Code for any taxable year of the Employer exceed the maximum amount deductible from the Employer's income for such taxable year under the Code, including the maximum amount deductible under the "carry over" provisions relating to contributions in previous years of more or less than the maximum amount permissible and any amount deductible as a contribution on behalf of an Affiliate, in which latter case any such contribution shall be deemed, for purposes of this Plan, to have been made by such Affiliate. Each contribution by the Employer shall be conditioned on its deductibility. If a reduction is thereby required, the excess amount shall be reduced in the following manner:

             (i) First, to the extent directed by the Plan Sponsor by the date, including extensions thereof, on which its federal income tax return is due to be filed for such taxable year, the Pre-Tax Contributions for such taxable year of the Eligible Participants (as defined in Appendix D to the Plan) who are Highly Compensated Employees for such taxable year shall first be refunded to such Eligible Participant and shall be considered as gross income to the Participant. Among such Participants, the reduction shall be effected by reducing contributions in order of the highest Deferral Percentages (as defined in Appendix D to the Plan),

            (ii) Then, the Profit Sharing Contribution for such taxable year shall be reduced,

           (iii) Then, the QNEC Contribution for such taxable year shall be reduced,

            (iv) Then, the Matching Contribution for such taxable year shall be reduced,

             (v) Then, the Top Heavy Contribution for such taxable year shall be reduced, and

            (vi) Then the Supplemental Contributions for such taxable year shall be reduced, to the extent necessary to reduce the excess amount to zero. Unless otherwise directed by the Plan Sponsor, any such reductions (other than those referred to in clause (i) of this subparagraph) shall be effected pro rata based on the entire class of contributions for such taxable year to be reduced.

      3.1(g) The contribution by the Employer for any Plan Year may be made in one or more payments at any time, subject to the prohibition of paragraph 4.5, provided that the total amount of the contribution with respect to any taxable year of the Employer shall be paid not later than the date, including extensions thereof, on which the Employer's federal income tax return for such taxable year is due to be filed. Notwithstanding the foregoing, if a contribution is not timely made, it may still be allocated as a contribution for the Plan Year for which contributed if so directed by the Plan Sponsor.

      3.2  SPECIAL RULES FOR EMPLOYER'S SHARE OF AND FORM OF CONTRIBUTION.

      3.2(a) Unless some other allocation of the contributions by the Employer is directed by the Plan Sponsor, each Employer shall contribute to the Fund for each Plan Year:

             (i) That portion of the Matching Contribution made with respect to each Participant's After-Tax and Pre-Tax Contributions for an Allocation Period (as defined in subparagraph 3.1(a)) determined by multiplying the Matching Contribution for such Participant for such Allocation Period by a fraction, the numerator of which is the After-Tax and Pre-Tax Contribution made by such Participant out of his Compensation payable by it for such Allocation Period and the denominator of which is the aggregate After-Tax and Pre-Tax Contributions of such Participant for such Allocation Period; plus

            (ii) That portion of the QNEC Contribution for a Plan Year determined to be made by it; plus

           (iii) That portion of the Profit Sharing Contribution for a Plan Year determined to be made by it; plus

            (iv) That portion of the Supplemental and Top Heavy Contribution for a Plan Year equal to its proportion of the Matching Contribution made by it for such Plan Year.

      3.2(b) Notwithstanding the foregoing allocation provisions of subparagraph 3.2(a), if or to the extent an Employer is unable for any reason to make its share of the contribution for a Plan Year, such share or portion thereof shall be made by the other participating Employers for such Plan Year either in proportion to their relative shares of their otherwise due contribution for such Plan Year or in such proportion or amount as the Plan Sponsor otherwise directs.

      3.2(c) The contributions made by the Employer for any Allocation Period (as defined in subparagraph 3.1(a)) beginning on or after March 1, 1997 or any Plan Year may be made in cash and in cash, Company Stock or some combination thereof, as determined by the Plan Sponsor. If a contribution is made by the Employer in cash, the Plan Sponsor may direct the Trustee to treat the cash contribution as a contribution made for the purpose of acquiring Company Stock by directing that it be allocated to the Company Stock Fund; and such cash contributions and all contributions made in the form of Company Stock shall be considered to be Company Stock contributions for purposes of allocations under the Plan. It is the intent that Company Stock contributions (and cash contributions treated as Company Stock contributions) shall be allocated to the Company Stock Fund, and the appropriate Company Stock Matching Account, Company Stock Profit Sharing Account, or Company Stock QNEC Account, without regard to any Participant contribution investment direction otherwise then in effect.

      3.3 PARTICIPANT AFTER-TAX AND PRE-TAX CONTRIBUTIONS. Subject to applicable suspensions as provided in ARTICLE IX, Regular Participants may make After-Tax Contributions and Pre-Tax Contributions as follows:

      3.3(a) Each Regular Participant may make After-Tax Contributions and/or Pre-Tax Contributions to the Plan through payroll deduction while he is an Eligible Employee.

             (i) The aggregate amount of a Regular Participant's After-Tax Contributions and Pre-Tax Contributions for any payroll period shall be an amount equal to the product obtained by multiplying (A) such Participant's rate of contribution by (B) his Compensation for such payroll period.

            (ii) A Regular Participant's rate of contribution may be any rate, in whole multiples of one percent (1%), from one percent (1%) through twelve percent (12%).

           (iii) Each Regular Participant shall designate the type(s) of contribution, whether After-Tax or Pre-Tax, and rate(s) thereof he is making.

      3.3(b) For each payroll period contributed, each Regular Participant's After-Tax and Pre-Tax Contributions made by payroll deduction contributions shall automatically be designated as follows, subject however to such other designation by the Participant as the Administrator may from time to time permit and subject further to redesignation as provided in other applicable provisions of the Plan.

             (i) Such Pre-Tax Contributions shall be designated as "Pre-Tax Basic Contributions" to the extent of the lesser of (A) six percent (6%) of the Regular Participant's Compensation for such payroll period or (B) the amount of such Pre-Tax Contributions;

            (ii) Such After-Tax Contributions shall be designated as "After-Tax Basic Contributions" to the extent of the lesser of (A) the excess of six percent (6%) of the Regular Participant's Compensation for such payroll period over the amount of his Pre-Tax Basic Contributions for such payroll period or (B) the amount of such After-Tax Contributions for such payroll period; and

           (iii) The balance of the After-Tax Contributions and Pre-Tax Contributions of the Regular Participant for such payroll period shall be designated as "After-Tax Optional Contributions" and "Pre-Tax Optional Contributions", respectively.

      3.3(c) All Pre-Tax Contributions are intended to be payments to the Plan by the Employer under a cash or deferred arrangement described in Section 401(k) of the Code, and any reference herein to such contributions as employee or Participant contributions is for convenience only and is not intended as a designation of such contributions as employee contributions within the meaning of Section 414(h)(1) of the Code.

      3.4 ELECTIVE DEFERRAL DOLLAR LIMITATION ON PRE-TAX CONTRIBUTIONS. The aggregate amount of a Participant's Pre-Tax Contributions made to the Plan for a Plan Year shall not exceed the applicable limits thereon under Section 402(g) of the Code and in Appendix D to the Plan.

      3.5 PARTICIPANT ROLLOVER CONTRIBUTIONS.

      3.5(a) Any Participant who is an Eligible Employee may make or direct there to be made a Rollover Contribution in the form of a lump sum in cash.

      3.5(b) For purposes hereof, a "Rollover Contribution" is a qualifying rollover amount distributed from or attributable to a distribution, including a plan to plan direct rollover of an eligible rollover distribution under Section 402(c) of the Code, from a plan qualified under Section 401 or 403(a) of the Code. Notwithstanding the foregoing, no Rollover Contribution may consist of any amount constituting "accumulated deductible employee contributions" within the meaning of Section 72(o)(5)(B) of the Code or an eligible rollover distribution from an annuity contract described in Section 403(b)(1) of the Code, a custodial account described in Section 403(b)(7) of the Code or a retirement income account described in the Section 402(e) of the Code.

      3.5(c) The Administrator may require as a condition of any such Rollover Contribution that the Participant, and/or the trustee, custodian or issuer of any plan, trust, bond, annuity or account from which the amount to be rolled over or transferred is attributable, make such certification as the Administrator deems necessary respecting the qualification of the distributing or transferor plan, trust, or annuity, the amount and nature of the distribution or transfer, the qualification of the Rollover Contribution as a rollover amount with respect to this Plan, and any other information the Administrator may reasonably require.

      3.5(d) In the event it is discovered that any Rollover Contribution made by or on behalf of a Participant is not a qualifying rollover amount or an eligible rollover distribution or otherwise is a contribution or transfer which is not permitted to be received as a Rollover Contribution under the Plan, the Accrued Benefit of the Participant attributable to such non-qualifying Rollover Contribution shall be returned to the Participant (or if deceased, his Beneficiary).

      3.6 PROCEDURE FOR AND TIME OF MAKING PARTICIPANT CONTRIBUTIONS.

      3.6(a) A Participant's contributions which may be made by payroll deduction shall commence to be made starting as of the effective date of his application to make such contribution. A Participant who is an Eligible Employee may commence making payroll deduction contributions initially as of the date he first becomes a Participant and thereafter he may commence, change the rate or recommence his payroll deduction contributions as of the first day of any calendar month (or at such other time as the Administrator may permit on a uniform and non-discriminatory basis) by delivering a payroll deduction election to the Administrator no later than the fifteenth (15th) day of the calendar month immediately preceding the date it is to become effective (or such shorter period as the Administrator may permit on a uniform and non-discriminatory basis) and prior to the time the amounts in question are payable or otherwise made available to the Participant.

      3.6(b) A Participant may terminate his payroll deduction contributions as of the end of any calendar month (or at such other time as the Administrator may permit on a uniform and non-discriminatory basis) by delivering an election to the Administrator at least fifteen (15) days (or such other period as the Administrator may permit on a uniform and non-discriminatory basis) before the end of the calendar month (or other time) such contributions will be terminated, which notice shall specify the date of termination. A Participant who has voluntarily terminated his payroll deduction contributions to the Plan may recommence his payroll deduction contributions as of the first day of any calendar month (or at such other time as the Administrator may permit on a uniform and non-discriminatory basis) by delivering a new payroll deduction election to the Administrator no later than the fifteenth (15th) day of the calendar month immediately preceding the date it is to become effective (or such shorter period as the Administrator may permit on a uniform and non-discriminatory basis) and prior to the time that the amounts in question are payable or otherwise made available to the Participant.

      3.6(c) If a Participant ceases to be an Eligible Employee, his contributions to the Plan shall cease to be made. Except as otherwise prohibited herein, if such individual again becomes an Eligible Employee, he shall again be entitled to recommence his payroll deduction contributions at a rate designated by him as of the date he again becomes an Eligible Employee by delivering a new payroll deduction election to the Administrator no later than the fifteenth
(15th) day of the calendar month immediately preceding the date it is to become effective (or such shorter period as the Administrator may permit on a uniform and non-discriminatory basis) and prior to the time that the amounts in question are payable or otherwise made available to the Participant.

      3.6(d) A Participant's Rollover Contributions shall be made by delivering the same to the Administrator together with an appropriate contribution election.

      3.6(e) Each Participant shall when electing to make contributions designate the rate and type(s) of contribution in the applicable election.

      3.6(f) Participant contributions received by the Administrator or withheld by the Employer shall be paid over to the Trustee as soon as is reasonably practical after the applicable election is received in the case of lump sum contributions and as soon as is reasonably practical after the amount can be segregated from the general assets of the Employer and in no event later than the fifteen (15) business days after the calendar month of contribution, in the case of payroll deduction contributions. In all events, After-Tax and Pre-Tax Contributions shall be paid over to the Trustee not later than the end of the Plan Year immediately following the Plan Year for which withheld by the Employer.

      3.6(g) Notwithstanding anything to the contrary herein, the Administrator may on a non-discriminatory basis at any time and from time to time:

             (i) Permit changes by Participants in the rate of their payroll deduction contributions prospectively, and/or

            (ii) Unilaterally and prospectively limit After-Tax and/or Pre-Tax Contributions which may be made to the Plan,

to the extent considered advisable by the Administrator in order to satisfy the requirements of paragraphs 4.3 and/or 4.11 and/or to prevent the sum of Pre-Tax Contributions by Participants and Matching, QNEC, Profit Sharing and Top Heavy Contributions by the Employer for a taxable year of the Employer from exceeding the amount thereof deductible for such taxable year by the Employer for federal income tax purposes.

      3.7 USE OF FORFEITURES AND UNALLOCATED ANNUAL ADDITIONS. Forfeitures shall be held in the Fund and applied to reduce the next due contributions by the Employer in the Plan Year following the Plan Year in which the forfeiture occurs on a pro rata basis without regard to which Employer's contributions the forfeitures are attributable as hereinafter provided until exhausted, and to the extent thus used to reduce contributions by the Employer shall be treated as a contribution by the Employer for purposes of administering the Plan. In lieu of the foregoing use of forfeitures, forfeitures may be used to pay Plan administrative expenses if so directed by the Plan Sponsor. In no event shall any such forfeitures be used to otherwise increase the benefits to which a Participant is entitled under the Plan. In the event that the amount of forfeitures at any time exceed the required contribution, such excess forfeitures shall be held in the special account in the Fund provided for in subparagraph 4.5 and applied to reduce future contributions by the Employer.

      3.8 NO DUTY OF TRUSTEE TO DETERMINE OR ENFORCE CONTRIBUTIONS. The Trustee shall not be required to determine the amount of any contribution for any Plan Year or to enforce the duty of the Employer to make or pay over such contributions; but the Trustee shall provide the Employer with such information as it may reasonably require to determine the amount of its contribution.


                                   ARTICLE IV
                     PARTICIPANTS' ACCOUNTS AND ADJUSTMENTS

      4.1 ACCOUNTS.

      4.1(a) The Administrator shall establish and maintain on the books of the Fund for all Participants and all other persons having an interest therein separate accounts reflecting the Accrued Benefit of each Participant. Such accounts of each Participant shall be separate with respect to the Accrued Benefit of such Participant represented by his accounts in each Fund division.

      4.1(b) As of each Valuation Date (or as otherwise provided herein), accounts shall generally be adjusted in accordance with the applicable provisions of the Plan as follows:

             (i) Benefit payments, withdrawals and other distributions and transfers out of the Fund shall be determined and allocated.

            (ii) The net increase or decrease in value of accounts and Fund divisions shall be determined and allocated.

           (iii) Contributions, amounts held in the special account under paragraph 4.5 and direct transfers shall be allocated.

            (iv) Company Stock acquisitions by purchase or internal adjustment shall be determined and allocated.

             (v) Other adjustments required under the Plan shall be made.

      4.1(c) The Administrator shall establish procedures for, and may thereafter from time to time modify such procedures for, accounting for interests in each Fund division. Such procedures may include dollar or unit accounting for one or more of the Fund divisions.

      4.1(d) The Administrator shall establish procedures for, and may thereafter from time to time modify such procedures for, making the adjustments to accounts required under the Plan. Such procedures shall include records of the cost or other basis of Company Stock.

      4.1(e) Whenever the Plan's Valuation Date is daily, the Administrator may utilize such rules as it deems appropriate for crediting valuation and other adjustments to Participants' accounts and the Fund divisions and for determining balances therein which reflect the time amounts are actually received or charged, rather than the time as of which an allocation is normally provided for under the Plan.

      4.1(f) If the Administrator determines in making any valuation, allocation or other adjustments to any Participant's account under the provisions of the Plan that the strict application of the provisions of the Plan will not produce equitable and non-discriminatory allocations among the Participants' accounts, it may modify any procedures specified in the Plan for the purpose of achieving an equal and non-discriminatory allocation in accordance with the general concepts and purposes of the Plan; provided, however, that any such modification shall not be inconsistent with the provisions of Section 401(a)(4) and, where applicable, Section 401(k) or (m) of the Code and other qualification and excise tax sections of the Code applicable to the Plan.

      4.2 ALLOCATION OF CONTRIBUTIONS. Subject to the applicable limitations contained herein:

      4.2(a) Each Regular Participant's Pre-Tax Contributions to the Fund for a Plan Year shall be allocated to his Pre-Tax Account as of the last Valuation Date of the period in such Plan Year for which such contributions are made.

      4.2(b) Each Participant's Rollover Contribution shall be allocated to his Rollover Account when made.

      4.2(c) The Employer's Matching Contribution to the Fund made on behalf of a Regular Participant for an Allocation Period (as defined in subparagraph 3.1(a)) shall be allocated to the Matching Active Account (including the Company Stock Matching Account or the Unrestricted Matching Account, as applicable) of such Participant as of the last Valuation Date of the Allocation Period for which such contribution is made.

      4.2(d) Each Employer's Profit Sharing Contribution to the Fund for a Plan Year shall be allocated as of the last Valuation Date of such Plan Year among the Profit Sharing Active Accounts (including the Company Stock Profit Sharing Account or the Unrestricted Profit Sharing Account, as applicable) of the Covered Participants for such Plan Year in proportion to their Compensation for such Plan Year.

      4.2(e) The Employer's QNEC Contribution to the Fund for a Plan Year shall be allocated as of the last Valuation Date of such Plan Year among the QNEC Accounts (including the Company Stock QNEC Account or the QNEC Account, as applicable) of the Regular Participants who are Non-Highly Compensated Employees for such Plan Year in proportion to their Compensation for such Plan Year.

      4.2(f) The Employer's Top Heavy Contribution to the Fund made on behalf of a Regular Participant for a Plan Year shall be allocated to the Profit Sharing Active Account (including the Company Stock Profit Sharing Account or the Unrestricted Profit Sharing Account, as applicable) of such Participant as of the last Valuation Date of such Plan Year.

      4.2(g) Each Employer's Supplemental Contribution made to the Fund on behalf of a Participant for each Plan Year and amounts repaid to the Plan by the Participant pursuant to paragraph 6.6 shall be allocated to the account of such Participant as of the last Valuation Date of such Plan Year and when repaid, respectively, from which forfeited or distributed (including the Company Stock Matching Account or the Unrestricted Matching Account, as applicable, and the Company Stock Profit Sharing Account or the Unrestricted Profit Sharing Account, as applicable).

      4.2(h) If a contribution by the Employer is made in cash and Company Stock, the same proportions of each shall be allocated to each Participant receiving an allocation of the contribution in question.

      4.3 DOLLAR/25% LIMITATIONS ON ANNUAL ADDITIONS.

      4.3(a) Notwithstanding any other provision of the Plan, the sum of all Annual Additions (as defined in subparagraph 4.3(c)) allocated to the accounts of any Participant for any Limitation Year may not exceed the lesser of:

             (i)     $30,000 (referred to herein as the "Dollar Limitation"), or

            (ii) Twenty-five percent (25%) of such Participant's Total Compensation for such Limitation Year,

which limitations are jointly referred to herein as the "Dollar/25%
Limitations".

      4.3(b) The Dollar Limitation shall be automatically adjusted by the Adjustment Factor, from time to time, to reflect any annual cost of living adjustments and any such adjustment (which with the original Dollar Limitation is referred to herein as the "adjusted Dollar Limitation") shall be effective for the Limitation Year which ends with or within the calendar year for which such increase is effective.

      4.3(c) The term "Annual Additions" means the sum of the following amounts allocated to a Participant's account under the Plan for a Limitation Year:

             (i) All contributions by the Employer other than Supplemental Contributions;

            (ii) All forfeitures other than those used to restore accounts pursuant to paragraph 6.6;

           (iii) All After-Tax Contributions and Pre-Tax Contributions by Participants; and

            (iv) Any other amounts defined as "annual additions" under Section 415 of the Code.

Notwithstanding anything to the contrary herein, amounts repaid by a Participant pursuant to paragraph 6.6 in order to have a forfeiture restored and amounts which are excluded from being "annual additions" under Section 415 of the Code shall not be considered Annual Additions for purposes hereof.

      4.3(d) For purposes hereof, the term "Limitation Year" means the Plan
Year.

      4.3(e) For purposes hereof, the rules of Section 415 of the Code are incorporated by reference for purposes of determining "Annual Additions" and applying the "Dollar/25% Limitations".

      4.4 ADDITIONAL LIMITATIONS ON ANNUAL ADDITIONS WHERE EMPLOYER MAINTAINS MORE THAN ONE PLAN.

      4.4(a) If any Participant is or has been a participant in another Qualified Defined Contribution Plan or in a Qualified Defined Benefit Plan (whether or not terminated), the limitations contained in paragraph 4.3 shall be appropriately adjusted when and as required by Section 415 of the Code, as modified where applicable by Section 416 of the Code, which provisions are incorporated by reference and shall control over any contrary or omitted or inconsistent provisions in the Plan.

      4.4(b) If any Participant is or has been a participant in more than one Qualified Defined Contribution Plan (whether or not terminated), the limitations under Section 415 of the Code apply as if all such Qualified Defined Contribution Plans were one plan. The following rules shall also apply:

             (i) In the event that the Dollar/25% Limitations would otherwise be exceeded for a Limitation Year, the applicable limitation shall be applied for such Participant by limiting the allocation of Annual Additions to the accounts of such Participant in the following order: first, allocations under all plans not hereinafter described, then profit sharing plan allocations, then stock bonus plan allocations, then money purchase pension plan allocations, then target benefit plan allocations, then employee stock ownership plan allocations, then tax credit employee stock ownership plan allocations, and lastly welfare benefit fund and individual medical benefit account allocations.

            (ii) If such Participant is a participant in two or more plans of the same type, the applicable limitation shall be applied to non-contributory plans or aspects thereof first and thereafter to contributory plans or aspects thereof and shall be applied pro rata among such plans or aspects thereof in the same limitation category on the basis of allocations thereunder before operation of the applicable limitation.

      4.4(c) If any Participant is or has been a Participant in both a Qualified Defined Benefit Plan and a Qualified Defined Contribution Plan, then the Annual Additions for such Participant shall be reduced (after the accrued benefit, the annual benefit, the projected annual benefit and the rate of accrual under all Qualified Defined Benefit Plans are reduced) to the extent necessary so that the sum of the defined benefit plan fraction (not to exceed one) and the defined contribution plan fraction (not to exceed one) determined pursuant to section 415(e) of the Code shall not exceed 1.0 for such Participant for any Plan Year and in order to achieve the objective of compliance with the applicable rules of limitation contained in Section 415(e) of the Code and, if the Plan is a Top Heavy Plan or a Super Top Heavy Plan, in Section 416(h) of the Code. Notwithstanding anything to the contrary in this paragraph, the limitations provision of this subparagraph shall not apply with respect to Plan Years beginning on or after January 1, 2000.

      4.4(d) Solely for purposes of paragraphs 4.3, 4.4 and 4.5, the following words and terms shall have the meaning set forth below in this subparagraph:

             (i) The term "Qualified Defined Contribution Plan" means any plan maintained by the Employer or portion thereof described or treated as a defined contribution plan within the meaning of Sections 414(i) and 415(k) of the Code, including, but not limited to, defined contribution plans qualified under Section 401(a) of the Code, tax sheltered annuity contracts described in Section 403(b) of the Code, simplified employee pension plans described in Section 408(k) of the Code, any employee contribution portion of and any cost-of-living protection arrangement under a defined benefit plan qualified under Section 401(a) of the Code, any individual medical account under a pension or annuity plan within the meaning of Section 415(l) of the Code, and any welfare benefit fund within the meaning of Section 419(e) of the Code.

            (ii) The term "Qualified Defined Benefit Plan" means any plan maintained by the Employer or portion thereof described or treated as a defined benefit plan within the meaning of Sections 414(j) and 415(k) of the Code.

      4.4(e) In complying with the limitations of Section 415 of the Code, all other transitional rules under any law enacting or amending Section 415, or
Section 416 as applicable to Section 415, of the Code shall be applicable as determined by the Plan Sponsor.

      4.5 SPECIAL ACCOUNT FOR UNALLOCATED ANNUAL ADDITIONS.

      4.5(a) In the event a Participant's Annual Additions for a Plan Year exceed his Dollar/25% Limitations of paragraph 4.3, the excess Annual Additions of such Participant shall be eliminated by refunding to him that amount of his After-Tax and Pre-Tax Contributions for the Plan Year which are included in the Annual Additions taken into account under the provisions of paragraph 4.3 in the following order:

             (i) First, there shall be returned to such Participant first that amount of his After-Tax Optional Contributions, if any, and then of his Pre-Tax Optional Contributions, if any (including in each case any income allocable thereto for such Limitation Year), and

            (ii) Then, there shall be returned to such Participant first that amount of his After-Tax Basic Contributions, if any, and then of his Pre-Tax Basic Contributions, if any, (including in each case any income allocable thereto for such Limitation Year), and by the loss of Matching Contributions otherwise to be allocated to him with respect to such After-Tax and Pre-Tax Contributions, to the extent necessary to achieve compliance with the Dollar/25% Limitations of paragraph 4.3. Any such After-Tax and Pre-Tax Contributions so returned shall be disregarded for purposes of determining Excess Elective Deferrals in Appendix D to the Plan, actual deferral percentages under Section 401(k) of the Code (and Deferral Percentages in Appendix D to the Plan) and, if ever recharacterized and then returned, actual contribution percentages under Section 401(m) of the Code (and Contribution Percentages in Appendix D to the Plan). After the return to such Participant of any After-Tax and Pre-Tax Contributions and loss of Matching Contributions pursuant to the preceding provisions of this subparagraph, any elimination of allocations to his accounts made in accordance with this subparagraph shall be made first from Profit Sharing Contributions allocated to him, next from QNEC Contributions allocated to him, and then from Top Heavy Contributions allocated to him for such Plan Year.

      4.5(b) Any Annual Additions allocable to Participants' accounts for the Plan Year which consist of the Profit Sharing Contribution or QNEC Contributions and which exceed the Dollar/25% Limitations of paragraph 4.3 shall be withdrawn for the affected Participants' accounts and retained as an undesignated account on the books of the Fund for allocation among the accounts of the Participants as a part of the Employer's contribution next due for the next following Plan Year. Any such amounts so used shall be treated for allocation purposes of the Plan as a part of the contribution by the Employer.

      4.5(c) The undesignated special account maintained pursuant to this paragraph shall be adjusted at each Valuation Date for its share of net increase or decrease in value of the Fund, and such account shall be held in such Fund divisions as the Administrator shall direct.

      4.5(d) Notwithstanding any other provisions of the Plan, no contributions by the Employer which would constitute amounts subject to the Dollar/25% Limitations of paragraph 4.3 for a Plan Year may be made to the Plan until any balance at the beginning of such Plan Year in the undesignated account maintained pursuant to this paragraph 4.5 has been allocated among the accounts of Participants.

      4.6 VALUATION OF ASSETS AND ALLOCATION OF VALUATION ADJUSTMENTS. Earnings, losses and valuation change adjustments (referred to herein collectively as the "net increase or decrease in value" or as the "valuation adjustments") shall be made at least annually to Participants' accounts as hereinafter provided.

      4.6(a) As of and within a reasonable time after each Valuation Date and as of the date of any transfer out of or benefit payment from a segregated account in the Loan Fund, the Trustee shall value the assets held in each such affected segregated account in the Loan Fund and the Administrator shall adjust each such account to reflect its net increases and decreases in value since the last valuation thereof. Expenses incurred and paid out of Plan assets in connection with the administration and investment by such a segregated account shall be charged to the segregated account incurring the same in such non-discriminatory manner as determined by the Administrator.

      4.6(b) Within a reasonable time after each Valuation Date, the Trustee shall determine the value of assets (including Company Stock) held by the Fund in unsegregated accounts in each Fund division other than the Loan Fund as of such Valuation Date and the Administrator shall then adjust each such account on the books of the Fund proportionately to reflect the net increase or decrease in such value since the last Valuation Date. Such valuation and adjustments shall be made separately with respect to each such Fund division and with respect to each of the Participant's accounts in such Fund division. Solely for purposes of determining such net increase or decrease in value and the proportionate adjustment to each such account, the rules set forth in either (i) or (ii) below will apply with respect to "post-valuation additions" and "post-valuation reductions". "Post-valuation additions" are the amounts of the following additions or allocations made to such accounts as of a date after the last Valuation Date: contributions by the Employer; transfers from accounts in another Fund division; Participant contributions; Participant loan repayments; and direct transfers. "Post-valuation reductions" are the amounts of distributions or other payments which have been made from the Fund and charged to such accounts and transfers to accounts in another Fund division since the last Valuation Date.

             (i) Except as otherwise provided in clause (ii) of this subparagraph, in determining such values and in making such adjustments there shall not be taken into consideration any post-valuation additions or reductions.

            (ii) Notwithstanding the foregoing provisions of clause (i), if the Administrator shall so determine, the determination of such values and adjustments shall be made by considering a portion of any one or more individual items of post-valuation additions which have not been distributed or otherwise paid out of the Fund since the last Valuation Date and a portion of any one or more individual items of post-valuation reductions for transfers to accounts in another Fund division on a uniform and non-discriminatory basis to reflect their contribution to the net increase or decrease in value. The portion of any such item taken into account for such purposes shall be determined in one of the following two ways:

                    (A) By multiplying such item by a fraction, the numerator of which is the number of whole calendar months (or payroll periods or calendar weeks or days as determined by the Administrator) since the last Valuation Date during which such item was held in an account in the Fund and the denominator of which is the number of whole calendar months (or payroll periods or calendar weeks or days) since the last Valuation Date; or

                    (B) By multiplying such item by a fraction, the numerator of which is one and the denominator of which is the number of whole calendar months since the last Valuation Date.

      4.6(c) The valuation adjustment contemplated by this paragraph shall be made before amounts are forfeited from accounts each Plan Year.

      4.6(d)  Notwithstanding anything to the contrary in the foregoing:

             (i) In making such adjustments, expenses of the Plan and Fund in connection with any Participant or Beneficiary (such as for loan fees or charges) may, after direction of the Administrator on a uniform and non-discriminatory basis and then only if permitted by the Act and the Code, be charged directly to the account of the Participant or Beneficiary to whom the expense relates.

            (ii) In making such adjustments, expenses allocable to each Fund division as a whole shall be borne by such Fund division as a whole, and expenses allocable to the Fund as a whole shall be borne by each Fund division on a pro rata basis (determined on the basis of account balances to which such adjustments are made). Such allocation of expenses shall be made in the manner determined by the Administrator.

           (iii) At each Valuation Date, the Administrator in its discretion shall cause any negative balance in each Participant's account in the Fund to be eliminated by means of a transfer thereto of amounts held in the same classification of account of the Participant in another Fund division, and a corresponding pro rata transfer from the accounts of other Participants between Fund divisions.

            (iv) Promissory notes of Participants or Beneficiaries held by the Trustee in the Loan Fund shall be valued at the face amount of their unpaid principal balances and, in the event the accrual method of accounting is used for such purpose, any interest accrued but unpaid thereon; and other assets of the Fund shall be valued at their fair market value as of each Valuation Date or other valuation thereof.

      4.6(e) The Administrator shall select the method of accounting (either the cash method or the accrual method or some permissible combination thereof) to be used for purposes hereof.

      4.6(f) The value of the assets shall be at their fair market value as of the Valuation Date and such other valuation thereof; provided, however, that the value of some or all Policies and Contracts may be their cash surrender value as of their respective last anniversary or other valuation date coinciding with or immediately preceding the Valuation Date if so directed by the Administrator.

      4.6(g) Whenever the Plan accounting is based on daily Valuation Dates, contributions creditable to Participants' accounts shall be accounted for on as received basis by the Trustee and the valuation adjustments to Participants' accounts shall be effected on such basis and subject to such rules and procedures as the Administrator may determine to reflect daily accounting (without regard to the proration or partial allocation rules or other inconsistent rules of the foregoing provisions of this paragraph).

      4.7       DETERMINATION OF ACCOUNT BALANCES.

      4.7(a) The value of any account on the books of the Fund at any time shall be that amount determined by adding the amount of all contributions which have been allocated to such account and all adjustments and transfers (including all acquisitions of Company Stock made by cash purchase) by which such account has been increased, and further by subtracting all amounts forfeited from such account, all adjustments by which such account has been decreased and all distributions, other payments and transfers (including all cash payments from it to purchase Company Stock) made from such account, all as provided in the Plan.

      4.7(b) In determining account balances in the Company Stock Fund:

             (i) As of each Valuation Date, the Administrator shall allocate to each such account the number of full shares and the fractional interest (calculated to the second, third or fourth decimal place, as determined by the Administrator) of Company Stock transferred to or acquired by the account and shall decrease the number thereof at the last preceding Valuation Date by the shares or interest sold by, distributed from or otherwise removed from such account.

            (ii) In the event of a Company Stock dividend or Company Stock split or a change in the number of shares of Company Stock held by the Plan as a result of a reorganization or other recapitalization of the Plan Sponsor, there shall be credited to each affected account a proportionate number of full and fractional shares of Company Stock received by the Plan as a result of such dividend, split or other change based on the number of shares and fraction thereof in such account as of the Valuation Date (or such date as the Administrator may direct) coinciding with or next following the ex-dividend or record date as applicable.

      4.7(c) A record of the basis of the shares of Company Stock and fractions thereof shall be maintained as follows unless another method permitted by
Section 402 of the Code is directed to be used by the Administrator:

             (i) The basis of Company Stock purchased by the Trustee shall be the actual cost of the Company Stock to the Trustee. The basis of all other Company Stock acquired by the Trustee (including Company Stock contributed by the Employer to the Fund) shall be the fair market value of the Company Stock on the date of the acquisition.

            (ii) All shares of Company Stock that are held unallocated in the special account maintained pursuant to paragraph 4.5 shall retain their original basis, without regard to when the shares are allocated to the accounts of the Participants.

           (iii) As of each Valuation Date, the basis of all Company Stock that is made available for allocation to the accounts of the Participants shall be calculated by averaging the basis of all Company Stock to be allocated as of that date, as determined pursuant to clauses (i) and (ii) above.

            (iv) The basis of all Company Stock allocated to an account of a Participant shall be calculated by averaging the basis of all Company Stock allocated to such account as of that date, determined as hereinabove provided.

      4.7(d) Unless otherwise directed by the Administrator for Plan administrative purposes such as making benefit payments or causing substantially the same proportions of each account balance in the Company Stock Fund to be held in cash and in Company Stock, acquisitions and dispositions of Company Stock by Participants' accounts shall generally be effected pro rata based on account balances held in the Company Stock Fund and available for the period used.

      4.8  SUSPENSE ACCOUNTS.

      4.8(a) If any in-service withdrawal or other distribution of an Accrued Benefit is made to a Participant from his Matching or Profit Sharing Active Account before such Participant has a non-forfeitable right to his entire Accrued Benefit and before such Participant has permanently forfeited and lost his restoration rights under the Plan pursuant to subparagraph 6.6(b) (referred to herein as the "requisite break in service"), the balance of such Matching or Profit Sharing Active Account after each such distribution shall be maintained as a suspended portion of his Matching or Profit Sharing Active Account until either:

             (i) Such Participant has incurred the requisite break in service, in which event his non-forfeitable interest in each such suspended portion shall be designated as or added to his Matching or Profit Sharing Non-forfeitable Account pursuant to subparagraph 6.3(c), or

            (ii) Such Participant has become entitled to a non-forfeitable interest in his entire Accrued Benefit, in which event such portion shall no longer be suspended.

In no event shall any contributions or forfeitures be allocated to that part of a Participant's Matching or Profit Sharing Active Account which has been so suspended, but such suspended portion shall nevertheless be adjusted to reflect the increases or decreases in the value of the Fund pursuant to paragraph 4.6.

      4.8(b) A Participant's non-forfeitable interest at any relevant time in any suspended portion of his Matching or Profit Sharing Active Account shall be determined by first determining:

             (i) A "factor", which is the ratio of the value of such suspended portion at such relevant time to the value of the balance in such suspended portion immediately after such distribution, and

            (ii) The "adjusted distribution", which is the product obtained by multiplying such factor by the sum of the last adjusted distribution, if any, plus the amount of the distribution which brought about the suspension of such portion of such account.

The Participant's non-forfeitable interest in any suspended portion of his Matching or Profit Sharing Active Account at any relevant time shall equal the excess of:

           (iii) The product obtained by multiplying such Participant's non-forfeitable percentage, determined under subparagraph 6.3 at such relevant time, by the sum obtained by adding the adjusted distribution to the value of the suspended portion at such relevant time, over

            (iv) The adjusted distribution.

      4.9  EQUITABLE ADJUSTMENT IN CASE OF ERROR OR OMISSION.

      4.9(a) When an error or omission is discovered in the account of a Participant, the Administrator shall be authorized to make such equitable adjustments as are practical and as are determined by it as of the Plan Year in which the error or omission is discovered or corrected, including but not limited to actual retroactive reallocations, reallocations based on reasonable estimates, and other corrections described in this paragraph.

      4.9(b) In the event that the error or omission is the erroneous forfeiture from a Participant's account or the failure to permit contributions to be made or to properly allocate contributions, forfeitures or valuation adjustments to a Participant's account, the Plan Sponsor in its sole discretion may contribute or cause there to be contributed by any Employer funds or assets to the Plan or may permit a make-up contribution by the Participant to be made to correct such error or omission and such funds, assets or contributions shall be allocated to the account or accounts of any such affected Participant as the Administrator may direct the Trustee in writing. Any such contributed amounts (other than the portion thereof intended to compensate for previously unallocated investment gain which shall not be considered an allocation subject to the Dollar/25% Limitations of paragraph 4.3) shall be considered allocated to the Participant's account for the Plan Year or Limitation Year to which they relate, rather than the Plan Year or Limitation Year in which actually made, for purposes of such limitations.

      4.9(c) In the event that the error or omission is the understatement or overstatement of Fund earnings and losses, the Administrator is expressly authorized to determine the appropriate equitable adjustment on the basis of a standard of materiality therefor. If the understatement or overstatement does not exceed the standard, the Administrator may direct that no correction in the allocation for the valuation period of the understatement or overstatement be made and that such error or omission be corrected solely by treating the amount of the understatement or overstatement as additional earnings or loss for a subsequent valuation period (which generally shall be the valuation period immediately following the valuation period as of which both the error or omission is discovered and a determination is made of the equitable adjustment to correct the error or omission). Unless otherwise determined in writing by the Administrator, the standard of materiality for purposes hereof for a monthly valuation period shall be an aggregate amount (determined on a monthly basis) equal to the greater of Three Dollars ($3.00) per Participant in the affected Fund division or one tenth of one percent (.1%) of the fair market value of the affected Fund division at the Valuation Date of the understatement or overstatement. This subparagraph shall apply to all such errors or omissions not yet corrected as of the Effective Date of this Restatement of the Plan.

      4.10      SPECIAL RULES FOR REEMPLOYED VETERANS.

      4.10(a) Effective December 12, 1994, notwithstanding any other provision of the Plan, the following special rules shall apply in order to provide Make-up Contributions to the Plan on behalf of Reemployed Veterans:

             (i) Make-up Contributions shall be made to the Plan by the Employer on behalf of a Reemployed Veteran, and allocated to the appropriate account of the affected Participant's Accrued Benefit, in such amount and at such time or times as is required by the USERRA.

            (ii) Make-up Contributions with respect to a Reemployed Veteran shall not be subject to any otherwise applicable contribution limits under Sections 402(g), 402(h), 403(b), 408, 415, or 457 of the Code or any
      otherwise limit on deductible contributions under Sections 404(a) or 404(h) of the Code as applied with respect to the Plan Year or taxable year, as applicable to the relevant section of the Code, in which the contribution is made. A Make-up Contribution shall not be taken into account in applying the contribution or deductible contribution limits to any other contribution made during the Plan Year or taxable year, as applicable to the relevant section of the Code. Make-up Contributions shall not exceed the aggregate amount of contributions that would have been permitted under the Plan contribution and deductible contribution limits for the Plan Year or taxable year, as applicable to the relevant section of the Code, to which the contribution relates had the Reemployed Veteran continued to be employed by the Employer during the period of his Qualified Military Service.

           (iii) Make-up Contributions shall not be treated as contributions for purposes of determining Top Heavy Contributions required to be made by the Employer for either the Plan Year in which they are made or for the Plan Year to which they relate.

            (iv) Compensation to be used for purposes of determining Make-up Contributions with respect to a period of Qualified Military Service shall mean the Compensation (as otherwise defined in the Plan but based on rate of pay) which the Reemployed Veteran would have received but for his Qualified Military Service. If a Reemployed Veteran's pay is not readily determinable, the Reemployed Veteran's Compensation shall then be his average Compensation for the 12-month period (or actual shorter period of employment) immediately preceding his Qualified Military Service.

             (v) The following service counting rules shall apply:

                    (A) A Reemployed Veteran shall not be considered to have
               incurred a Year of Broken Service by reason of his Qualified Military Service.

                    (B) Qualified Military Service of a Reemployed Veteran shall be counted as service for vesting and benefit accrual under the Plan.

            (vi) A Reemployed Veteran shall be entitled to Matching Contributions that are contingent on elective deferrals or employee contributions for the period of his Qualified Military Service only if he timely makes those contributions following his return to the Employer's service as provided in this paragraph.

      4.10(b) Notwithstanding any other provision of the Plan, a Reemployed Veteran shall be entitled to make After-Tax and Pre-Tax Contributions for the period of his Qualified Military Service following his return to the Employer's service as follows:

             (i) Such contributions must be made during the period which begins on the date of reemployment with the Employer following such Qualified Military Service and is equal to the lesser of (A) three times the Reemployed Veteran's period of Qualified Military Service or (B) five (5) years.

            (ii) The amount of such contributions shall be determined by the Reemployed Veteran but shall not exceed the maximum amount which the Reemployed Veteran could have made during the period of his Qualified Military Service in accordance with the applicable limitations and rules of the Plan as though the Reemployed Veteran had continued to be employed by the Employer and received the Compensation during such period in the amount determined pursuant to this paragraph.

           (iii) The maximum amount of such contributions determined in clause
      (ii) above shall be reduced by the amount of any such contributions actually made for during the Reemployed Veteran's period of Qualified Military Service.

      4.10(c) For purposes of this paragraph, the following terms have the following meanings:

             (i) "Make-up Contributions" means the contributions which are required to be made to the Plan for a Reemployed Veteran pursuant to the USERRA and Section 414(u) of the Code. These contributions generally are the contributions by the Employer that would have accrued to the Reemployed Veteran under the Plan, but for his absence due to his Qualified Military Service. Neither the Make-up Contribution obligation nor this paragraph requires that (A) any earnings be credited to the account of a Reemployed Veteran with respect to any Make-up Contribution before such contribution is actually made or (B) the Plan provide for any make-up allocation of any forfeitures that occurred during the period of a Reemployed Veteran's Qualified Military Service.

            (ii) "Qualified Military Service" means any service in the uniformed services (as defined in chapter 43 of title 38, United States Code) by any individual if such individual is entitled to reemployment rights under such chapter with respect to such service and to the Employer.

           (iii) "Reemployed Veteran" means a person who is or, but for his Qualified Military Service, would have been a Participant at some time during his Qualified Military Service and who is entitled to the restoration benefits and protections of the USERRA with respect to his Qualified Military Service and the Plan.

            (iv) "USERRA" means the Uniformed Services Employment and Reemployment Rights Act of 1994.

      4.11 LIMITATION ON AND DISTRIBUTION OF AFTER-TAX, PRE-TAX AND MATCHING CONTRIBUTIONS MADE BY OR ON BEHALF OF HIGHLY COMPENSATED EMPLOYEES. After-Tax, Pre-Tax and Matching Contributions made by or on behalf of Highly Compensated Employees shall be subject to the non-discrimination rules of Sections 401(k) and (m) of the Code and shall be limited, refunded or forfeited as provided in Appendix D to the Plan.

                                    ARTICLE V
                                RETIREMENT DATES

      5.1 NORMAL RETIREMENT DATE. The Normal Retirement Date of a Participant shall be the first day of the calendar month coinciding with or next following the date on which the Participant attains his Normal Retirement Age.

      5.2 DELAYED RETIREMENT DATE. A Participant who continues in the active employment of the Employer beyond his Normal Retirement Date shall continue to participate in the Plan, and his Delayed Retirement Date shall be the first day of the calendar month coinciding with or next following the date of termination of his employment with the Employer.

      5.3 EARLY RETIREMENT DATE. A Participant who has attained the age of fifty-five (55) years or more while an Eligible Employee and has completed at least ten (10) Years of Vesting Service as determined for vesting purposes under paragraph 6.5 may retire from the employment of the Employer prior to his Normal Retirement Date and his Early Retirement Date shall be the first day of the calendar month coinciding with or next following the date of such retirement.

      5.4 DISABILITY RETIREMENT DATE. A Participant who becomes Disabled while employed by the Employer and ceases to be employed by the Employer as a result of his Disability shall be considered to retire on Disability Retirement for purposes of this Plan and his Disability Retirement Date shall be the first day of the calendar month coinciding with or next following the date of such retirement.

      5.4(b) For purposes hereof:

             (i) With respect to a Participant, the existence of a "Disability" or the status of being "Disabled" means the occurrence of either (A) the Participant's inability, because of a physical or mental impairment, either to perform the duties of his customary employment or to engage in any gainful activity for an indefinite period or (B) the Participant's permanent loss or loss of use of a member of function of the body or permanent disfigurement.

            (ii) The Administrator shall have the right to require proof of Disability.

           (iii) Failure by the Participant to provide such evidence as may be required by the Administrator shall result in the determination that the Participant is not Disabled under the Plan.

            (iv) The determination of Disability shall be made by the Administrator in accordance with standards uniformly applied to all Participants, on the advice of one or more physicians appointed or approved by the Plan Sponsor if deemed necessary or advisable by the Administrator, and the Administrator shall have the right to require further medical examinations from time to time to determine whether there has been any change in the Participant's physical condition.


                                   ARTICLE VI
                                     VESTING

      6.1       VESTING AT RETIREMENT OR ATTAINMENT OF NORMAL RETIREMENT AGE.

      6.1(a) Upon either:

             (i) A Participant's having attained his Normal Retirement Age while employed by the Employer,

            (ii) His satisfaction of the age and service requirements for Early Retirement while an Eligible Employee, or

           (iii) His retirement from the employment of the Employer on his Disability Retirement Date,

the Accrued Benefit of such Participant shall be fully vested and non-forfeitable.

      6.2 VESTING AT DEATH. If a Participant dies while employed by the Employer, the Accrued Benefit of such Participant shall be fully vested and non-forfeitable.

      6.3 VESTING IN MATCHING AND PROFIT SHARING ACTIVE ACCOUNTS AT OTHER TIMES. At any time when a Participant is not fully vested in his Matching and Profit Sharing Active Accounts under paragraphs 6.1 or 6.2, he shall have a non-forfeitable interest in a percentage of his Matching and Profit Sharing Active Accounts depending upon the number of his Years of Vesting Service with which he is credited at such time in accordance with the applicable schedule below:

                Years of Vesting Service             Non-Forfeitable Percentage
                ------------------------             --------------------------

                      Less than 3                                 0%
                      3 or more                                 100%

Notwithstanding the foregoing, a Participant who is an Employee at the time of a "change in control" of the Plan Sponsor shall have a non-forfeitable interest in a percentage of his Matching and Profit Sharing Active Accounts. For purposes hereof, the term "change in control" means "Change in Control" as defined in the Plan Sponsor's 1996 Incentive Stock Plan.

      6.4 VESTING IN ACCRUED BENEFIT OTHER THAN MATCHING AND PROFIT SHARING ACTIVE ACCOUNTS. A Participant shall at all times have a fully vested and non-forfeitable interest in his Accrued Benefit other than his Matching and Profit Sharing Active Accounts.

      6.5 VESTING SERVICE RULES. For purposes of computing a Participant's non-forfeitable right to his Matching and Profit Sharing Active Accounts, all Years of Vesting Service, whether or not consecutive, shall be included.

      6.6 FORFEITURE AND RESTORATION OF MATCHING AND PROFIT SHARING ACTIVE ACCOUNTS.

      6.6(a) The balance of a Participant's Matching and Profit Sharing Active Accounts in excess of his non-forfeitable interest therein shall be forfeited as of the earlier (his "Forfeiture Date") of:

             (i) The last day of the Plan Year in which he incurs five (5) consecutive Years of Broken Service (a "Forfeiture Break in Service), or

            (ii)     The date he dies, or

           (iii) The date he receives payment of his entire non-forfeitable Accrued Benefit under the Plan (a "cash-out").

After a Participant's Forfeiture Date (and the loss of his right of restoration described in subparagraph 6.6(b), if applicable), his non-forfeitable interest in his Matching or Profit Sharing Active Account, if any, shall then be designated as or added to his Matching or Profit Sharing Non-forfeitable Account and no further allocations of any part of the Matching, Profit Sharing or Top Heavy Contributions by the Employer or of any forfeitures shall be made to such account thereafter.

      6.6(b) If a Participant incurs a Forfeiture Date because of a cash-out and again becomes an Employee prior to the termination of the Plan (the date of which is referred to herein as the "Re-employment Date"), an amount equal to such forfeited account balance (without increase or decrease for valuation adjustments in the Fund after the forfeiture) shall be restored to his Matching and Profit Sharing Active Accounts through a Supplemental Contribution made by the Employer for such Plan Year in which both:

             (i) While an Employee, he repays to the Fund the amount of the distributions from his Matching and Profit Sharing Accounts, and

            (ii) Such repayment is made before the earlier of (A) the date he incurs five (5) consecutive Years of Broken Service after the date of his cash-out or (B) the date which is five (5) years after his Re-employment Date (at which earlier date his restoration right expires).

      6.6(c) For purposes of this paragraph, a Participant who has no non-forfeitable interest in his Accrued Benefit shall be deemed to have been cashed-out pursuant to the provisions of this paragraph upon his ceasing to be an Employee and shall be deemed to have repaid such cashed-out benefit upon his Re-employment Date provided that such Re-employment Date occurs before his restoration right expires.

      6.6(d) If a Participant incurs a Forfeiture Date, and if he later is entitled to an allocation of Matching, Profit Sharing or Top Heavy Contributions or forfeitures, new Matching and Profit Sharing Active Accounts shall be established for such Participant.

      6.6(e) If a Participant incurs a forfeiture because of a Forfeiture Break in Service or he incurs a forfeiture because of a cash-out and his restoration rights with respect to a separately established Matching or Profit Sharing Account expire, Years of Vesting Service after the occurrence of his Forfeiture Break in Service or the expiration of his restoration rights, respectively, shall not be taken into consideration in determining the amount of such Participant's vested interest in such separately established Matching and Profit Sharing Active or Non-forfeitable Accounts.


                                   ARTICLE VII
                                 DEATH BENEFITS

      7.1 DEATH AFTER BENEFIT COMMENCEMENT DATE. If a Participant dies after his Accrued Benefit has begun to be paid to him, the only benefits payable under the Plan after his death shall be those, if any, provided under the form of payment being made to him at his death.

      7.2 DEATH BEFORE BENEFIT COMMENCEMENT DATE. If a Participant dies before his Accrued Benefit has begun to be paid to him, his non-forfeitable Accrued Benefit under the Plan shall be paid to his Beneficiary at the time and in the manner described in ARTICLE VIII.

      7.3 BENEFICIARY DESIGNATION.

      7.3(a) Subject to the rights of his Spouse as hereinafter provided, each Participant shall have the right to notify the Administrator in writing of any designation of a Beneficiary to receive, if alive, benefits under the Plan in the event of his death. Such designation may be changed from time to time by notice in writing to the Administrator. Notwithstanding anything to the contrary in the foregoing, the Beneficiary of any Participant shall be the Participant's surviving Spouse, if any, and no contrary Beneficiary designation shall be given effect unless the Beneficiary designation is consented to by the Participant's Spouse.

      7.3(b) If a Participant dies without having designated a Beneficiary, or if the Beneficiary so designated has predeceased the Participant or, except when his Beneficiary is his Spouse, cannot be located by the Administrator within one year after the date when the Administrator commenced making a reasonable effort to locate such Beneficiary, then his surviving spouse, or if none, then his surviving children, including adopted children, in equal shares, or if none, then his surviving parents in equal shares, or if none, then his estate shall be deemed to be his Beneficiary.

      7.3(c) Unless otherwise provided by the Administrator, any Beneficiary designation may include multiple, contingent or successive Beneficiaries and may specify the proportionate distribution to each Beneficiary. If a Beneficiary shall survive the Participant, but shall die before the entire benefit payable to such Beneficiary has been distributed, then absent any other provision by the Participant, the unpaid amount of such benefit shall be distributed to the estate of the deceased Beneficiary. If multiple Beneficiaries are designated, absent provisions by the Participant, those named or the survivors of them shall share equally any benefits payable under the Plan. Any Beneficiary, including the Participant's spouse, shall be entitled to disclaim any benefit otherwise payable to him under the Plan.

      7.4 CONSENT TO BENEFICIARY DESIGNATION. Any Beneficiary designation by the Participant for purposes of paragraph 7.3 and shall be subject to the following rules:

      7.4(a) Such Beneficiary designation shall not be given effect unless either:

             (i) The Participant's Spouse consents in writing to the designation and the Spouse's consent acknowledges the effect of the designation and is witnessed by a representative of the Plan or a notary public (or the equivalent) or both if required by the Administrator, or

            (ii) It is established to the satisfaction of the Administrator that such consent may not be attained because there is no Spouse, because the Spouse cannot be located, because the Participant has been abandoned by the Spouse (which fact shall be determined under applicable law and evidenced by a court order so specifying), or because of such other circumstances as may be provided under Section 417(a)(2)(B) of the Code.

For purposes hereof, a representative of the Plan is any officer of the Employer, the Administrator or any other person designated as such in writing by any of the foregoing.

      7.4(b) If a Spouse consents to a Participant's Beneficiary designation, such consent shall either be in the form of:

             (i) A limited consent which acknowledges any specific non-Spouse Beneficiary or class of non-Spouse Beneficiaries (including any multiple, contingent or successive Beneficiary or class of Beneficiaries), if any, or

            (ii) If permitted by the Administrator on a uniform non-discriminatory basis, a general consent which acknowledges the Spouse's right (and awareness thereof) to limit consent only to a specific Beneficiary or class of Beneficiaries and in which the Spouse voluntarily elects to relinquish such right.

      7.4(c) If a Spouse consents to a Participant's Beneficiary designation, any change of the Beneficiary thereunder (other than a revocation altogether of the designation) by the Participant shall require the further consent of his Spouse in accordance with the applicable provisions of this subparagraph (unless the consent of the Spouse expressly permits such change by the Participant without any requirement of further consent by the Spouse). However, reaffirmation of the Spouse's consent to the designation shall not be required.

      7.4(d) Any such consent by a Spouse, or the establishment that the consent of a Spouse may not be obtained, shall be effective only with respect to such Spouse.

      7.4(e) Any such consent by a Spouse shall continue to be effective for so long as the Participant's designation remains in force and may not be revoked by the Spouse.


                                  ARTICLE VIII
                               PAYMENT OF BENEFITS

      8.1 TIME OF PAYMENT.

      8.1(a) The non-forfeitable Accrued Benefit of a Participant shall become payable to the Participant, if then alive, or otherwise to his Beneficiary, no earlier than his cessation of employment with the Employer and at a time determined by the Administrator in accordance with the following rules:

             (i) The non-forfeitable Accrued Benefit of the Participant shall normally commence to be paid as soon as practicable after:

                    (A) The Participant separates from the service of the
               Employer for any reason; or

                    (B) If later, and the Participant's non-forfeitable Accrued
               Benefit exceeds, or at the time of any prior distribution exceeded, $3,500, the earlier of (I) the date on which the Participant delivers to the Administrator a written consent to payment or (II) the date on which the Participant attains age sixty-five (65).

               (ii) Notwithstanding the foregoing, the non-forfeitable Accrued Benefit of a Participant shall not commence to be paid later than the sixtieth (60th) day after the end of the Plan Year in which occurs the later of the:

                    (A) The date on which the Participant attains the age of
                sixty-five (65), or

                    (B) The date he ceases to be employed by the Employer.

           (iii) Notwithstanding the foregoing, the non-forfeitable Accrued Benefit of a Participant shall commence to be paid by the April 1 following the calendar year in which occurs the later of:

                    (A) The date the Participant attains the age seventy and
               one-half (70-1/2), or

                    (B) Effective January 1, 1997 if the Participant's Accrued
               Benefit is not in pay status on December 31, 1996 and the Participant is not a more than five percent (5%) owner of the Employer (as defined for purposes of determining Key Employees) with respect to the Plan Year ending in the calendar year in which the Participant attains the age seventy and one-half (70-1/2), the date the Participant retires from the service of the Employer.

      The non-forfeitable Accrued Benefit of such Participant for each Plan Year after his Accrued Benefit is required to commence pursuant to the preceding sentence shall commence to be paid as soon as possible after each such Plan Year.

            (iv) Notwithstanding the foregoing other than clause (iii), except as provided in ARTICLE IX, the non-forfeitable Accrued Benefit of a Participant shall not commence to be paid before the earlier of:

                    (A) The date such Participant ceases to be employed by the
               Employer by reason of death, disability, retirement or other separation from service,

                    (B) The date of transfer of such Participant to the
               employment of a corporate employer which is not an Affiliate acquiring by sale or other disposition of substantially all the assets used in a trade or business conducted by a selling corporate Affiliate which employed the Participant,

                    (C) The date of sale or other disposition of a corporate
               Affiliate's interest in a subsidiary to an entity or person which is not an Affiliate when such Participant continues employment with such subsidiary, or

                    (D) The date of termination of the Plan without the
               establishment of a successor plan as determined for purposes of
               Section 401(k) of the Code. A "successor plan" generally means any other defined contribution plan (other than an employee stock ownership plan as defined in Section 409 or 4975(e)(7) of the Code, other than a simplified employee pension plan described in
               Section 408(k) of the Code, and other than a plan under which fewer than two percent (2%) of the Employees eligible to participate in the Plan at the date of its termination are or were eligible to participate at any time during the twenty-four
               (24) month period beginning twelve (12) months before its termination) maintained by the Employer which is in existence at the date of termination of the Plan or established within the 12-month period after all benefits under the Plan are distributed.

      Clauses (iv)(B), (C) and (D) of this subparagraph shall not apply unless the distribution occurring by reason of an event described therein is a Lump Sum Payment. Clauses (iv)(B) and (C) of this subparagraph shall not apply unless the Plan continues to be maintained by the selling Affiliate or any other Affiliate after the sale or other disposition referred to therein, unless the purchaser does not after the sale or other disposition adopt or maintain the Plan or another plan with the Plan is merged or consolidated or to which Plan assets are transferred (other than by means of a rollover contribution), and unless the distribution occurs in connection with the sale or other disposition (which means that the distribution normally is made no later than the end of the second calendar year after the calendar year in which the sale or other disposition occurred).

      8.1(b) The non-forfeitable Accrued Benefit of a Participant who dies before such Accrued Benefit commences to be paid to him shall become payable to his Beneficiary as soon as practicable after the Participant's death.

      8.1(c) Notwithstanding the foregoing provisions of this paragraph, a Participant whose non-forfeitable Accrued Benefit exceeds, or at the time of any prior distribution exceeded, $3,500, or the Beneficiary of a Participant who dies before his non-forfeitable Accrued Benefit becomes payable and whose non-forfeitable Accrued Benefit entitlement exceeds $3,500, may elect a later date on which such Accrued Benefit shall become payable if such Accrued Benefit exceeds, at the time of the distribution or any prior distribution, $3,500. Such later date shall not be later than:

             (i) In the case of an election by a Participant, the latest time for payment under clause (iii) of subparagraph 8.1(a);

            (ii) In the case of an election by a Beneficiary who is the Participant's spouse, the later of:

                    (A) The end of the fifth (5th) calendar year following the calendar year in which the Participant's death occurs, or

                    (B) The end of the calendar year in which the Participant
               would have attained the age of seventy and one-half (70-1/2); and

           (iii) In the case of an election by a Beneficiary who is not the Participant's spouse, the end of the fifth (5th) calendar year following the calendar year in which the Participant's death occurs.

Such election shall be in writing, executed and filed with the Administrator at least thirty (30) days (or such shorter period as the Administrator may permit on a uniform and non-discriminatory basis) before the date such Accrued Benefit otherwise becomes payable, and it shall set forth and shall be conditioned upon the payment of such Accrued Benefit in a form provided herein. Any such election may be revoked or modified at any time.

      8.1(d) The non-forfeitable Accrued Benefit of a Participant which is payable to an "alternate payee" (as defined in Section 414(p) of the Code) who is the Participant's spouse (including a former spouse) pursuant to a QDRO may be paid in a Lump Sum Payment (as defined in paragraph 8.4), as soon as practicable after the QDRO is delivered to the Administrator and determined to be a QDRO or at such later time as may be provided in such QDRO, where the Participant has neither attained the earliest retirement age under Section 414(p) of the Code or separated from the service of the Employer.

      8.1(e) Notwithstanding the foregoing provisions of this paragraph, payment may be delayed for a reasonable period in the event the recipient cannot be located or is not competent to receive the benefit payment, there is a dispute as to the proper recipient of such benefit payment, additional time is needed to complete the Plan valuation adjustments and allocations, or additional time is necessary to properly explain the recipient's options.

      8.2 FORM OF PAYMENT WHEN PARTICIPANT IS THE INITIAL RECIPIENT. The non-forfeitable Accrued Benefit of a Participant payable to him pursuant to paragraph 8.1 shall be paid to him in the form of a Lump Sum Payment (as defined in paragraph 8.4). Payments due after a Participant's death shall be made to his Beneficiary.

      8.3 FORM OF PAYMENT WHEN BENEFICIARY IS THE INITIAL RECIPIENT. In the event of a Participant's death before his Accrued Benefit is entirely paid to him, the Participant's remaining non-forfeitable Accrued Benefit payable pursuant to paragraph 8.1 shall be paid to his Beneficiary in the form of a Lump Sum Payment (as defined in paragraph 8.4). Payments due after a Beneficiary's death shall be made to the successor Beneficiary.

      8.4 PAYMENT DEFINITIONS AND RULES.

      8.4(a) The term "Lump Sum Payment" generally means a single payment of the entire or, as applicable, the designated portion of the entire, non-forfeitable Accrued Benefit. A non-forfeitable Accrued Benefit of a Participant payable in the form of a Lump Sum Payment shall be determined as of the Valuation Date (or other time of valuation hereunder) immediately preceding the date of payment to which shall be added any contributions or other adjustments allocated after such Valuation Date (or other time of valuation hereunder) and from which shall be subtracted any distributions or other adjustments since such Valuation Date (or other time of valuation hereunder). In the event an Accrued Benefit is to be paid in a Lump Sum Payment and the amount thereof has not been determined, the Administrator is authorized to make one or more interim payments prior to the time the amount of such Lump Sum Payment is finally determined.

      8.4(b) All payments of a Participant's non-forfeitable Accrued Benefit held in Fund divisions other than the Loan Fund or the Company Stock Fund shall be made in cash.

      8.4(c) All payments of a Participant's non-forfeitable Accrued Benefit held in the Company Stock Fund shall be made by the transfer of either cash or whole shares of Company Stock and cash in lieu of a fractional share, as follows:

             (i) If the number of shares which would otherwise be distributed is less than twenty-five (25) (as adjusted automatically from time to time to reflect Company Stock dividends or splits or other capitalization changes occurring after March 31, 1997), payment shall normally be made entirely in cash.

            (ii) If the number of shares to be distributed is twenty-five (25) (as adjusted automatically from time to time to reflect Company Stock dividends or splits or other capitalization changes occurring after March 31, 1997) or more, payment shall normally be made in whole shares and cash in lieu of a fractional share.

           (iii) Notwithstanding the normal form of payment, the recipient shall be entitled to elect either method of payment. Such election shall be filed with the Administrator at least thirty (30) days (or such shorter period as the Administrator may permit on a uniform and non-discriminatory basis) before the benefit payment date. Any election may be revoked and another election made any number of times.

            (iv) Any whole shares of Company Stock which are converted to cash for payment purposes shall be disposed of at current fair market value at or about the time of payment by sale to the Plan Sponsor or on the open market or transfer to other Participants' accounts. Any whole or fractional shares which are acquired with the portion of the account which normally would be paid in cash shall be acquired at current fair market value at or about the time of payment by purchase from the Plan Sponsor or on the open market or transfer from other Participants' account. Notwithstanding the provisions of paragraphs 4.6 and 4.7, the basis attributable to the Stock acquired with the cash portion from a stockholder other than the Plan or from the Plan Sponsor shall not be determined pursuant to paragraphs 4.6 and 4.7, but shall equal its cost, if so directed by the Administrator.

      8.4(d) All payments of a Participant's non-forfeitable Accrued Benefit held in the Loan Fund shall be made by offset against the Participant's non-forfeitable Accrued Benefit by distribution of the Participant's promissory note(s) marked paid and satisfied.

      8.4(e) To the extent the payment provisions of the Plan are inconsistent with and violative of the requirements of Section 401(a)(9) of the Code, the provisions of Section 401(a)(9) of the Code are hereby incorporated by reference and shall control.

      8.5 PLAN TO PLAN DIRECT ROLLOVER AS A DISTRIBUTION OPTION.

      8.5(a) Notwithstanding any contrary provision of the Plan, but subject to any de minimis or other exceptions or limitations provided for under Section 401(a)(31) of the Code, any prospective recipient (whether a Participant, a surviving spouse, a current or former spouse who is an alternate payee under a QDRO or any other person eligible to make a rollover) of a distribution from the Plan which constitutes an "eligible rollover distribution" (to the extent otherwise includible in the recipient's gross income) may direct the Trustee to pay the distribution directly to an "eligible retirement plan".

      8.5(b) For purposes hereof, the following terms have the meanings assigned to them in Section 401(a)(31) of the Code and, to the extent not inconsistent therewith, shall have the following meanings:

             (i) The term "eligible retirement plan" means a defined contribution plan which is either an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code (other than an endowment contract), an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the prospective recipient's eligible rollover distribution; provided, however, that in the case of an eligible rollover distribution payable to a Participant's surviving spouse, an "eligible retirement plan" means only an individual retirement account or individual retirement annuity.

            (ii) The term "eligible rollover distribution" means any distribution other than:

                    (A) A distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made either for the life (or life expectancy) of the recipient or the joint lives (or joint life expectancies) of the recipient and his beneficiary who is an individual or for a specified period of ten
               (10) or more years, or

                    (B) A distribution to the extent it is required under the
               minimum distribution requirement of Section 401(a)(9) of the Code.

      8.5(c) Any such direction shall be filed with the Administrator in such form and at such time as the Administrator may require and shall adequately specify the eligible retirement plan to which the payment shall be made.

      8.5(d) The Trustee shall make payment as directed only if the proposed transferee plan will accept the payment.

      8.5(e) Any such plan to plan transfer shall be considered a distribution option under this Plan and shall be subject to all the usual distribution rules of this Plan (including but not limited to the requirement of spousal consent, where applicable, and an advance explanation of the option).

      8.5(f) The Administrator is authorized in its discretion, applied on a uniform and non-discriminatory basis, to apply any discretionary de minimis or other discretionary exceptions or limitations provided for under Section 401(a)(31) of the Code in effecting or declining to effect plan to plan transfers hereunder.

      8.5(g) Within a reasonable time (generally not more than ninety (90) nor less than thirty (30) days) before the benefit payment date of a prospective recipient of an eligible rollover distribution from the Plan, the Administrator shall provide the prospective recipient with a written explanation of the rollover and tax rules required by Section 402(f) of the Code.

      8.6 NOTICE, ELECTION AND CONSENT PROCEDURES REGARDING ACCRUED BENEFIT PAYMENT.

      8.6(a) Any election and any designation regarding, and any consent to, payment given by a Participant or Beneficiary shall be in writing, shall clearly indicate the election or designation being made or the consent being given, and shall be filed with the Administrator and in accordance with the procedures provided in the following subparagraphs to this paragraph.

      8.6(b) Within a reasonable time (generally not more than ninety (90) nor less than thirty (30) days, or any shorter period permitted under the Code) before a Participant's non-forfeitable Accrued Benefit is to be paid to him, the Administrator shall by mail or personal delivery provide the Participant with a written explanation of:

             (i) The terms and conditions of the applicable form of payment, including the financial effects of the form of payment.

            (ii) The Participant's right to delay receipt of his non-forfeitable Accrued Benefit until such later date, if any, allowed under paragraph 8.1, including the right to modify or revoke any election thereunder.

      8.6(c) Within a reasonable time before the non-forfeitable Accrued Benefit of a Participant who died prior to commencement of payment of his Accrued Benefit is to be paid, the Administrator shall by mail or personal delivery provide the Participant's Beneficiary with a written explanation of:

             (i) The terms and conditions of the applicable form of payment.

            (ii) The Beneficiary's right to delay receipt of the Participant's non-forfeitable Accrued Benefit until such later date, if any, allowed under paragraph 8.1, including the right to modify or revoke any election thereunder.

      8.6(d) If a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply (and it is intended that those sections do not apply to distributions from this Plan), such distribution may commence to be made less than thirty (30) days (or any shorter period permitted under the Code) after any required notice pursuant to this paragraph or paragraph 8.5 is given so long as:

             (i) The Administrator clearly informs the recipient that, where applicable, the recipient has a right to a period of at least thirty (30) days (or any shorter period permitted under the Code) after receiving the notice to consider the decision of whether or not to elect or consent to a distribution (and, if applicable, a particular distribution option), and

            (ii) The recipient, after receiving the notice, affirmatively elects a distribution.

      8.7 BENEFIT DETERMINATION AND PAYMENT PROCEDURE.

      8.7(a) The Administrator shall make all determinations concerning eligibility for benefits under the Plan, the time or terms of payment, and the forms or manner of payment to the Participant or the Participant's Beneficiary, in the event of the death of a Participant. The Administrator shall promptly notify the Trustee of each such determination that benefit payments are due or should cease to be made and provide to the Trustee all other information necessary to allow the Trustee to carry out said determination, whereupon the Trustee shall pay or cease to pay such benefits from the Fund in accordance with the Administrator's determination.

      8.7(b) In making the determinations described in subparagraph 8.7(a), the Administrator shall take into account the terms of any QDRO received with respect to the non-forfeitable Accrued Benefit of the Participant. The time and form of payment with respect to the QDRO and the time and form of payment chosen by the Participant or his Beneficiary or required by the Plan shall not be altered by the terms of the QDRO (except as required under Section 414(p)(4) of the Code or, if payment is made in the form of a Lump Sum Payment (as defined in paragraph 8.4), as permitted under subparagraph 8.1(d)). The Administrator shall make all determinations regarding benefit payments to be made pursuant to a QDRO. Any benefit payment which may be subject to the terms of a domestic relations order received by the Administrator shall be suspended during the period the Administrator is considering whether the order is a QDRO. In the event that benefits are in pay status at the time that a domestic relations order is received, the Administrator shall promptly notify the Trustee of the amount, if any, of the benefit payments that must be suspended for the period required by the Administrator to determine the status of the order. Upon the completion of the Administrator's review or other determination of the status of the order, the Administrator shall promptly notify the Trustee of the time benefit payments are to commence or resume, and of the identity of, and the amount and form of benefits to be paid to the person or persons to whom payment is to be made.

      8.8 CLAIMS PROCEDURE.

      8.8(a) A Participant or Beneficiary (the "claimant") shall have the right to request any benefit under the Plan by filing a written claim for any such benefit with the Administrator on a form provided by the Administrator for such purpose. The Administrator shall give such claim due consideration and shall either approve or deny it in whole or in part. Within ninety (90) days following receipt of such claim by the Administrator, notice of any approval or denial thereof, in whole or in part, shall be delivered to the claimant or his duly authorized representative or such notice of denial shall be sent by mail to the claimant or his duly authorized representative at the address shown on the claim form or such individual's last known address. The aforesaid ninety (90) day response period may be extended to one hundred eighty (180) days after receipt of the claimant's claim if special circumstances exist and if written notice of the extension to one hundred eighty (180) days indicating the special circumstances involved and the date by which a decision is expected to be made is furnished to the claimant within ninety (90) days after receipt of the claimant's claim. Any notice of denial shall be written in a manner calculated to be understood by the claimant and shall:

             (i) Set forth a specific reason or reasons for the denial,

            (ii) Make specific reference to the pertinent provisions of the Plan on which any denial of benefits is based,

           (iii) Describe any additional material or information necessary for the claimant to perfect the claim and explain why such material or information is necessary, and

            (iv) Explain the claim review procedure of subparagraph 8.8(b).

If a notice of approval or denial is not provided to the claimant within the applicable ninety (90) day or one hundred eighty (180) day period, the claimant's claim shall be considered denied for purposes of the claim review procedure of subparagraph 8.8(b).

      8.8(b) A Participant or Beneficiary whose claim filed pursuant to subparagraph 8.8(a) has been denied, in whole or in part, may, within sixty (60) days following receipt of notice of such denial, or following the expiration of the applicable period provided for in subparagraph 8.8(a) for notifying the claimant of the decision on the claim if no notice of denial is provided, make written application to the Administrator for a review of such claim, which application shall be filed with the Administrator. For purposes of such review, the claimant or his duly authorized representative may review Plan documents pertinent to such claim and may submit to the Administrator written issues and comments respecting such claim. The Administrator may schedule and hold a hearing. The Administrator shall make a full and fair review of any denial of a claim for benefits and issue its decision thereon promptly, but no later than sixty (60) days after receipt by the Administrator of the claimant's request for review, or one hundred twenty (120) days after such receipt if a hearing is to be held or if other special circumstances exist and if written notice of the extension to one hundred twenty (120) days is furnished to the claimant within sixty (60) days after the receipt of the claimant's request for a review. Such decision shall be in writing, shall be delivered or mailed by the Administrator to the claimant or his duly authorized representative in the manner prescribed in subparagraph 8.8(a) for notices of approval or denial of claims, and shall:

             (i) Include specific reasons for the decision,

            (ii) Be written in a manner calculated to be understood by the claimant, and

           (iii) Contain specific references to the pertinent Plan provisions on which the decision is based.

The Administrator's decision made in good faith shall be final.

      8.9 PAYMENTS TO MINORS AND INCOMPETENTS. If a Participant or Beneficiary entitled to receive any benefits hereunder is a minor or is adjudged to be legally incapable of giving valid receipt and discharge for such benefits, or is deemed so by the Administrator, benefits will be paid to such person as the Administrator may designate for the benefit of such Participant or Beneficiary. Such payments shall be considered a payment to such Participant or Beneficiary and shall, to the extent made, be deemed a complete discharge of any liability for such payments under the Plan.

      8.10 DISTRIBUTION OF BENEFIT WHEN DISTRIBUTEE CANNOT BE LOCATED. The Administrator shall make all reasonable attempts to determine the identity and/or whereabouts of a Participant or Participant's Spouse or a Participant's Beneficiary entitled to any other benefit under the Plan, including the mailing by certified mail of a notice to the last known address shown on the Employer's, the Administrator's or the Trustee's records. If the Administrator is unable to locate such a person entitled to benefits hereunder, or if there has been no claim made for such benefits, the Trustee shall continue to hold the benefit due such person, subject to any applicable statute of escheats.


                                   ARTICLE IX
                              WITHDRAWALS AND LOANS

      9.1 IN-SERVICE NON-HARDSHIP WITHDRAWALS FROM AFTER-TAX OPTIONAL ACCOUNT AND/OR ROLLOVER ACCOUNT. A Participant who is employed by the Employer may make non-hardship withdrawals in whole or in part from his After-Tax Optional Account and/or Rollover Account.

      9.2 IN-SERVICE NON-HARDSHIP WITHDRAWALS FROM UNRESTRICTED MATCHING ACCOUNT AND/OR UNRESTRICTED PROFIT SHARING ACCOUNT. A Participant who is employed by the Employer and who has attained the age of twenty-one (21) years and is 100% vested in his Accrued Benefit may make non-hardship withdrawals in whole or in part from his Unrestricted Matching Account and/or Unrestricted Profit Sharing Account.

      9.3 IN-SERVICE NON-HARDSHIP WITHDRAWALS FROM AFTER-TAX BASIC ACCOUNT, PRE-TAX ACCOUNT AND/OR UNRESTRICTED QNEC ACCOUNT. A Participant who is employed by the Employer and who has attained the age of fifty-nine and one-half (59-1/2) years may make non-hardship withdrawals in whole or in part from his After-Tax Basic Account, Pre-Tax Account and/or Unrestricted QNEC Account.

      9.4 IN-SERVICE HARDSHIP WITHDRAWALS FROM AFTER-TAX BASIC ACCOUNT, PRE-TAX ACCOUNT, UNRESTRICTED MATCHING ACCOUNT AND/OR UNRESTRICTED PROFIT SHARING ACCOUNT.

      9.4(a) A Participant who is employed by the Employer and who suffers a Severe Hardship may, upon written request approved by the Administrator, make a hardship withdrawal from his After-Tax Basic Account, Unrestricted Matching Account (to the extent vested), Unrestricted Profit Sharing Account (to the extent vested), and all or that portion of the balance of his Pre-Tax Contributions then considered held in his Pre-Tax Account, which the Administrator deems appropriate to relieve such hardship. Unless the Administrator provides for a different ordering, Severe Hardship withdrawals shall be made first from the Participant's After-Tax Basic Account, then from his Pre-Tax Account, then from his Unrestricted Matching Account, and lastly from his Unrestricted Profit Sharing Account.

      9.4(b) "Severe Hardship" of a Participant for purposes of this paragraph shall be determined by the Administrator upon review of each situation and in accordance with the following objective standard and means an immediate and heavy need for financial assistance in meeting obligations incurred or to be incurred by the Participant, taking into account the Participant's other reasonably available resources, as provided below. A Severe Hardship shall be considered to exist only where the conditions of both of the following clauses
(i) and (ii) are satisfied:

             (i) The immediate and heavy need requirement shall be considered satisfied only where the need is on account of any of the following:

                    (A) Medical expenses (to the extent not reimbursable or
               compensable by any plan, program, insurance or otherwise) described in Section 213(d) of the Code of the Participant, the Participant's spouse or any of the Participant's dependents (as defined in Section 152 of the Code).

                    (B) Acquisition (excluding mortgage payments) of a dwelling unit which within a reasonable time is to be used (determined at the time the withdrawal is made) as the principal residence of the Participant.

                    (C) Payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's spouse, the Participant's children or any of the Participant's dependents (as defined in Section 152 of the Code).

                    (D) Prevention of eviction of the Participant from his
               principal residence or the foreclosure on the mortgage of the Participant's principal residence.

      The amount of the immediate and heavy financial need may include any amounts necessary to pay any federal, state or local income taxes or penalties reasonably anticipated to result from the Severe Hardship distribution.

            (ii) The other reasonably available resources requirement shall be considered satisfied only when all of the following occur:

                    (A) The distribution from the Plan does not exceed the
               amount of the immediate and heavy need plus the projected income tax liability on the amount to be withdrawn (taking into account the following described currently available funds).

                    (B) The Participant has obtained all currently available
               distributions, other than Severe Hardship under this Plan and comparable hardship distributions under other qualified plans, under this Plan and all other qualified plans maintained by the Employer.

                    (C) The Participant has obtained all currently available
               non-taxable loans under this Plan and all other qualified plans maintained by the Employer.

                    (D) The Participant agrees to a suspension of his Elective
               Deferrals (as defined in Appendix D to the Plan) to this Plan and all his employee contributions (other than mandatory employee contributions to a defined benefit plan and rollover contributions to any plan) to all other qualified plans and non-qualified plans of deferred compensation (other than health or welfare benefit plans) maintained by the Employer, including, but not limited to stock option, stock purchase and similar plans, for a period of one year after receipt of the Severe Hardship distribution and all applicable plans so provide.

                    (E) The Participant agrees that his Elective Deferrals (as defined in Appendix D to the Plan) to this Plan and all other qualified plans maintained by the Employer for the calendar year immediately following the calendar year in which the Severe Hardship distribution is made shall be limited to the excess of
               (I) the Elective Deferral Dollar Limit (as defined in Appendix D to the Plan) for such next calendar year over (II) the amount of such Participant's Elective Deferrals to this Plan and such other qualified plans maintained by the Employer for the calendar year in which the Severe Hardship distribution is made.

      The Participant contribution suspension and limitation requirements of clauses (ii)(D) and (E) are hereby imposed on any Severe Hardship withdrawal or similar hardship authorized in any other qualified plan maintained by the Employer and shall be deemed agreed to by any Participant requesting a Severe Hardship withdrawal or such other similar hardship withdrawal.

      9.4(c) The one year Participant contribution suspension referred to in clause (ii)(D) of subparagraph 9.3(b) shall be imposed for twelve (12) months beginning on the first day of the payroll period next following the date of withdrawal. For purposes hereof, separate periods of suspension under this paragraph shall run concurrently.

      9.4(d) A Participant who is an Eligible Employee may recommence his contributions to the Plan after his applicable period of suspension has expired on the first day of any calendar month thereafter by his delivering a new payroll deposit election form to the Administrator no later than the fifteenth
(15th) day (or such shorter period as the Administrator on a uniform and non-discriminatory basis may determine) of the month immediately preceding the calendar month it is to become effective, designating the date, rate and type or types of such recommencement of contributions.

      9.4(e) For purposes hereof, unless otherwise provided in the applicable asset transfer, plan merger or consolidation or adoption agreement, the remaining period of any suspension from participation under any plan which is merged into this Plan at the time of such merger shall be considered a period of suspension under this paragraph during which Participants may not contribute to the Plan.

      9.5  WITHDRAWAL RESTRICTIONS AND PROCEDURE.

      9.5(a) A Participant shall not make more than two (2) non-hardship withdrawals in any Plan Year. Withdrawals from more than one account made at the same time shall only count as one withdrawal.

      9.5(b) The amount of any withdrawal from any such account shall not be less than $100, unless the Participant's account balance is less than $100 in which case the then balance in the account may only be withdrawn or unless such withdrawal would require a suspension from active participation in which case the amount which would not cause a suspension may be withdrawn.

      9.5(c) All withdrawals shall be made only by filing a written withdrawal request form with the Administrator in which the amount of withdrawal and the account(s) and the Fund division(s) from which the withdrawal is to be made and, if applicable, the Severe Hardship and such other information (including but not limited to certifications regarding no other cash resources and/or no other resources for purposes of determining the existence of a Severe Hardship) pertaining thereto as the Administrator may deem appropriate are stated.

      9.5(d) Notwithstanding any of the other provisions of this ARTICLE IX, the Administrator may on a uniform and non-discriminatory basis at any time and from time to time suspend or limit the withdrawal rights under this ARTICLE IX (except to the extent prohibited by Section 411(d)(6) of the Code).

      9.6 PAYMENT OF WITHDRAWALS.

      9.6(a) All non-hardship withdrawals shall be made within a reasonable time and at such time or times as are determined by the Administrator after the Participant's non-hardship withdrawal request is delivered to the Administrator or his hardship withdrawal request is approved by the Administrator, as the case may be, and shall be made in cash.

      9.6(b) The amount of any withdrawal shall be determined on the basis of the value of the Participant's accounts from which the withdrawal is made as of the most recent Valuation Date for which the valuation adjustments under paragraph 4.5 have been completed prior to the date of payment of the withdrawal, decreased by any withdrawals or other distributions since such Valuation Date.

      9.6(c) Unless otherwise determined by the Administrator from time to time on a uniform and non-discriminatory basis applied prospectively or, to the extent otherwise permitted by the Administrator, as specifically designated by the Participant in his withdrawal request, each withdrawal by a Participant shall be made in the following order, with availability being determined on the basis of the circumstances (such as hardship, severe hardship, non-hardship, the age of the Participant, the time contributions have been in the Plan, the length of the Participant's active participation in the Plan as provided herein) surrounding the withdrawal:

             (i)     First from his accounts in the following order:

                    (A) First his After-Tax Account, with withdrawals being made first from his After-Tax Optional and then from his After-Tax Basic Account,

                    (B) Then his Rollover Account,

                    (C) Then his Pre-Tax Account,

                    (D) Then his Unrestricted QNEC Account, and

                    (E) Then his Unrestricted Matching Account (to the extent
               vested), with withdrawals being made first from his Matching Non-forfeitable Account and then from his Matching Active Account,

                    (F) Lastly his Unrestricted Profit Sharing Account (to the
               extent vested), with withdrawals being made first from his Profit Sharing Non-forfeitable Account and then from his Profit Sharing Active Account.

      Withdrawals are not available from a Participant's Company Stock QNEC Account, Company Stock Matching Account or Company Stock Profit Sharing Account.

            (ii) Then with the withdrawals being made first from the Fund division(s) in each account in the following:

                    (A) First the First Union Stable Portfolio Group Trust

                    (B) Then the Evergreen Short-Intermediate Bond Fund: Class
               Y,

                    (C) Then the Fidelity Puritan Fund,

                    (D) Then the First Union Enhanced Stock Market Fund,

                    (E) Then the Fidelity Advisor Growth Opportunities Fund:
               Class A,

                    (F) Lastly the Company Stock Fund.

      9.6(d) Whenever withdrawals are permitted from the Company Stock Fund (if at all), they shall be made in cash and not in the form of Company Stock.

      9.6(e) All withdrawals shall be subject to the plan to plan rollover transfer distribution option provided in paragraph 8.5.

      9.7 NO WITHDRAWAL RESTORATION. No restoration of amounts withdrawn shall be permitted.

      9.8  LOANS.

      9.8(a) Loans from the Fund may be made to Participants (such term for purposes of this paragraph is intended to include deceased Participants' Beneficiaries who are entitled to the Participant's non-forfeitable Accrued Benefit for purposes of making loans from the Plan) who are employed by the Employer or who otherwise are "parties in interest" (as defined in Section 3(14) of the Act) on written application therefor delivered to the Administrator, subject to the following rules:

             (i) Loans must be adequately secured, which may include or consist of use of a Participant's non-forfeitable Accrued Benefit as security, provided however that:

                    (A) Not more than fifty percent (50%) of a Participant's
               non-forfeitable Accrued Benefit may be considered adequate security for such purpose, and

                    (B) Any pledge and assignment of a Participant's
               non-forfeitable Accrued Benefit shall be ineffective and void for any period of time during which the loan fails to comply with the provisions of Section 4975(d)(1) of the Code and Section 408(b)(1) of the Act.

            (ii) Loans must be approved by the Administrator in accordance with a uniform, non-discriminatory policy established, and which thereafter may be modified or suspended from time to time, by the Administrator. The Administrator's loan policy shall be considered a part of the Plan and shall at a minimum contain:

                    (A) A procedure for applying for loans,

                    (B) The basis on which loans will be approved or denied,

                    (C) Limitations, if any, on the types and amounts of loans available,

                    (D) The procedure for determining a reasonable interest
               rate,

                    (E) The types of collateral which may secure a loan,

                    (F) The events constituting a default and the steps that
               will be taken to preserve the Plan assets in the event of a default.

           (iii) Loans must be available to all Participants on a reasonably equivalent basis.

            (iv) Loans must not be made available to Highly Compensated Employees in an amount of and/or percentage of their non-forfeitable Accrued Benefits or some combination thereof greater than that made available to other Participants.

             (v) Loans must not exceed with respect to any Participant (when added to the outstanding balance of all loans to the Participant from the Plan and all other qualified employer plans of the Employer and of each Affiliate) the lesser of:

                    (A) $50,000, reduced by the excess of (I) the Participant's highest aggregate outstanding balance in the preceding twelve
               (12) months under this Plan and such other plans over (II) his aggregate outstanding balance under this Plan and such other plans on the date on which the loan in question is made,

                    (B) One-half of the sum of the Participant's non-forfeitable
               Accrued Benefit under this Plan and non-forfeitable accrued benefits (exclusive of his accumulated deductible employee contributions within the meaning of Section 72(o)(5)(B) of the
               Code) under such other plans, or

                    (C) With respect to loans from this Plan only, his vested
               Accrued Benefit (exclusive of amounts held in his Company Stock Matching Account, Company Stock Profit Sharing Account and Company Stock QNEC Account) which is not held in the Loan Fund.

            (vi) Loans must bear a reasonable rate of interest (which means a commercially reasonable rate of interest), which may be fixed or variable and which may vary between Participants based on the term of the loan, the security provided and such other considerations deemed desirable by the Administrator.

           (vii) Notwithstanding the foregoing, unless the Secretary of Labor or his delegate grants an administrative exemption from the prohibited transaction rules with respect to such loan, no loan shall be made to any Participant who is a shareholder-employee (as defined in Section 1379 of the Code, as in effect on the day before the date of enactment of the Subchapter S Revision Act of 1982) of the Employer or who is a member of the family (as defined in Section 267(c)(4) of the Code) of such a shareholder-employee.

      9.8(b) The loan policy of the Administrator shall include considerations such as creditworthiness and may include financial need and any other considerations deemed desirable by the Administrator.

      9.8(c) All loans shall require repayment by substantially level amortization with payments not less frequently than quarterly and shall otherwise be repaid in the manner and within a specified period of time as determined by the Administrator, but in no event to exceed ten (10) years for "home loans" or five (5) years for all other loans. For purposes hereof a "home loan" is any loan used to acquire any dwelling unit which within a reasonable time is to be used (determined at the time the loan is made) as a principal residence of the Participant.

      9.8(d) The Employer shall cooperate with the Administrator and the Trustee in enforcing prompt repayment of all such loans and installments thereon. The entire balance of principal and interest then due on all such loans upon which a Participant is then liable shall be deducted by offset from any distributions or benefits paid to or with respect to such Participant from the Loan fund and shall be applied to the payment of such balance.

      9.8(e) Every loan applicant shall receive a clear statement of the charges involved in each loan transaction. This statement shall include the dollar amount and annual interest rate of the finance charge.

      9.8(f) Notwithstanding the foregoing, the Administrator may on a non-discriminatory basis, among other things, set minimum loan amounts (not to exceed $1,000), minimum repayment amounts, more restrictive loan limits, and/or a maximum number of outstanding loans for any Participant at any one time, may impose a loan processing and/or administrative charge, may restrict accounts from which loans are made, may require repayment by payroll deduction, and may suspend loan rights from time to time.

      9.8(g) Upon the making of a loan to a Participant pursuant to this paragraph, the Trustee shall transfer to a segregated account for the Participant in the Loan Fund an amount equal to the principal amount of such loan (unless otherwise determined by the Administrator from time to time on a uniform and non-discriminatory basis applied prospectively and stated in the Plan's loan policy):

             (i)     First from his accounts in the following order:

                    (A) First his After-Tax Account, with transfers being made first from his After-Tax Optional and then from his After-Tax Basic Account,

                    (B) Then his Rollover Account,

                    (C) Then his Pre-Tax Account,

                    (D) Then his Unrestricted QNEC Account, and

                    (E) Then his Unrestricted Matching Account (to the extent
               vested), with transfers being made first from his Matching Non-forfeitable Account and then from his Matching Active Account,

                    (F) Lastly his Unrestricted Profit Sharing Account (to the
               extent vested), with transfers being made first from his Profit Sharing Non-forfeitable Account and then from his Profit Sharing Active Account, and

      Loans are not available from a Participant's Company Stock QNEC Account, Company Stock Matching Account or Company Stock Profit Sharing Account.

            (ii) Then with the transfers being made first from the Fund division(s) other than the Company Stock Fund and the Loan Fund in each such tier of accounts on a pro rata basis and then from the Company Stock Fund.

      9.8(h) Notwithstanding any other provision of the Plan, if a loan repayment obligation is suspended for any part of a Participant's service in the uniformed services of the United States (as defined in chapter 43 of title 38, United States Code), whether or not Qualified Military Service (as defined in paragraph 4.10), such suspension shall not be taken into account for purposes of Sections 72(p), 401(a) or 4975(d)(1) of the Code and, if the Administrator permits, for purposes of the loan term and similar rules of the Plan.

      9.8(i) In the event of a Participant's default where the default continues after any applicable grace or catch-up period, if any, permitted by the Administrator on a uniform and non-discriminatory basis, the Administrator shall treat the loan as an offset against the Participant's non-forfeitable Accrued Benefit by distribution of the Participant's promissory note(s) marked paid and satisfied.

      9.9 INSTRUCTIONS TO TRUSTEE. The Administrator, upon determination that a requested withdrawal or loan is permissible under the Plan, shall immediately notify the Trustee, who shall pay from the Fund the amount of the withdrawal or loan in accordance with the Administrator's instructions and, in the case of a withdrawal, shall deduct the amount thereof from the Participants' account in the Fund or transfer the amount to a segregated account in the Fund as designated by the Administrator.


                                    ARTICLE X
                                    THE FUND

      10.1 TRUST FUND AND EXCLUSIVE BENEFIT. The Trustee shall receive all contributions under and all assets transferred to the Plan and shall invest and administer them as a trust fund (the "Fund") for the exclusive benefit of the Participants and Beneficiaries hereunder in accordance with the Plan. Except as otherwise expressly provided herein, no part of the corpus or income of the Fund shall revert to or be used or enjoyed by the Employer or be used for, or diverted to, purposes other than the exclusive benefit of the Participants or their Beneficiaries and the defrayal of reasonable expenses of the Plan and Fund. The rights of all persons hereunder are subject to the terms of the Plan.

      10.2 PLAN AND FUND EXPENSES. Unless or to the extent not paid by the Employer without being advanced subject to reimbursement (which shall make such payments as directed by the Plan Sponsor) or unless prohibited by the Act or the Code, all expenses of the Plan and the Fund, including reasonable legal, accounting, custodial, brokerage, consulting and other fees and expenses incurred in the establishment, amendment, administration and termination of the Plan or the Fund and/or the compensation of the Trustee and other fiduciaries of the Plan to the extent provided under the Plan, and all taxes of any nature whatsoever, including interest and penalties, assessed against or imposed upon the Fund or the income thereof shall be paid out of the Fund and shall constitute a charge upon the Fund. The Plan Sponsor may cause the Employer to advance any or all such expenses and/or taxes on behalf of the Fund, subject to the Employer's right of reimbursement from the Fund if so directed by the Plan Sponsor and to the applicable prohibited transaction provisions of the Act and the Code.

      10.3 REVERSIONS TO THE EMPLOYER.

      10.3(a) If a contribution by the Employer is made under a mistake of fact, upon written direction by the Plan Sponsor, the Trustee shall return to the Employer an amount equal to such mistaken contribution, less any losses attributable to such mistaken contribution, within one year after payment of such contribution. If a contribution by the Employer is made conditioned upon its deductibility for federal income tax purposes and there is a final determination of the disallowance of a deduction under Section 404 of the Code for such contribution or portion thereof, upon written direction by the Plan Sponsor, the Trustee shall return to the Employer an amount equal to the amount of such contribution or portion thereof so disallowed, less any losses attributable to such contribution, within one year after such final determination. Notwithstanding anything to the contrary in the foregoing, any such return shall be limited to an amount which would not cause the balance of any Participant's account to be reduced to less than the balance such Participant's account would have been had such amount not been contributed.

      10.3(b) If the Internal Revenue Service determines that the Plan does not initially qualify under Section 401 of the Code with respect to any Employer which has adopted the Plan provided it has submitted an application for a determination within one year after its adoption of the Plan, the Trustee shall return to such Employer (unless otherwise directed to be distributed to Participants or, if deceased, their Beneficiaries) and to its Participants (or if deceased, their Beneficiaries) within one year after the date of notice of such disqualification, all assets attributable to contributions which the Trustee has received from such Employer and its Participants, respectively, and shall return to the predecessor funding agent or distribute to Participants or, if deceased, their Beneficiaries, all assets attributable to funds of any predecessor plan received by the Trustee, all as directed by the Plan Sponsor. Upon such return, the Plan shall terminate with respect to such Employer.

      10.3(c) After the termination of the Plan as a whole and after all fixed and contingent liabilities of the Fund to Participants and their Beneficiaries have been satisfied, any remaining assets of the Fund held pursuant to paragraph
4.5 shall be distributed to the Employer as the Plan Sponsor may direct.

      10.4 NO INTEREST OTHER THAN PLAN BENEFIT. Nothing contained herein shall be deemed to give any Participant or Beneficiary any interest in any specific part of the Fund or any interest other than his right to receive benefits in accordance with the provisions of the Plan.

      10.5 PAYMENTS FROM THE FUND. The Trustee shall make all payments from the Fund which become due hereunder in accordance with the written instructions or directions of the Administrator. In directing the Trustee to make any payments or deliveries out of the Fund, the Administrator shall follow the provisions of the Plan. The Trustee acting in accordance with such instructions or directions shall be fully protected and indemnified by the Employer in relying upon any such written instruction or direction which the Trustee reasonably and in good faith believes to be proper.

      10.6 FUND DIVISIONS.

      10.6(a) The Fund shall be held in divisions (sometimes referred to as "divisions of the Fund", "Fund divisions" or "investments funds" herein) as hereinafter provided, and each account under the Plan shall be subdivided to reflect its interest in each Fund division.

      10.6(b) The Fund divisions which shall be maintained in the Fund are as follows:

             (i) COMPANY STOCK FUND - The Company Stock Fund shall be established effective March 31, 1997 and shall be a pooled investment fund consisting of and invested primarily in Company Stock and such short-term temporary investments and such cash balances as the Trustee deems appropriate. It is generally expected that after accumulating a reasonable reserve for day to day administration, Company Stock will represent approximately at least 95% of the total assets of the Company Stock Fund, and cash reserves and temporary investments represent the remaining assets.

            (ii) LOAN FUND - The Loan Fund shall consist of loans made to Participants pursuant to paragraph 9.8, which shall be considered directed investments of each such Participant, of principal and interest payments thereon.

                    (A) As provided in paragraph 9.8, an amount equal to the
               principal amount of a loan to a Participant shall be segregated from such Participant's account or accounts within the other Fund divisions.

                    (B) Payments of the principal of and payments of interest on a loan to a Participant shall be transferred upon payment pro rata:

                        (I) To the Participant's unsegregated accounts in the
                    Fund in the reverse order from which funds were transferred from such accounts to the Participant's segregated account in the Loan Fund for purposes of making such loan, and

                       (II) To the Fund divisions determined on the basis of the
                    Participant's contribution investment direction then in effect under paragraph 10.7.

           (iii) NAMED FUND DIVISIONS IN APPENDIX E - The regulated investment companies, collective trust funds and/or mutual funds authorized for investment as provided in Appendix E to the Plan, which appendix may be modified from time to time by the Plan Sponsor.

      10.7  PARTICIPANT INVESTMENT DIRECTIONS.

      10.7(a) Except as otherwise provided in the applicable plan asset transfer or merger agreement, in the case of the direct transfer of assets to the Plan on behalf of a Participant, such transferred assets (or the proceeds from the sale thereof) which are allocated to his Directable Accounts shall initially be invested in the Available Fund Divisions, in whole multiples of the Permitted Direction Percentage (but not exceeding one hundred percent (100%) in the aggregate), as directed by the Participant (or, if deceased, his Beneficiary) for whom transferred in accordance with the direction filing requirements therefor established by the Administrator.

      10.7(b) Upon becoming a Participant without a contribution investment direction in force, or upon a Participant's making a Rollover Contribution or repayment pursuant to paragraph 6.6 without a contribution investment direction in force, he may direct that such contribution or repayment and his allocable share of future Directable Contributions be invested, in whole multiples of the Permitted Direction Percentage (but not exceeding one hundred percent (100%) in the aggregate), in the Available Investment Funds by filing a "contribution investment direction" with the Administrator at such time.

      10.7(c) In accordance with procedures established by the Administrator from time to time:

             (i) CONTRIBUTION INVESTMENT DIRECTION - A Participant may make a "contribution investment direction" by directing that whole multiples of the Permitted Direction Percentage (but not exceeding one hundred percent (100%) in the aggregate) of his allocable share of future Directable Contributions be invested in the Available Fund Divisions. Any such contribution investment direction shall be effected for contributions made after each subsequent Contribution Investment Direction Change Date for which such direction is timely delivered to the Administrator (or its designee); and/or

            (ii) ACCOUNT BALANCE INVESTMENT DIRECTION - A Participant (or, if deceased, his Beneficiary) may make an "account balance investment direction" by directing that whole multiples of the Permitted Direction Percentage (but not exceeding one hundred percent (100%) in the aggregate) of his Directable Accounts be invested in the Available Fund Divisions. Any such account balance investment direction shall be effective as of and for the Account Balance Investment Direction Change Date for which such direction is timely delivered to the Administrator (or its designee).

      10.7(d) If or to the extent a Participant (or if deceased, his Beneficiary) has no investment direction in effect, his Directable Contributions and Directable Accounts shall be invested in the Fund division designated as the Default Fund in Appendix E to the Plan.

      10.7(e) For purposes of this paragraph and subject to the provisions of subparagraph 10.7(e):

             (i) The term "Account Balance Investment Direction Change Date" means each Valuation Date.

            (ii) The term "Available Fund Divisions" means the Company Stock Fund and the named investment funds listed in Appendix E.

           (iii) The term "Directable Accounts" means all accounts, or parts of accounts, of the Participant other than those parts held in the Company Stock Matching Account, the Company Stock Profit Sharing Account, the Company Stock QNEC Account, or the Loan Fund.

            (iv) The term "Directable Contributions" means (A) all contributions made by the Participant and (B) all contributions made by the Employer (other than contributions by the Employer required to be invested in the Company Stock Fund pursuant to subparagraph 3.2(c) - that is, contributions allocated to the Company Stock Matching Account, the Company Stock Profit Sharing Account, or the Company Stock QNEC Account,).

             (v) The term "Contribution Investment Direction Change Date" means each Valuation Date.

            (vi) The term "Permitted Direction Percentage" means five percent (5%) or any lesser percentage or any dollar amount permitted by the Administrator from time to time.

      10.7(f) The Plan is intended to constitute a plan described in Section 404(c) of the Act and Title 29 of the Code of Federal Regulations Section 2550-404c-1 under which Participants may direct investments. It is intended that fiduciaries of the Plan shall act accordingly and may thereby be relieved of liability for investment losses which are the result of Participant and Beneficiary investment directions regarding allocation of accounts and contributions among the available divisions of the Fund to the maximum extent permitted under Section 404(c) of the Act.

      10.8 INVESTMENT AUTHORITY OF THE ADMINISTRATOR.

      10.8(a) The Administrator may on a uniform and non-discriminatory basis require the entire Accrued Benefit (other than that held in the Company Stock Matching Account) of one or more Participants and/or Beneficiaries be invested in the Default Fund designated in Appendix E to the Plan in the event that the person cannot be located or is not competent to make an investment direction or that there is a dispute as to the proper recipient of the Participant's Accrued Benefit.

      10.8(b) The Administrator may on a uniform and non-discriminatory basis from time to time may set or change the advance notice requirement for effecting investment directions, may limit the number of investment direction changes made in a Plan Year, may limit investment directions which be can made by telephone, and generally may change any of the investment direction procedures.

      10.8(c) The Administrator in its discretion may suspend from time to time and at any time the maintenance and/or offering of any Fund division as a Participant directed investment alternative hereunder, whereupon, and notwithstanding anything to the contrary herein, no investment directions pursuant hereto shall be permitted in such Fund division for the period of any such suspension.

      10.9 PROVISIONS RELATING TO INSURER.

      10.9(a)   No Insurer shall be deemed a party to the Plan or responsible for the validity thereof.

      10.9(b) No Insurer shall be required to determine either:

             (i) That a person for whom the Trustee applies for a Policy is, in fact, eligible for participation or entitled to benefits under the Plan,

            (ii) Any fact necessary for the proper issuance of any Policy or Contract, or

           (iii) The proper distributions or further application of any moneys paid by it to the Trustee in accordance with the written direction of the Trustee;

and with respect to each of the foregoing, the Insurer shall be fully indemnified and protected in relying upon the advice and direction of the Trustee.

      10.9(c) Any notice, direction, application or other communication whatsoever shall be accepted by the Insurer as duly authorized and executed if signed by the Trustee. The Insurer shall be fully protected in assuming that the Trustee is as shown in the latest notification received by it at its home office.


                                   ARTICLE XI
                                   FIDUCIARIES

      11.1 NAMED FIDUCIARIES AND DUTIES AND RESPONSIBILITIES. Authority to control and manage the operation and administration of the Plan shall be vested in the following, who, together with their membership, if any, shall be the Named Fiduciaries under the Plan with those powers, duties, and responsibilities specifically allocated to them by the Plan:

      11.1(a) TRUSTEE - The Trustee in connection with its fiduciary obligations relating to the Plan and the Fund.

      11.1(b) PLAN SPONSOR - The Plan Sponsor in connection with its fiduciary obligations and rights relating to the Plan and the Fund.

      11.1(c) PLAN ADMINISTRATOR - The Plan Administrator in connection with its fiduciary obligations and rights relating to the Plan and the Fund.

      11.1(d)   BOARD - The Board in connection with its fiduciary obligations and rights relating to the Plan and the Fund.

      11.2 LIMITATION OF DUTIES AND RESPONSIBILITIES OF NAMED FIDUCIARIES. The duties and responsibilities, and any liability therefor, of the Named Fiduciaries provided for in paragraph 11.1 shall be severally limited to the duties and responsibilities specifically allocated to each such Named Fiduciary in accordance with the terms of the Plan, and there shall be no joint duty, responsibility, or liability among any such groups of Named Fiduciaries in the control and management of the operation and administration of the Plan.

      11.3 SERVICE BY NAMED FIDUCIARIES IN MORE THAN ONE CAPACITY. Any person or group of persons may serve in more than one Named Fiduciary capacity with respect to the Plan (including both service as Trustee and Plan Administrator).

      11.4 ALLOCATION OR DELEGATION OF DUTIES AND RESPONSIBILITIES BY NAMED FIDUCIARIES. By written agreement filed with the Plan Administrator and the Plan Sponsor, the duties and responsibilities of the Trustee with respect to the management and control of the assets of the Fund may, with the written consent of the Plan Sponsor, be allocated among the Trustees (if there are two or more persons so serving) and any other duties and responsibilities of any Named Fiduciary may be allocated among Named Fiduciaries or may, with the consent of the Plan Sponsor, be delegated to persons other than Named Fiduciaries. The delegation permitted under this paragraph includes the Trustee's right to select a custodian (other than a Custodian for any separate trust established pursuant to paragraph 12.8) to hold the assets of the Fund. Any written agreement shall specifically set forth the duties and responsibilities so allocated or delegated, shall contain reasonable provisions for termination, and shall be executed by the parties thereto.

      11.5 INVESTMENT MANAGER.

      11.5(a) The Board may appoint one or more Investment Managers to manage all or any portion of the Fund. The appointment of any such Investment Manager shall be by written agreement, which shall specify the scope of the powers and duties of such Investment Manager, shall contain reasonable provisions for the termination of such appointment, may require or allow any Investment Manager to perform or to select the person performing asset custodial services for all or part of the Fund, and shall be executed by the parties thereto and acknowledged by the Trustee. An Investment Manager appointed pursuant to any such agreement shall acknowledge therein its status as a fiduciary with respect to the Plan.

      11.5(b) In the event an Investment Manager is appointed for all or part of the assets of the Fund, the Trustee shall follow the directions of the Investment Manager in managing and controlling the assets of the Fund subject to the direction and control of the Investment Manager. The Investment Manager shall be governed by the powers and restrictions imposed on the Trustee in its management and control of the Fund.

      11.6 ASSISTANCE AND CONSULTATION. A Named Fiduciary, and any delegate named pursuant to paragraph 11.4, may engage agents to assist in its duties and may consult with counsel, who may be counsel for the Employer, with respect to any matter affecting the Plan or its obligations and responsibilities hereunder, or with respect to any action or proceeding affecting the Plan. All compensation and expenses of such agents and counsel shall be paid or reimbursed from the Fund, except to the extent prohibited by the Act or the Code and except to the extent paid or reimbursed by the Employer.

      11.7 INDEMNIFICATION. The Employer shall indemnify and hold harmless any individual who is a Named Fiduciary or a member of a Named Fiduciary under the Plan and any other individual to whom duties of a Named Fiduciary are delegated pursuant to paragraph 11.4, to the extent permitted by law, from and against any liability, loss, cost or expense arising from their good faith action or inaction in connection with their responsibilities under the Plan.

      11.8 FUNDING POLICY. The Board shall establish and communicate to the Trustee a funding policy consistent with the current and long-term financial needs of the Plan with respect to the ages of the Participants in the Plan and other such relevant information; provided, however, that nothing in this subparagraph shall be construed as granting to the Board any power or authority with respect to the control and management of the Fund.

      11.9 STANDARD OF CONDUCT.

      11.9(a) The Named Fiduciaries and all other fiduciaries under the Plan shall each discharge their duties with respect to the Plan and the Fund solely in the interest of the Participants and Beneficiaries, in accordance with the applicable provisions of the Act and the Code and:

             (i) For the exclusive purpose of providing benefits to Participants and Beneficiaries, and defraying reasonable expenses of administering the Plan and the Fund to the extent permitted by the Plan and any separate trust or custodial agreement;

            (ii) With the care, skill, prudence and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

           (iii) By diversifying investments of the Fund in accordance with the requirements of the Act so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

            (iv) In accordance with the terms of the Plan and any other plan documents insofar as they are consistent with the Act.

      11.9(b) In the exercise of their authority under the Plan, the Named Fiduciaries and all other fiduciaries under the Plan shall take cognizance of and be inhibited by those limitations and prohibitions contained in Section 406 of the Act and the prohibited transaction provisions of Section 4975 of the Code, for which no exemption is applicable.


                                   ARTICLE XII
                                 THE TRUST FUND

      12.1 TRUSTEE POWERS AND DUTIES. Subject to the following provisions of this ARTICLE XII, the Trustee shall commingle and jointly invest, or where specifically provided herein shall segregate and separately invest, the assets of the Fund, without distinction between corpus and income.

      12.1(a) The Trustee shall hold the Fund in trust, shall have the following general powers granted in this paragraph, subject to the directions, limitations, restrictions or prohibitions imposed hereunder, and, except as otherwise specifically provided herein, shall have exclusive authority and discretion in its management and control of the Fund.

             (i) The Trustee shall invest and reinvest the Fund in such stocks, stock options (whether or not covered), warrants and rights, puts, calls, stock-index futures, bonds, securities, commodities, commodity futures and options, loans to Participants if and subject to conditions expressly authorized in the Plan, real estate mortgages, real estate investment trusts or funds, real estate, partnership interests, mutual funds, closed-end investment companies, regulated investment companies or trusts, common, collective or group trust funds (except as otherwise limited hereunder) and other investments, and in such proportion, as may be deemed suitable for the purposes and the funding policy hereof.

            (ii) Such investments shall not be restricted to property and securities of the character authorized for investment by trustees under any present or future laws, with the exception of the Act.

           (iii) To the extent permitted by law, the Trustee is expressly authorized to invest and reinvest the Fund and to execute any joinder or similar agreement therefor on behalf of the Plan:

                    (A) In any general common trust fund qualifying under
               Section 584 of the Code and maintained by any person, including but not limited to the Trustee or any affiliate of the Trustee in the same bank holding system affiliated group, as defined in
               Section 1504 of the Code, as the Trustee (if the Trustee and any such affiliate are banks or trust companies supervised by a state or federal agency) and/or the Investment Manager or any affiliate of the Investment Manager;

                    (B) In any other collective or group trust fund maintained by any person, including but not limited to any such bank or trust company and/or the Investment Manager or any affiliate of the Investment Manager, and consisting solely of assets of qualified retirement trusts and/or individual retirement accounts exempt from federal income taxation under the Code, as the Trustee or, where applicable, the Investment Manager in its discretion may determine (whether or not the Trustee or, where applicable, the Investment Manager is such a bank or trust company), provided such collective or group trust is so qualified and exempt under the Code;

                    (C) In whole or in part in qualifying employer securities
               (subject however to any applicable securities registration requirements), qualifying employer real property, or both, as defined by Section 407(d)(4) and (5) of the Act;

                    (D) In Contracts or Policies (not containing or providing
               life insurance) issued to provide or fund benefits under the Plan, and in Policies of life insurance on the lives of Participants if the Plan expressly provides for the purchase of such Policies and the Administrator so directs, (whether or not the Insurer is the Plan Sponsor or any affiliate of the Plan Sponsor, or the Investment Manager or any affiliate of the Investment Manager, if an insurance company);

                    (E) In whole or in part in deposits with any bank or similar financial institution supervised by the United States or a State, regardless of whether such bank or other institution is a Trustee or other fiduciary hereunder, provided such deposits shall bear a reasonable rate of interest, except that funds may be deposited in non-interest bearing accounts to such extent and for such time as may be reasonably required for the orderly administration of the Plan; or

                    (F) In any mutual fund, closed-end investment company,
               regulated investment company or trust, or similar pooled investment medium, whether on not maintained by or advised by the Trustee or any affiliate of the Trustee or the Investment Manager or any affiliate of the Investment Manager.

            (iv) If an investment is made in a common, collective or group trust, the Trustee is expressly authorized to incorporate the terms thereof as an investment medium under and as a part of the Plan, and the terms of such trust shall govern the investment, disposition and distribution of the assets of such trust.

      12.1(b) Subject to the requirements imposed by law, and in furtherance and not in limitation of the Trustee's investment authority, the Trustee shall have all powers and authority necessary or advisable to carry out the provisions of the Plan, and all inherent, implied and statutory powers now or subsequently provided by law, including specifically the power to do any of the following:

             (i) To deal with all or any part of the Fund, including, without limitation, to invest, reinvest and change investment;

            (ii) To acquire any property by purchase, subscription, lease or other means;

           (iii) To sell for cash or on credit, convey, lease for long or short terms, or convert, redeem or exchange all or any part of the Fund;

            (iv) To borrow money for the purpose of the Fund, and for any sum so borrowed to issue its promissory note as Trustee and to secure the repayment thereof by pledging all or any part of the Fund;

             (v) To enforce by suit or otherwise, or to waive its rights on behalf of the Fund, and to defend claims asserted against him or the Fund;

            (vi) To compromise, adjust and settle any and all claims against or in favor of it or the Fund;

           (vii) To renew, extend or foreclose any mortgage or other security;

          (viii) To bid in property on foreclosure;

            (ix) To take deeds in lieu of foreclosure, with or without paying a consideration therefor;

             (x) To vote, or give proxies to vote, any stock or other security, and to oppose, participate in and consent to the reorganization, merger, consolidation or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements;

            (xi) To hold Plan assets unregistered (including in bearer form), or to register them in its own name, in street name or in the names of nominees who are within the jurisdiction of the district courts of the United States and are either banks or trust companies that are subject to supervision by the United States or a state thereof, brokers or dealers registered under the Securities Exchange Act of 1934, clearing agencies as defined in Section 3(a)(23) of the Securities Exchange Act of 1934, permissible nominees of any of the foregoing, or any other persons or entities permitted to act as nominee for the Trustee under Section 403 of the Act, provided the books and records of the Fund shall at all times reflect that the Fund is the beneficial owner of such securities;

           (xii) To make, execute, acknowledge and deliver any and all instruments that it shall deem necessary or appropriate to carry out the powers herein granted; and

          (xiii) Generally to exercise any of the powers of an owner with respect to all or any portion of the Fund.

Except as provided in the Act, no person dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transaction.

      12.1(c) The Trustee shall not have the power or duty to inquire into the correctness of the amount tendered to it as required by the Plan nor to enforce the payment of contributions thereunder by the Employer. The Trustee shall be responsible only for such sums and assets that it actually receives as Trustee.

      12.2 ACCOUNTS. The Trustee shall keep true and accurate accounts of all investments, receipts, and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person or persons designated by the Plan Sponsor. Within sixty (60) days after the removal or resignation of the Trustee and at least quarterly (unless the Plan Sponsor requires less frequent reports), the Trustee shall file with the Plan Sponsor a valuation of the assets of the Trust, and an accounting of its transactions since the last previous such accounting. In addition, the Plan Sponsor may require an accounting from the Trustee at any other reasonable time. No employee and no person other than those designated by the Plan Sponsor shall have the right to demand or be entitled to any accounting by the Trustee except as otherwise provided by law.

      12.3 TWO OR MORE TRUSTEES. Except in the case of the appointment of a Separate Trustee pursuant to paragraph 12.8, in the event two or more persons are at any time serving as Trustee hereunder, such Trustees shall jointly manage and control the Fund; provided, however, that pursuant to paragraph 11.4 such Trustees may enter into an agreement in writing with respect to the allocation of specific responsibilities, obligations or duties among themselves. Any written agreement entered into pursuant to this paragraph shall be attached to and made a part of the Plan.

      12.4 MANAGEMENT OF FUND BY INVESTMENT MANAGER. In the event an Investment Manager is appointed for all or part of the assets of the Fund, the Trustee shall follow the directions of the Investment Manager in managing and controlling the assets of the Fund subject to the direction and control of the Investment Manager. The Investment Manager shall be governed by the powers and restrictions imposed on the Trustee in its management and control of the Fund.

      12.5 TRUSTEE COMPENSATION AND EXPENSES. Subject to applicable limitations and prohibitions under the Act, the Trustee shall be paid such reasonable compensation and shall be reimbursed for its reasonable expenses as shall from time to time be agreed upon by the Plan Sponsor and the Trustee.

      12.6 BOND. Except as may be provided under Section 412 of the Act, the Trustee shall not otherwise be required to give any bond or other security for the faithful performance of its duties hereunder.

      12.7 TRUSTEE RESIGNATION, REMOVAL OR DEATH AND APPOINTMENT OF SUCCESSOR OR ADDITIONAL TRUSTEE.

      12.7(a) In the event the Trustee or Trustees serving hereunder have been named Trustee by virtue of any office they may hold in connection with their employment by the Plan Sponsor or any other Employer, upon leaving any such office, such Trustee shall at once cease to be a Trustee and shall be discharged from all further duties and responsibilities as Trustee. Upon acceptance in writing of its status as Trustee hereunder by the successor in office of any such Trustee, he shall become a Trustee hereunder.

      12.7(b) The Trustee may resign at any time upon delivering to the Plan Sponsor a written notice of such resignation to take effect not less than sixty
(60) days after the delivery thereof to the Plan Sponsor unless the Plan Sponsor shall accept as adequate a shorter notice. The Trustee may be removed by the Plan Sponsor by mailing notice by registered mail addressed to the Trustee at his last known address, or by delivery of same to the Trustee to take effect not less than sixty (60) days after mailing or delivery of such notification unless notice of a shorter duration shall be accepted as adequate. The Administrator shall be notified by the Plan Sponsor of any such resignation or removal.

      12.7(c) In case of the resignation or removal of a Trustee, such Trustee shall transfer, assign, convey and deliver to the successor or other Trustee the trust estate as it may then be constituted and shall execute all documents necessary for transferring the trust estate.

      12.7(d) The Plan Sponsor shall forthwith appoint a successor Trustee in case of resignation, removal or death of all Trustees appointed and then serving. Any successor Trustee shall qualify as such by executing, acknowledging, and delivering to the Plan Sponsor an instrument accepting such appointment hereunder in such form as may be satisfactory to the Plan Sponsor, which form shall become a part of this Trust document, and thereupon such successor Trustee shall become vested with the rights, powers, discretion, duties and obligation of its predecessor Trustee. The Administrator shall be notified by the Plan Sponsor of any such successor Trustee.

      12.7(e) In the event of the resignation, removal or death of a Trustee, the surviving Trustee shall continue to be a Trustee hereunder.

      12.7(f) The Plan Sponsor may at any time and from time to time appoint one or more additional Trustees. The Administrator shall be notified by the Plan Sponsor of any such additional Trustee.

      12.7(g) The Trustee may, with the written consent of the Plan Sponsor, or shall, at the written direction of the Plan Sponsor, or the Plan Sponsor may by written direction, appoint a bank with trust powers or a trust company (including any Trustee) as a Co-Trustee for the custody and/or investment of all or a portion of the assets of the Fund and enter into a trust agreement with such bank, and thereafter the Trustee shall deliver assets of the Fund to such bank or trust company for such custody and/or investment in accordance with such written consent or direction of the Plan Sponsor. Any such trust agreement shall be attached to the Plan. For purposes hereof and except as otherwise required by
Section 405(b)(2) of the Act with respect to co-fiduciary responsibility and liability:

             (i) The duties and responsibilities with respect to the assets of the Fund held by any Co-Trustee appointed pursuant to this subparagraph shall be allocated solely to such Co-Trustee, and such Co-Trustee shall have no duties or responsibilities with respect to the other assets of the Fund by reason of its appointment pursuant to this subparagraph; and

            (ii) Conversely, any Trustee which is not appointed as such Co-Trustee for such assets of the Fund shall have no duties and responsibilities with respect to the assets of the Fund held by such Co-Trustee pursuant to this subparagraph.

Any appointment of a Co-Trustee pursuant to this subparagraph shall automatically be considered an allocation of duties and responsibilities under paragraph 11.4 without further action being required and it is intended to be an allocation described in Section 405(b)(1) of the Act. The Administrator shall be notified by the Plan Sponsor of any such appointment of a Co-Trustee pursuant to this subparagraph.

      12.8  ESTABLISHMENT OF SEPARATE TRUSTS.

      12.8(a) The Board may establish one or more separate trusts and appoint a bank with trust powers, a trust company or any other person (including any Trustee) as a Separate Trustee and if so provided a separate Custodian for the custody and/or investment of all or a portion of the assets of the Fund and enter into a separate trust agreement with such bank, trust company or other person and the Trustee shall thereafter deliver assets of the Fund to such bank, trust company or other person for such custody and/or investment in accordance with such separate trust agreement and any written directions of the Board.

      12.8(b)   For purposes hereof:

             (i) The duties and responsibilities of the Separate Trustee with respect to the assets of the Fund held pursuant to the Plan shall be allocated solely to such Separate Trustee, and such Separate Trustee shall have no duties or responsibilities with respect to the other assets of the Fund by reason of its appointment pursuant to this subparagraph; and

            (ii) Conversely, any Trustee or Separate Trustee which is not appointed as such Separate Trustee for such assets of the Fund shall have no duties and responsibilities with respect to the assets of the Fund held by such Separate Trustee pursuant to this subparagraph.

           (iii) The provisions of subparagraphs 12.7(a) through (d) apply to the appointment, resignation or removal of Separate Trustees and Custodians as though references to Trustee were references to Separate Trustee and Custodian, respectively.

      12.8(c) Any appointment of a Separate Trustee pursuant to this subparagraph is intended to be an establishment of a separate trust as described in Section 405(b)(3) of the Act. Upon the establishment of such a separate trust, any Trustee currently serving shall automatically become a Separate Trustee in accordance with the provisions of this paragraph.

      12.8(d) Prior to March 31, 1997, there are no Separate Trustees, and First Union National Bank of North Carolina is the sole Trustee. Effective as of March 31, 1997, this Agreement shall be considered a separate trust agreement for the purpose of establishing two separate trusts pursuant to this paragraph, one separate trust to consist of all Fund divisions other than the Company Stock Fund (for which no Custodian is appointed as of March 31, 1997) and the other separate trust to consist of the Company Stock Fund (for which a Custodian is appointed as of March 31, 1997 pursuant to a separate custodial agreement). As of March 31, 1997, First Union National Bank of North Carolina is the Separate Trustee for all Fund divisions other than the Company Stock Fund, Thomas M. Mishoe, Jr. is the Separate Trustee for the Company Stock Fund, and First Union National Bank of North Carolina is the Custodian for the Company Stock Fund.

      12.8(e) The Administrator shall be notified by the Board of any appointment of a Separate Trustee pursuant to this paragraph (other than the Separate Trustees provided for in subparagraph 12.2(d)).

      12.9 AUTOMATIC SUCCESSOR TRUSTEE BY CORPORATE TRANSACTION. If any corporate Trustee at any time shall be merged, or consolidated with, or shall sell or transfer substantially all of its assets and business to another employer, domestic or foreign, or shall be in any manner reorganized or reincorporated, then the resulting or acquiring employer shall be substituted ipso facto for such corporate Trustee without the execution of any instrument and without any action upon the part of the Plan Sponsor, any Participant or Beneficiary, or any other person having or claiming to have an interest in the Fund.


                                  ARTICLE XIII
                               PLAN ADMINISTRATION

      13.1 APPOINTMENT OF PLAN ADMINISTRATOR. The Board may appoint one or more persons to serve as the Plan Administrator (the "Administrator") for the purpose of carrying out the duties specifically imposed on the Administrator by the Plan, the Act and the Code. In the event more than one person is appointed, the persons shall form an administrative committee for the Plan. The person or committeemen serving as Administrator shall serve for indefinite terms at the pleasure of the Board, and may, by thirty (30) days prior written notice to the Board, terminate such appointment. The Board shall inform the Trustee of any such appointment or termination and the Trustee may assume that any person appointed continues in office until notified of any change.

      13.2 PLAN SPONSOR AS PLAN ADMINISTRATOR. In the event that no Administrator is appointed or in office pursuant to paragraph 13.1, the Plan Sponsor shall be the Administrator.

      13.3 COMPENSATION AND EXPENSES. Unless otherwise determined and paid by the Employer (as directed by the Plan Sponsor), the person or committeemen serving as the Administrator shall serve without compensation for service as such. All expenses of the Administrator shall be paid as provided in paragraph 10.2, provided no compensation shall be paid the Administrator from the Fund to the extent prohibited by the Act or the Code.

      13.4 PROCEDURE IF A COMMITTEE. If the Administrator is a committee, it shall appoint from its members a Chairman and a Secretary. The Secretary shall keep records as may be necessary of the acts and resolutions of such committee and be prepared to furnish reports thereof to the Trustee. Except as otherwise provided, all instruments executed on behalf of such committee may be executed by its Chairman or Secretary and the Trustee may assume that such committee, its Chairman or Secretary are the persons who were last designated as such to the Trustee in writing by the Plan Sponsor.

      13.5 ACTION BY MAJORITY VOTE IF A COMMITTEE. If the Administrator is a committee, its action in all matters, questions and decisions shall be determined by a majority vote of its members qualified to act thereon. They may meet informally or take any action without the necessity of meeting as a group.

      13.6 APPOINTMENT OF SUCCESSORS. Upon the death, resignation or removal of a person serving as, or on a committee which is, the Administrator, the Board may, but need not, appoint a successor.

      13.7 ADDITIONAL DUTIES AND RESPONSIBILITIES. The Administrator shall have the following duties and responsibilities in addition to those expressly provided elsewhere in the Plan:

      13.7(a) The Administrator shall be responsible for the fulfillment of all relevant reporting and disclosure requirements set forth in the Act and the Code, including but not limited to the preparation of necessary plan descriptions, summary plan descriptions, annual reports, summary annual reports, employee benefit statements, notice of forfeitability of benefits, notice of special tax treatment (rollover, five-year or ten-year averaging and capital gains) for distributions, and other statements or reports, the distribution thereof to Participants and their Beneficiaries and the filing thereof with the appropriate governmental officials and agencies.

      13.7(b) The Administrator shall maintain and retain necessary records respecting administration of the Plan and matters upon which disclosure is required under the Act and the Code.

      13.7(c) The Administrator shall make any elections for the Plan under the Act or the Code.

      13.7(d) The Administrator shall provide to Participants and Beneficiaries such notices, including but not limited to the notice to interested parties, and information as are required by the Plan, the Act and the Code.

      13.7(e) The Administrator shall make all determinations regarding eligibility for participation in and benefits under the Plan.

      13.7(f) The Administrator shall have the right to settle claims against the Plan and to make such equitable adjustments in a Participant's or Beneficiary's rights or entitlements under the Plan as it deems appropriate in the event an error or omission is discovered or claimed in the operation or administration of the Plan.

      13.8 POWER AND AUTHORITY.

      13.8(a) The Administrator is hereby vested with all the power and authority necessary in order to carry out its duties and responsibilities in connection with the administration of the Plan, including the power to interpret the provisions of the Plan. For such purpose, the Administrator shall have the power to adopt rules and regulations consistent with the terms of the Plan.

      13.8(b) The Administrator shall exercise its power and authority in its discretion. It is intended that a court review of the Administrator's exercise of its power and authority with respect to matters relating to claims for benefits by, and to eligibility for participation in and benefits of, Participants and Beneficiaries shall be made only on an arbitrary and capricious standard.

      13.9 AVAILABILITY OF RECORDS. The Employer and the Trustee shall, at the request of the Administrator, make available necessary records or other information they possess which may be required by the Administrator in order to carry out its duties hereunder.

      13.10 NO ACTION WITH RESPECT TO OWN BENEFIT. No Administrator who is a Participant shall take any part as the Administrator in any discretionary action in connection with his participation as an individual. Such action shall be taken by the remaining Administrator, if any, or otherwise by the Plan Sponsor.

      13.11 LIMITATION ON POWERS AND AUTHORITY. The Administrator shall have no power in any way to modify, alter, add to or subtract from any provisions of the Plan.


                                   ARTICLE XIV
                        AMENDMENT AND TERMINATION OF PLAN

      14.1 AMENDMENT. The Plan may be amended in whole or in part at any time by action of the Board; provided, however, that:

             (i) Except to the extent permitted or required by the Act or the Code, neither the Accrued Benefit (nor any subsidy, early retirement benefit, optional form of payment or any other benefit considered to be an accrued benefit for purposes of Section 411(d)(6)(B) of the Code) of a Participant, nor the percentage thereof which is non-forfeitable, at the time of any such amendment shall be adversely affected thereby.

            (ii) Except to the extent permitted or required by the Act or the Code, no such amendment shall have the effect of revesting in the Employers any part of the Fund prior to the termination of the Plan and the satisfaction of all fixed and contingent liabilities thereunder with respect to Participants and their Beneficiaries.

           (iii) The duties and obligations of the Trustee hereunder shall not be increased nor its compensation decreased without its written consent.

Any such amendment to the Plan shall be in writing and shall be adopted pursuant to action by the Board (including pursuant to any standing authorization for any officer, director or committee to adopt amendments) in accordance with its applicable procedures, including where applicable by majority vote or consent in writing.

      14.2 MERGER, CONSOLIDATION OR TRANSFER OF ASSETS.

      14.2(a) The merger or consolidation of or transfer of assets or liabilities between this Plan and any other plan shall be permitted upon action by the Board or as expressly provided elsewhere in the Plan so long as, immediately after such merger, consolidation or transfer of assets or liabilities, each Participant who is or may become eligible to receive an accrued benefit of any type from this Plan (or whose Beneficiaries may be eligible to receive any such benefit) would, if such surviving or transferee plan was then terminated, be entitled to receive an accrued benefit at least equal to the accrued benefit to which such Participant (and each such Beneficiary) would have been entitled had this Plan terminated immediately prior to such merger, consolidation or transfer of assets or liabilities.

      14.2(b) With the consent of the Plan Sponsor, the Trustee may accept a direct transfer of cash or other property to the Fund on behalf of a Participant from a plan qualified under Section 401 or 403(a) of the Code.

      14.2(c) In the event property is received by the Trustee pursuant to this paragraph, such property shall be valued at its fair market value on the date of receipt by the Trustee in accordance with the method of valuation used for purposes of paragraph 4.6 or as otherwise provided in the merger, consolidation or asset transfer agreement.

      14.2(d) Assets becoming part of the Fund by reason of any such merger, consolidation or transfer of assets or liabilities shall be allocated to the accounts in the Plan as provided in the merger, consolidation or asset transfer agreement or as otherwise provided in the Plan.

      14.3 PLAN PERMANENCE AND TERMINATION. The Employers have established the Plan with the intention and expectation that they will be able to make their contributions indefinitely, but none of the Employers are or shall be under any obligation or liability to any Participant or Employee to continue their contributions or to maintain the Plan for any given length of time, and each may in its sole and absolute discretion discontinue its contributions or otherwise terminate its participation in the Plan at any time without any such liability for such discontinuance or termination.

      14.4 LAPSE IN CONTRIBUTIONS. Failure by any Employer to make contributions to the Fund in any year or years, unless the same shall constitute a complete discontinuance of contributions, or shall be coupled with any other event causing a termination of its participation in the Plan, shall not terminate the Plan or operate to vest the rights of any Participants or to accelerate any payments or distributions to or for the benefit of any Participants or their Beneficiaries.

      14.5 TERMINATION EVENTS.

      14.5(a) The Plan shall terminate in whole or in part as the case may be upon the happening of any of the following events:

             (i) With respect to any Employer, action by its Board terminating the Plan as to it and specifying the date of such termination. Notice of such termination shall be delivered to the Plan Sponsor, Trustee and the Administrator.

            (ii) With respect to any Employer, its adjudication as a bankrupt or its general assignment to or for the benefit of its creditors or its dissolution, unless within sixty (60) days after such event a successor employer shall assume the terms and conditions hereof in writing.

           (iii) With respect to any Employer, its complete discontinuance of contributions.

            (iv) Termination or partial termination of the Plan within the meaning of Section 411(d)(3) of the Code, provided, however, that in the case of a partial termination, paragraphs 14.5 through 14.8 shall only apply to that part of the Plan which is partially terminated.

             (v) With respect to any Employer other than the Plan Sponsor, upon its ceasing to be an Affiliate with respect to the Plan Sponsor.

            (vi) Action by the Board of the Plan Sponsor terminating the Plan as a whole and specifying the date of such termination. Notice of such termination shall be delivered to the Trustee, the Administrator and all Employers.

      14.5(b) For purposes of paragraphs 14.6 through 14.8 hereof, any action by the Board terminating the Plan shall also specify whether the Plan is thereafter to be operated as a "terminated plan" or a "frozen plan".
Such terms are defined as follows:

             (i) A "terminated plan" is one that has been formally terminated, has ceased crediting service for benefit accrual purposes and vesting, and has been or is distributing Plan assets to Participants and Beneficiaries entitled thereto as soon as administratively possible. For purposes hereof, a Plan will be considered a terminated plan when Plan assets are required to be distributed pursuant to paragraph 14.8 hereof.

            (ii) A "frozen plan" is one to which contributions to the Plan have ceased but all Plan assets are not being distributed to Participants or Beneficiaries entitled thereto as soon as administratively possible. For purposes hereof, a Plan will be considered a frozen plan when Plan assets are not required to be distributed pursuant to paragraph 14.8 hereof.

      14.5(c) Termination of the Plan shall mean that:

             (i) Contributions shall cease to be made to the Plan for periods after the effective date of the termination, and

            (ii) Unless otherwise determined by the Board or prohibited by the Act or the Code, any withdrawal, investment direction, or other rights shall cease in the case of a "terminated plan" or shall continue in the case of a "frozen plan", and

           (iii) In the case of a "frozen plan", benefit payments shall be made as provided in ARTICLE VIII and withdrawals and loans shall be permitted as provided in ARTICLE IX prior to its becoming a "terminated plan".

      14.6      TERMINATION ALLOCATIONS AND SEPARATE ACCOUNTS.

      14.6(a) Upon the effective date of the termination or partial termination of the Plan within the meaning of Section 411(d)(3) of the Code, or upon the effective date of the complete discontinuance of contributions to the Plan, the accounts of each affected Participant shall be fully vested.

      14.6(b) Upon the effective date of the termination of the Plan with respect to any Employer, or upon the discontinuance of contributions by it, all or that portion of each Participant's account which is attributable to such Employer's (or its predecessor's) contributions shall be fully vested to the extent, if any, as the Board or the Plan Sponsor shall provide. In addition:

             (i) If so directed by the Plan Sponsor, and as of the effective date of the termination of the Plan with respect to such Employer or the complete discontinuance of contributions by it, or as of any subsequent Valuation Date, the Trustee shall pay out of the Fund or provide for all accrued expenses not otherwise paid, shall value the assets held by the Fund, and shall adjust such accounts, both in the same manner as at the end of the Plan Year.

            (ii) If so directed by the Plan Sponsor, the Trustee shall then hold as separate accounts the portions of each account which have been fully vested under the provisions of this subparagraph.

      14.6(c) Upon the effective date of the termination of the Plan as a whole or the complete discontinuance of all contributions to the Plan, or if so directed by the Plan Sponsor, the partial termination of the Plan, the Trustee shall, subject to the Dollar/25% Limitation of paragraph 4.3, allocate the then unallocated contributions and forfeitures to the accounts of Participants and adjust such accounts in the same manner as at the end of the Plan Year and shall thereafter hold such accounts of all Participants as separate accounts hereunder. Thereafter, and after all fixed and contingent liabilities of the Fund to Participants and their Beneficiaries have been satisfied, any remaining assets of the Fund held in such account pursuant to paragraph 4.5 hereof shall be distributed to the Employer in such manner and in such proportions as the Plan Sponsor may determine.

      14.6(d) To the extent a Participant's Matching and Profit Sharing Active Accounts becomes fully vested pursuant to this paragraph, it shall be transferred to his Matching and Profit Sharing Non-forfeitable Accounts.

      14.7 HOLDING OF SEPARATE ACCOUNTS.

      14.7(a) Upon termination of the Plan with respect to any Employer caused solely by a complete discontinuance of its contributions, by a partial termination of the Plan and/or by action of its Board or the Board, the Trustee shall continue to administer any separate accounts established in accordance with paragraph 14.6 as a part of the Fund in accordance with the provisions of the Plan for the sole benefit of the then Participants and Beneficiaries then receiving benefits, and any future Beneficiaries entitled to receive benefits hereunder with respect to such separate accounts.

      14.7(b) In administering such separate accounts the Trustee shall have the powers and duties imposed upon it under the Plan provided that under no circumstances shall all or any portion of the separate accounts of any Participant held under this paragraph, as from time to time adjusted to reflect the profits, losses and expenses of the Fund, be subject to any forfeiture or inure to the benefit of any person other than such Participant or his Beneficiary.

      14.8 DISTRIBUTION OF SEPARATE ACCOUNTS AFTER TERMINATION. Notwithstanding the other provisions of this ARTICLE XIV, but subject to the applicable provisions of clause (i)(B) of subparagraph 8.1(a) in the event that the Employer maintains another defined contribution plan other than an employee stock ownership plan (as defined in Section 4975(e)(7) of the Code), the Trustee shall forthwith distribute or pay the respective separate accounts in the Fund to the Participants who are not Transferor Plan Participants or their Beneficiaries entitled thereto, in cash or in assets valued as hereinbefore provided, in a Lump Sum Payment and to Transferor Plan Participants and their Beneficiaries entitled thereto either in the form of a Lump Sum Payment, in cash or in assets valued as hereinbefore provided, or in the form of an annuity contract or policy upon the happening of any of the following events which occur on or after or result in the termination of the Plan:

             (i) Delivery to the Trustee of a notice executed on behalf of the Plan Sponsor by authority of the Board directing that such distribution or payment be made.

            (ii) Adjudication of the Plan Sponsor as a bankrupt or general assignment by the Plan Sponsor to or for the benefit of creditors or dissolution of the Plan Sponsor, unless, within sixty (60) days after such event, either a successor or other employer shall assume the terms and conditions hereof in writing, or the Trustee (or a successor Trustee appointed within such sixty (60) day period) shall agree to continue to hold and administer the Fund as provided herein and additionally, unless otherwise agreed with or directed by the Plan Sponsor, to assume all the powers and duties imposed upon the Named Fiduciaries under the Plan. In assuming such powers and duties, the Trustee (or any successor Trustee) shall be vested with all authority granted by the Plan without any limitation imposed upon such authority by the Plan except the requirement that its actions shall be governed by the other provisions of the Plan and by the Act and the Code. If the Trustee (or any successor Trustee) shall so agree to continue the trust, all expenses of the Plan and the Fund and reasonable compensation to the Trustee (or any successor Trustee) and any successor shall be paid from the Fund. In the event of the death, resignation or removal of the Trustee (or any successor Trustee) who shall have so agreed to continue the trust, a court of competent jurisdiction over the Fund shall appoint a successor or the respective account balances in the Fund shall forthwith be distributed as hereinabove provided at the direction of such court.

      14.9 EFFECT OF EMPLOYER MERGER, CONSOLIDATION OR LIQUIDATION. Notwithstanding the foregoing provisions of the ARTICLE XIV, the merger or liquidation of any Employer into any other Employer or the consolidation of two
(2) or more of the Employers shall not cause the Plan to terminate with respect to the merging, liquidating or consolidating Employers, provided that the Plan has been adopted or is continued by and has not terminated with respect to the surviving or continuing Employer.

                                   ARTICLE XV
                        MATTERS RELATING TO COMPANY STOCK

      15.1 VOTING DIRECTIONS.

      15.1(a) Voting rights with respect to Company Stock (and any other securities of the Employer) held in any Fund division and allocated to Participants' accounts as of the applicable record date shall be passed through to Participants (or if deceased, to their Beneficiaries). When so required to be passed through, such rights which are not so exercised shall not be exercised by the Trustee.

      15.1(b) In addition to the required pass-through of voting rights under subparagraph 15.1(a), when and then to the extent and in the manner directed by the Board:

            (i) Any voting rights with respect to Company Stock (or other securities of the Employer) which are not required to be passed through may be passed through to Participants (or if deceased, to their Beneficiaries),

           (ii) Any decision by a holder of Company Stock (or such other securities) to accept or reject a tender offer for Company Stock (or such other securities) may be treated as voting rights with respect to Company Stock (or such other securities) and passed through to Participants (or if deceased, to their Beneficiaries), and/or

          (iii) Voting rights with respect to unallocated Company Stock (and such other securities) may be passed through to Participants (or if deceased, to their Beneficiaries).

For purposes hereof, a "tender offer" is intended to include any acquisition proposal which does not require voting rights with respect to Company Stock (or such other securities) to be exercised.

      15.1(c) Whenever voting rights of Company Stock (or any other securities of the Employer) are passed through to Participants under subparagraph 15.1(a) or (b), each Participant (or if deceased, his Beneficiary) shall have the right to direct the manner in which such Company Stock (or other securities) is to be voted pursuant to clause (i) hereof or to actually or by attorney vote such Company Stock (or other securities) pursuant to clause (ii) hereof as determined by the Administrator. Within a reasonable time before such voting rights are to be exercised, the Administrator shall notify each Participant (or if deceased, his Beneficiary) of the occasion for the exercise of such rights and shall cause to be sent to each such Participant (or if deceased, his Beneficiary entitled to benefits hereunder) all information that the Employer or tender offeror, as the case may be, distributes to shareholders (or security holders) regarding the exercise of such rights.

            (i) Unless otherwise determined pursuant to clause (ii) of this subparagraph, any direction made pursuant to this paragraph shall be made in writing on a form provided by the Administrator, executed by the Participant (or if deceased, his Beneficiary), and delivered to the Administrator by 5:00 p.m. of the second day preceding (or such other period as the Administrator may establish) the date such voting rights are to be exercised. The Administrator shall then forthwith deliver such direction to the Trustee. To the extent permitted by law, the Trustee shall exercise such rights as directed and, except in the case of voting rights or a tender offer described in subparagraph 15.1(b) unless also directed by the Administrator, shall not exercise such rights which are not so directed.

           (ii) Notwithstanding the foregoing, the Administrator may alternatively direct the Trustee to execute and give each Participant (or if deceased, his Beneficiary) a power of attorney with respect to such Company Stock (or other securities), and the Participant (or if deceased, his Beneficiary) may then vote such Company Stock (or other securities) directly or through his attorney. If the Administrator determines to pass through voting rights pursuant to this clause (ii), such Company Stock (or other securities) which is not voted by Participants (or if deceased, their Beneficiaries) shall not be voted.

      15.1(d) To the extent that the voting rights of Company Stock (or other securities of the Employer) or the decision to accept or reject a tender offer for Company Stock (or other securities of the Employer) held in the Fund are not passed through to Participants and are not prohibited from being voted under subparagraph 15.1(a), either:

            (i) The Administrator shall direct the Trustee in writing as to the manner, if any, in which such voting rights shall be exercised and as to the acceptance or rejection of such tender offer in whole or in part, provided such direction is delivered to the Trustee prior to the time such voting rights are to be exercised or such tender offer is to be accepted or rejected, and the Trustee shall exercise such rights as directed, or

           (ii) The Administrator's duly authorized representative may exercise such rights in person or by proxy, or

          (iii) The Administrator shall inform the Trustee that neither the Administrator nor its authorized representative will exercise its rights hereunder and that the Trustee should exercise such rights in its discretion.

Such direction may include, but shall not be limited to, an instruction to vote such Company Stock (or such other securities) or to accept or reject such tender offer based on the manner in which such rights with respect to a majority (or some other specified percentage or fraction) of shares of Company Stock (or shares or interests in such other securities) with respect to which such voting or tender acceptance or rejection rights are passed through to Participants are exercised.

      15.1(e) If the Trustee or Administrator is prevented by law from, or does or may have a conflict of interest in, exercising any voting rights of Company Stock (or other securities of the Employer) in accordance with the applicable provisions of the Plan or making directions or other determinations pursuant to this paragraph, or if the Plan Sponsor deems it appropriate for any reason, the Plan Sponsor shall appoint a Co-Trustee (sometimes referred to as the "Voting Co-Trustee") in lieu of the Trustee or Administrator for the purpose of exercising such voting rights in accordance herewith or making directions or other determinations pursuant to this paragraph and such appointment shall be terminable at will by the Plan Sponsor.

      15.2 ACQUISITIONS AND DISPOSITIONS OF COMPANY STOCK.

      15.2(a) Purchases of Company Stock for the Company Stock Fund may be made on the open market or from the Plan Sponsor (if the Plan Sponsor consents) as determined by the Trustee from time to time or as directed by the Plan Sponsor.

      15.2(b) The Named Fiduciaries under the Plan are hereby specifically authorized, pursuant to and in accordance with Section 408(e) of the Act to acquire from or sell to any "party in interest" as defined in Section 3(14) of the Act any stock or securities of the Employer which constitutes "qualifying employer securities" as defined in Section 407(d)(5) of the Act if such acquisition or sale is for adequate consideration (or in the case of the acquisition by the Plan, at a price not less favorable to the Plan than the fair market value of such securities at the time of acquisition) and if no commission is charged the Plan with respect thereto. The Board and the Plan Sponsor are each authorized to determine on behalf of the Plan and the Fund what is adequate consideration. Unless otherwise determined, the closing sale price per share of Company Stock as reported in The Wall Street Journal or other authoritative sources for the day on which a purchase or sale is to take place shall be adequate consideration with respect to Company Stock if Company Stock is considered readily tradable on an established market. If such price is not supplied by The Wall Street Journal or other authoritative sources, then the price per share will be determined pursuant to the valuation method or procedure determined by the Board or the Plan Sponsor in good faith.

      15.3 SALES PROHIBITED IF REGISTRATION OR QUALIFICATION REQUIRED. In no event shall any acquisition or sale of Company Stock pursuant to the Plan be consummated if in the opinion of counsel for the Plan Sponsor such acquisition or sale could result in the loss by the Employer or the Plan of its exemption from applicable registration and/or qualification requirements of federal or state securities laws. The foregoing sentence shall, however, be inapplicable if and to the extent such acquisition or sale is required to preserve the qualification of the Plan under Section 401 or, to the extent applicable, 409 of the Code or to the extent such acquisition or sale is directed in writing by the Administrator. In the event an acquisition or disposition of Company Stock is made as provided in this paragraph under circumstances which require the registration and/or qualification of the Company Stock under applicable federal or state securities laws, then the Plan Sponsor, at the expense of the Employer, shall take or cause to be taken any and all actions as may be necessary or appropriate to effect such registration or qualification.

      15.4 LIMITATION ON INSIDERS' INTERESTS IN COMPANY STOCK. Notwithstanding anything in the Plan to the contrary, but subject to any applicable qualification requirements under Section 401 and, to the extent applicable, 409 of the Code, the Board shall have authority to adopt and implement administrative rules and regulations relating to the investment of the assets held in the accounts of Participants who are insiders (within the meaning of Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and the rules thereunder), including, without limitation, such rules and regulations as may the Administrator or Plan Sponsor deems necessary or appropriate in order for insiders' participation in the Plan to satisfy the conditions of Rule 16b-3, as amended (or any successor or similar rule), under the 1934 Act.

      15.5 NO GUARANTEE OF VALUES. Neither the Employer nor the Named Fiduciaries guarantee that the fair market value of the Company Stock when it is distributed will be equal to its purchase price or that the total amount distributable under the Plan will be equal to or greater than the amount of contributions and direct transfers allocated to any Participant. Each Participant assumes all risk of any decrease in the market value of the Company Stock and other assets allocated to his accounts in accordance with the provisions of the Plan.

      15.6 LEGEND REGARDING SECURITIES LAWS RESTRICTION ON SALE OR TRANSFER. Each certificate for shares of Company Stock distributed from the Plan which is subject to a restriction on sale or transfer by reason of any applicable federal or state securities laws shall bear an appropriate legend giving notice of such restrictions.

      15.7 CONFIDENTIALITY OF PARTICIPANT DIRECTIONS REGARDING AND HOLDINGS OF COMPANY STOCK.

      15.7(a) The Administrator shall maintain confidentially with respect to Participant directions to invest or cease investment in the Company Stock Fund, Participants' interests in the Company Stock Fund and Participant directions regarding the exercise of voting, tender and similar rights for Company Stock as is intended under Section 404(c) of the Act. The Administrator's procedures for confidentiality shall include the collection of investment direction information by the Administrator (or its delegate) and the collection of voting instructions by the Plan Administrator (or its delegate), followed by delivery of voting instructions to the Trustee. Information regarding investment directions and voting instructions shall be retained by the Administrator, as required by the Act and other applicable laws, but will not be disclosed to management of the Plan Sponsor or any other Employer or Affiliate except to the extent required by securities or other applicable laws which are not pre-empted by the Act.

      15.7(b) The Plan fiduciary responsible for monitoring compliance with the confidentiality procedures of this paragraph is the Director of Human Resources of the Plan Sponsor.

      15.7(c) The Plan fiduciary responsible for monitoring compliance with the confidentiality procedures of this paragraph shall appoint an independent fiduciary for the Plan to carry out certain activities with respect to Company Stock for any matters (such as tender offers, exchange offers and contested Board elections) for which he believes appropriate in order to ensure confidentially.

                                   ARTICLE XVI
                                  MISCELLANEOUS

      16.1 HEADINGS. The headings in the Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provisions hereof.

      16.2 GENDER AND NUMBER. In the construction of the Plan, the masculine shall include the feminine or neuter and the singular shall include the plural and vice-versa in all cases where such meanings would be appropriate.

      16.3 GOVERNING LAW. The Plan and the Fund created hereunder shall be construed, enforced and administered in accordance with the laws of the Commonwealth of Virginia, and any federal law pre-empting the same. Unless federal law specifically addresses the issue, federal law shall not pre-empt applicable state law preventing an individual or person claiming through him from acquiring property or receiving benefits as a result of the death of a decedent where such individual caused the death.

      16.4 EMPLOYMENT RIGHTS. Participation in the Plan shall not give any employee the right to be retained in the Employer's employ nor, upon dismissal or upon his voluntary termination of employment, to have any right or interest in the Fund other than as herein provided.

      16.5 CONCLUSIVENESS OF EMPLOYER RECORDS. The records of the Employer with respect to age, service, employment history, compensation, absences, illnesses and all other relevant matters shall be conclusive for purposes of the administration of the Plan.

      16.6 RIGHT TO REQUIRE INFORMATION AND RELIANCE THEREON. The Employer, Administrator and Trustee shall have the right to require any Participant, Beneficiary or other person receiving benefit payments to provide it with such information, in writing, and in such form as it may deem necessary to the administration of the Plan and may rely thereon in carrying out its duties hereunder. Any payment to or on behalf of a Participant or Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by a Participant or any other person to whom such payment is made shall be in full satisfaction of all claims by such Participant and his Beneficiary; and any payment to or on behalf of a Beneficiary in accordance with the provisions of the Plan in good faith reliance upon any such written information provided by such Beneficiary or any other person to whom such payment is made shall be in full satisfaction of all claims by such Beneficiary.

      16.7 ALIENATION AND ASSIGNMENT.

      16.7(a) Except as otherwise permitted by the Act and the Code and as expressly permitted by the Plan or the Administrator, no benefit hereunder shall be subject in any manner to alienation, sale, anticipation, transfer, assignment, pledge, encumbrance, garnishment, attachment, execution or levy of any kind.

      16.7(b) As provided in the Act and the Code, this prohibition shall not apply to any QDRO entered on or after January 1, 1985, and the Administrator shall have all rights granted thereunder in determining the existence of such an order, in establishing and following procedures therefor and in complying with any such order. The Administrator shall treat any domestic relations order entered before January 1, 1985 as a QDRO entered on January 1, 1985 if the Plan is paying benefits pursuant to such order on January 1, 1985 or if the Administrator in its discretion deems such treatment warranted. On a uniform and non-discriminatory basis, the Administrator may determine that any special charge, fee or expense in reviewing the status of a domestic relations order and in otherwise administering the Plan in connection therewith be charged directly to the account of the Participant with respect to whom the order is issued.

      16.7(c) As provided in the Act and the Code, this prohibition shall not apply to any Participant loan which meets the requirements of subparagraph 9.8(a).

      16.8 NOTICES AND ELECTIONS.

      16.8(a) Except as provided in subparagraph 16.8(b), all notices required to be given in writing and all elections, consents, applications and the like required to be made in writing, under any provision of the Plan, shall be invalid unless made on such forms as may be provided or approved by the Administrator and, in the case of a notice, election, consent or application by a Participant or Beneficiary, unless executed by the Participant or Beneficiary giving such notice or making such election, consent or application.

      16.8(b) Subject to limitations under applicable provisions of the Code or the Act (such as the requirement that spousal consent be in writing), the Administrator is authorized in its discretion to accept other means for receipt of effective notices, elections, consent and/or application by Participants and/or Beneficiaries, including but not limited to interactive voice systems, on such basis and for such purposes as it determines from time to time.

      16.9 DELEGATION OF AUTHORITY. Whenever the Plan Sponsor or any Employer is permitted or required to perform any act, such act may be performed by its Chief Executive Officer, its President, its Vice President and Treasurer, or its Board of Directors or by any person duly authorized by any of the foregoing.

      16.10 SERVICE OF PROCESS. The Administrator, as well as the Trustee, shall be the agent for service of process on the Plan.

      16.11 CONSTRUCTION. This Plan is created for the exclusive benefit of Employees of the Employer and their Beneficiaries and shall be interpreted and administered in a non-discriminatory manner consistent with its being an employees' profit sharing plan and trust and a defined contribution plan as defined in Sections 401(a) and 414(i), of the Code, respectively, with a cash or deferred arrangement described in 401(k) of the Code.


                                  ARTICLE XVII
                              ADOPTION OF THE PLAN

      17.1 RESTATED ADOPTION AND FAILURE TO OBTAIN QUALIFICATION. If the Internal Revenue Service determines that this Restatement of the Plan does not qualify initially under Section 401 of the Code, the Plan as restated herein shall have no force and effect, unless the same shall be further amended in order to so qualify.

      17.2 ADOPTION BY ADDITIONAL EMPLOYERS. Any employer which is an Affiliate and which, with the consent of the Board, desires to adopt the Plan, may do so by executing the Plan or an adoption agreement in a form authorized and approved by such employer's Board of Directors and the Board. In the event that such Affiliate has established and has been maintaining a profit sharing or money purchase pension plan for the benefit of its employees which qualifies under
Section 401 or 404(a)(2) of the Code, an adoption or other agreement may provide, subject to the requirements of paragraph 14.2, that such plan is amended and restated by the provisions of this Plan (such prior plan being deemed a predecessor plan to this Plan) or that such plan is to be merged or consolidated with this Plan; and, in such event, the assets of such plan shall be paid over to the Trustee to be administered as a part of the Fund pursuant to the provisions of this Plan.


      IN WITNESS WHEREOF, the Plan Sponsor, for itself and for each Employer, pursuant to the resolution duly adopted by its Board of Directors, has caused its name to be signed to this Plan and Trust Agreement by its duly authorized officer with its corporate seal hereunto affixed and attested by its Secretary or Assistant Secretary, and each Trustee and the Custodian have caused their names to be signed to this Plan and Trust Agreement, as of the ______ day of April, 1997.

                                   ESKIMO PIE CORPORATION,
                                   Plan Sponsor and participating Employer



                                   By: __________________________________ (SEAL)
                                      Its _______________________________


Attest:


________________________________
  Its __________________________


                                   FIRST UNION NATIONAL BANK OF
                                   NORTH CAROLINA, Separate
                                   Trustee for all Fund divisions
                                   other than the Company Stock
                                   Fund and Custodian for the
                                   Company Stock Fund



                                   By:  __________________________________(SEAL)
                                      Its_________________________________


Attest:


________________________________
  Its __________________________



                                   ______________________________________ (SEAL)
                                     THOMAS M. MISHOE, JR.,
                                     Separate Trustee for the Company Stock Fund

                  ESKIMO PIE CORPORATION SAVINGS PLAN AND TRUST
                                   APPENDIX A
                        DETERMINATION OF HOURS OF SERVICE


      A-1.1 INTRODUCTION. Hours of Service shall be credited to Employees for purposes of the Plan as provided in this Appendix.

      A-1.2 PAID HOURS FOR THE PERFORMANCE OF DUTIES. An Employee shall be credited with one Hour of Service for each hour for which he is paid by the Employer, or entitled to payment, for the performance of duties for the Employer, including each hour for which credit has not theretofore been given and for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer. Such Hours of Service shall be credited to the individual for the period in which the duties are actually performed.

      A-1.3 PAID HOURS WHERE NO PERFORMANCE OF DUTIES REQUIRED. An Employee shall also be credited with up to and including five hundred and one (501) Hours of Service for any single continuous period during which no duties are performed due to vacation, holiday, sickness, incapacity, disability, layoff, jury duty, military duty or leave of absence and on account of which he is directly or indirectly paid, or entitled to payment, by the Employer (other than under a plan maintained solely for the purpose of complying with applicable workmen's compensation or unemployment compensation or disability insurance laws or other than solely as reimbursement for medical or medically related expenses incurred by the individual), including hours for any such period for which credit has not theretofore been given and for which back pay, irrespective of mitigation of damages, has either been awarded or agreed to by the Employer, all determined as provided below. Such Hours of Service shall be credited in accordance with the following rules.

             (i) The number of Hours of Service to be credited for a payment calculated on the basis of units of time (such as hours, days, weeks or months) shall be the number of regularly scheduled working hours included in the unit of time on the basis of which the payment is calculated; provided, however, that if an Employee has no regular working schedule, the number of Hours of Service to be credited to the Employee shall be calculated, as determined by the Administrator, on the basis of a forty
      (40) hour workweek, an eight (8) hour workday, or on any reasonable basis which reflects the average hours worked by the Employee, or by other Employees in the same job classification, over a representative period of time, provided that the basis so used is consistently applied. Such Hours of Service shall be credited to the year or years in which the period during which no duties are performed occurred.

            (ii) The number of Hours of Service to be credited for a payment which is not calculated on the basis of units of time shall be the number determined by dividing the amount of the payment by the Employee's most recent "hourly rate of compensation" before the period for which the payment is made. An Employee's "hourly rate of compensation" is:

                    (A) In the case of an Employee whose compensation is
               determined on the basis of an hourly rate, his hourly rate of compensation;

                    (B) In the case of an Employee whose compensation is
               determined on the basis of a fixed rate for specified periods of time (other than hours), his rate of compensation for the specified period of time divided by the number of hours regularly scheduled during such specified period of time; provided, however, that the Employee has no regular work schedule, the "hourly rate of compensation" of the Employee shall be calculated, as determined by the Administrator, on the basis of a forty (40) hour workweek, an eight (8) hour workday, or on any reasonable basis which reflects the average hours worked by the Employee, or by other Employees in the same job classification, over a representative period of time, provided that the basis so used is consistently applied; or

                    (C) In the case of all other Employees, the lowest hourly
               rate of compensation paid to Employees in the same job classification or, if none have an hourly rate, the minimum wage as established from time to time under Section 6(a)(1) of the Fair Labor Standards Act of 1938, as amended.

      Such Hours of Service shall be credited to the year in which the period during which no duties are performed occurs, or, if more than one year is involved, such Hours of Service shall be allocated between the first two such years on any reasonable and consistently applied basis determined by the Administrator.

           (iii) Notwithstanding the provisions of clauses (i) and (ii) of this paragraph, such Hours of Service shall not be credited in a number greater than the number of hours regularly scheduled for performance of duties during the period for which the payment is made; provided, however, that if the Employee has no regular work schedule, the number of regularly scheduled hours for the Employee for purposes of the provisions of this clause (iii) shall be deemed to be, as determined by the Administrator, forty (40) hours per workweek, eight (8) hours per workday, or such number as reflects the average hours worked by the Employee, or by other Employees in the same job classification, over a representative period of time, provided such number used is consistently applied.

      A-1.4 PERIODS OVERLAPPING A YEAR. Notwithstanding the year to which Hours of Service are required to be credited under the foregoing, in the case of Hours of Service to be credited in connection with a period of no more than thirty-one
(31) days which overlaps two years, all such Hours of Service may be credited to the first or second such year, if done consistently and as directed by the Administrator.

      A-1.5 ABSENCES DUE TO PREGNANCY, CHILDBIRTH, ADOPTION AND RELATED CHILD CARE. Solely for purposes of determining whether an Employee is credited with a Year of Broken Service for purposes of determining his eligibility to participate in the Plan or his vested interest in his Accrued Benefit, if the Employee is absent from work with the Employer for any period beginning on or after the first day of the first Plan Year commencing after December 31, 1984:

             (i) By reason of the pregnancy of the Employee,

            (ii) By reason of the birth of a child of the Employee,

           (iii) By reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or

            (iv) For purposes of caring for such child for a period beginning immediately after such birth or placement,

then the Employee shall be credited with that number of Hours of Service which would normally have been credited to the Employee during such absence but for such absence or, if the Employee's otherwise credited Hours of Service cannot be readily determined, with eight (8) Hours of Service per day of such absence, except that the total number of Hours of Service so credited shall not exceed that number needed to avoid incurring a Year of Broken Service. Such Hours of Service shall be credited either for the applicable year in which the absence from work begins, if the Employee would be prevented from receiving a Year of Broken Service for such year solely because such periods of absence are treated as Hours of Service as provided in this subparagraph, or in the immediately following year, in any other case. Notwithstanding the foregoing, no credit for Hours of Service shall be given under this subparagraph unless the Employee furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for one of the foregoing reasons or purpose and the number of days for which there was such an absence.

      A-1.6 ABSENCES FOR LEAVE UNDER THE FAMILY AND MEDICAL LEAVE ACT. Solely for purposes of determining whether an Employee is credited with a Year of Broken Service (but only when Years of Broken Service are determined on the basis of Hours of Service) for purposes of determining his eligibility to participate in the Plan or his vested interest in his Accrued Benefit, if the Employee is absent from work with the Employer for any period after August 4, 1993 for family or medical leave required to be granted under the Family and Medical Leave Act, then the Employee shall be credited with that number of Hours of Service which would normally have been credited to the Employee during such absence but for such absence or, if the Employee's otherwise credited Hours of Service cannot be readily determined, with eight (8) Hours of Service per day of such absence, except that the total number of Hours of Service so credited shall not exceed that number needed to avoid incurring a Year of Broken Service. Such Hours of Service shall be credited for the applicable year(s) in which the absence from work occurs. Notwithstanding the foregoing, no credit for Hours of Service shall be given under this subparagraph unless the Employee complies with the leave procedures required under the Employer's leave policies and the Family and Medical Leave Act.

      A-1.7 QUALIFIED MILITARY SERVICE. Effective December 12, 1994, service shall be granted for periods of Qualified Military Service as provided in paragraph 4.10 of the Plan. Unless otherwise required under Section 414(u) of the Code or USERRA, the affected Employee shall be credited with that number of Hours of Service which would normally have been credited to the Employee during such absence but for such absence or, if the Employee's otherwise credited Hours of Service cannot be readily determined, with eight (8) Hours of Service per day of such absence. Such Hours of Service shall be credited for the applicable year(s) in which the Qualified Military Service occurs. Notwithstanding the foregoing, no credit for Hours of Service shall be given under this subparagraph unless the Employee complies with the any notice and restoration right procedures required, or permitted to be required and adopted by the Employer, under Section 414(u) of the Code or USERRA.

      A-1.8 NO DUPLICATION OF HOURS CREDITED OR CONFLICT WITH FEDERAL LAW. Nothing contained in this Appendix shall be construed to require or permit any duplication in the crediting of Hours of Service or to alter, amend, modify, invalidate, impair or supersede any law of the United States or any valid rule or regulation issued under any such law so as to deny an Employee credit for an Hour of Service where such credit is required by federal law other than the Act, including but not limited to credit required to be given for periods of time in which no duties are performed due to military duty or service in the United States Armed Forces, provided that the Employee enters such service directly from the employ of the Employer and returns to active employment with the Employer within the period prescribed by applicable law. Hours of Service before any year commencing after September 2, 1974 may be determined or reasonably estimated with such records as are available to the Employer.

                  ESKIMO PIE CORPORATION SAVINGS PLAN AND TRUST
                                   APPENDIX B
                     DETERMINATION OF TOP HEAVY PLAN STATUS


      B-1.1 INTRODUCTION. The Plan will be a Top Heavy Plan for any Plan Year beginning after December 31, 1983 if the sum of the present values of the cumulative accrued benefits of Key Employees under the Plan, and the present values of the cumulative accrued benefits of Key Employees under all plans aggregated with it, exceeds sixty percent (60%) of the aggregate of the present value of the cumulative Accrued Benefits under the Plan and accrued benefits under such plan(s) at the applicable determination date. For purposes hereof, aggregation, accrued benefits (including Accrued Benefits) taken into account, the determination date and all other standards and criteria for determining top-heaviness under this Plan and such other plan(s) shall be determined under
Section 416 of the Code. Subject to the foregoing, the determination of Top Heavy Plan status shall be made each Plan Year in accordance with the rules and definitions contained in this Appendix.

      B-1.2 DETERMINATION DATE. The determination date with respect to a plan means the last day of its preceding plan year or, in the case of the first plan year of a plan, the last day of such first plan year.

      B-1.3 VALUE OF ACCRUED BENEFITS.

      B-1.3(a) The value of an accrued benefit at a determination date is the value thereof at the most recent valuation date occurring within the twelve (12) month period ending on the determination date, plus, in the case of a defined contribution plan, an appropriate adjustment for contributions made or due thereafter and on or before the determination date.

      B-1.3(b) If the plan is a defined benefit plan, the present value of accrued benefits thereunder shall be determined on the basis of the actuarial assumptions stated in such plan for such purpose or, if none are stated, on the basis of the applicable actuarial equivalent benefit payment factors of such plan, in any case taking into account post-retirement mortality, interest, non-proportional subsidies (the benefits of which are assumed to commence at the age when the benefit is most valuable), pre-retirement mortality and future increases in cost of living, but not taking into account proportional subsidies, future withdrawals or salary increases, future increases in the maximum dollar limitation of Section 415 of the Code, and benefits not relating to retirement.

      B-1.3(c) If the plan is a defined contribution plan, the value of an accrued benefit shall be determined as follows:

             (i) An individual's account balance in a plan not subject to
      Section 412 of the Code is the sum of his actual account balance on the applicable valuation date and all contributions actually made after the applicable valuation date but on or before the determination date; provided, however, for such a plan's first plan year, the amount determined in the preceding sentence shall be added to the amount of any contributions made after the determination date that are allocated as of a date in that first plan year.

            (ii) An individual's account balance in a defined contribution plan that is subject to Section 412 of the Code is the sum of his account balance on the applicable valuation date, all contributions due as of the determination date (that is, contributions that would be allocated as of a date not later than the determination date, even though those amount are not yet required to be contributed), and, for the plan year that contains the determination date, all amounts actually contributed (or due to be contributed) after the extended payment period in Section 412(c)(10) of the Code.

      B-1.3(d) The accrued benefit of a Non-Key Employee shall be determined (i) under the method which is uniformly used for accrual purposes for all plans of the Employer or (ii) if there is no method described in clause (i), as if such benefit accrued not more rapidly than the slowest applicable accrual rate permitted under the fractional rule of Section 411(b)(1)(C) of the Code.

      B-1.4 ACCRUED BENEFITS EXCLUDED FROM DETERMINATION. In determining the value of accrued benefits, there shall be excluded:

             (i) Any rollover contribution or plan-to-plan transfer initiated by the participant and made after December 31, 1983 so long as the rollover contribution or transfer was not derived from a plan maintained by the Employer,

            (ii) Any accumulated deductible employee contributions,

           (iii) The accrued benefit of any individual who was a Key Employee for a prior plan year but who is no longer a Key Employee, and

            (iv) For plan years beginning after December 31, 1984, the accrued benefit of any individual who has not performed service for any Employer maintaining the plan at any time during the five (5) plan year period ending on the determination date.

      B-1.5 DISTRIBUTIONS AND TRANSFERS TAKEN INTO ACCOUNT IN DETERMINATION. In determining the value of accrued benefits, there shall be included any distributions made under the plan at any time during the five (5) plan year period ending on the determination date:

             (i) Including distributions from any terminated plan which if it had not been terminated would have been required to be aggregated with this Plan under clause (i) or (ii) of subparagraph 1.6(b) of this Appendix, but

            (ii) Excluding:

                    (A) Distributions made on account of death, to the extent
               the benefits do not exceed the present value of accrued benefits existing immediately prior to death (in the case of a defined contribution plan, a distribution made on account of death is the participant's accrued account balance (including the cash value of life insurance policies)), and

                    (B) Distributions and plan-to-plan transfers which are
               rolled over into a plan maintained by the Employer or initiated by the participant.

      B-1.6 AGGREGATION OF PLANS.

      B-1.6(a) When aggregating plans, the value of accrued benefits shall be calculated with reference to the determination dates of such aggregated plans that fall within the same calendar year. When aggregating defined benefit plans the same actuarial assumptions shall be used with respect to all such plans and, if the stated assumptions of such plans are not the same, the plan sponsor(s) of such plans shall select and agree on one plan's assumptions.

      B-1.6(b) The plans to be aggregated with this Plan for purposes hereof for a plan year are:

             (i) Each other plan (whether or not terminated) intended to meet the applicable requirements of Section 401(a)(10)(B) of the Code and maintained by the Employer and each simplified employee pension plan (whether or not terminated) maintained by the Employer in which a Key Employee participates for the plan year containing the determination date with respect to such plan year or for any of the preceding four (4) plan years,

            (ii) Each other qualified or simplified employee pension plan (whether or not terminated) maintained by the Employer which, during the applicable five (5) plan year period described in clause (i) of this subparagraph, enables any such plan described in clause (i) of this subparagraph to meet the requirements of Section 401(a)(4) or 410 of the Code, and

           (iii) Solely in the discretion of the Plan Sponsor, any additional qualified or simplified employee pension plan(s) (whether or not terminated) maintained by the Employer if the plans described in clauses
      (i) and (ii) of this subparagraph would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code with such plan(s) being included in the aggregation group.

                  ESKIMO PIE CORPORATION SAVINGS PLAN AND TRUST
                                   APPENDIX C
                         LIST OF PARTICIPATING EMPLOYERS
                             (AS OF JANUARY 1, 1997)


                                           TYPE AND                EFFECTIVE DATE          EFFECTIVE DATE
                                           PLACE OF                OF COMMENCEMENT         OF TERMINATION
NAME OF EMPLOYER                         ORGANIZATION             OF PARTICIPATION        OF PARTICIPATION
-----------------                        ------------             ----------------        -----------------


Eskimo Pie Corporation               Virginia corporation           April 6, 1992               ----

Eskimo, Inc.                         Virginia corporation         February 1, 1997              ----

Sugar Creek Foods, Inc.              Virginia corporation         February 1, 1997              ----

                  ESKIMO PIE CORPORATION SAVINGS PLAN AND TRUST
                                   APPENDIX D
RULES PERTAINING TO LIMITATIONS ON AFTER-TAX, PRE-TAX AND MATCHING CONTRIBUTIONS


      D-1.1 LIMITATION ON PRE-TAX CONTRIBUTIONS.

      D-1.1(a) The aggregate amount of a Participant's Pre-Tax Contributions made to the Plan for a Plan Year shall not exceed the applicable limits thereon specified in this paragraph and elsewhere in the Plan.

      D-1.1(b) Notwithstanding anything in the Plan to the contrary, the aggregate Pre-Tax Contributions and other Elective Deferrals made by a Participant for any calendar year may not exceed the Elective Deferral Dollar Limitation.

             (i) In no event shall the aggregate Elective Deferrals made by any Employee for any calendar year to this Plan and any other plan maintained by the Employer exceed the Elective Deferral Dollar Limitation, and the Administrator shall, whenever necessary to comply with this limitation, cause such Employee's Elective Deferrals to this Plan to cease being made for such calendar year and take such other action as it may deem appropriate in connection therewith.

            (ii) For purposes hereof:

                    (A) The term "Elective Deferral Dollar Limitation" means
               $7,000, as adjusted by the Adjustment Factor and as otherwise adjusted pursuant to Section 402(g) of the Code.

                    (B) The term "Elective Deferrals" means a Participant's
               Pre-Tax Contributions to the Plan and his other elective or salary reduction contributions to a cash or deferred arrangement, tax sheltered annuity or simplified employee pension plan or "Section 501(c)(18)" trust to the extent not includable in or to the extent deductible from the Participant's gross income for his taxable year of contribution on account of or as described in
               Section 401(k), 403(b), 408(k) or 501(c)(18) of the Code and
               required to be taken into account and aggregated for purposes of applying the limitations of Section 402(g) of the Code to the Plan.

                    (C) The term "Excess Elective Deferrals" means a
               Participant's Elective Deferrals for a calendar year in excess of the Elective Deferral Dollar Limitation for such calendar year.

           (iii) The following procedure applies to the notice of the existence of Excess Elective Deferrals and to the distribution of Excess Elective Deferrals during the calendar year for which made:

                    (A) By written notice filed with the Administrator the
               Participant may notify the Administrator of the existence of Excess Elective Deferrals with respect to the Participant and may allocate the amount of his Excess Elective Deferrals for such calendar year among the plans to which contributed and notify the Administrator of the portion, if any, allocated to the Plan. In addition, the Employer may notify the Administrator of Excess Elective Deferrals made to the Plan and other plans maintained by the Employer.

                    (B) The Administrator, in its discretion, may then
               distribute the designated Excess Elective Deferrals (without income thereon unless otherwise determined by the Administrator on a uniform and non-discriminatory basis) in a "corrective distribution" during the calendar year for which made so long as the distribution is made after the Plan has received the Excess Elective Deferrals or, if permitted under Section 402(g) of the Code, may direct that the Excess Elective Deferrals be retained in the Plan permanently or for later distribution pursuant to the Plan.

            (iv) The following procedure applies to the notice of the existence of Excess Elective Deferrals and to the distribution of Excess Elective Deferrals after the calendar year for which made:

                    (A) Not later than the January 31 following each calendar
               year the Administrator shall inform each Participant of his aggregate Pre-Tax Contributions for such calendar year.

                    (B) Not later than the March 1 following each calendar year, by written notice filed with the Administrator the Participant may notify the Administrator of the existence of Excess Elective Deferrals with respect to the Participant and may allocate the amount of his Excess Elective Deferrals for such calendar year among the plans to which contributed and notify the Administrator of the portion, if any, allocated to the Plan. In addition, the Employer may notify the Administrator of Excess Elective Deferrals made to the Plan and other plans maintained by the Employer.

                    (C) The Administrator may then, in its discretion, direct
               that any Excess Elective Deferrals allocated to the Plan be distributed to the Participant (together with income thereon as determined pursuant to Section 402(g) of the Code) in a "corrective distribution" or, if permitted under Section 402(g) of the Code, be retained in the Plan.

             (v) For purposes hereof and except to the extent otherwise provided under Section 401(k) or 402(g) of the Code:

                    (A) The amount of any Excess Elective Deferrals that may be distributed with respect to any Participant for a calendar year shall be reduced by any Excess Deferral Contributions (as defined in paragraph 1.2 of this Appendix) previously distributed or recharacterized with respect to the Participant for the Plan Year beginning with or within the calendar year.

                    (B) Excess Elective Deferrals allocated to the Plan shall be considered first to be Pre-Tax Optional Contributions for such Plan Year and then to be the remainder of the Participant's Pre-Tax Basic Contributions.

            (vi) For purposes hereof and except to the extent otherwise provided under Section 401(k) or 402(g) of the Code, the income allocated to any Excess Elective Deferrals allocated to the Plan shall be determined by the Administrator under the following rules and calculated under any reasonable method selected by the Administrator so long as the method does not violate the requirements of Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for a calendar year, and is used by the Plan for allocating income to Participants' accounts under the Plan:

                    (A) Unless another method is determined by the
               Administrator, where the corrective distribution is made after the end of the calendar year for which the Excess Elective Deferrals were made, the amount of income to be distributed shall be determined by multiplying (I) the income for the calendar year or other period in question allocable to the account to which such Excess Elective Deferrals are allocated by (II) a fraction, the numerator of which is the amount of the Participant's Excess Elective Deferrals allocated to such account for the calendar year or other period in question and entitled to a share of the valuation adjustment therefor under paragraph 4.6 of the Plan and the denominator of which is the balance in such account on the last day of the calendar year or other period in question, reduced by the earnings allocable thereto and increased by the losses allocable thereto in the calendar year or other period in question.

                    (B) Where the corrective distribution is made after the end of the calendar year for which the Excess Elective Deferrals were made, unless otherwise determined by the Administrator on a uniform and non-discriminatory basis, no income shall be distributed for the period between the end of the calendar year and the date of distribution.

                    (C) Where the corrective distribution is made during the
               calendar year for which the Excess Elective Deferrals were made, unless otherwise determined by the Administrator on a uniform and non-discriminatory basis, no income shall be distributed.

           (vii) For purposes of the Code, including Sections 401(a)(4), 401(k)(3), 404, 409, 411, 412 and 416 thereof, Excess Elective Deferrals are treated as Employer contributions even if they are distributed. However, Excess Elective Deferrals which are timely distributed to a Participant are not treated as Annual Additions for purposes of Section 415 of the Code and paragraphs 4.3 and 4.4 of the Plan. In addition, Excess Elective Deferrals of Non-Highly Compensated Employees are not taken into account in determining Deferral Percentages under paragraph 1.2 of this Appendix to the extent they exceed the Elective Deferral Dollar Limitation based only on Elective Deferrals made to this Plan and other plans maintained by the Employer.

      D-1.1(c) If a Participant's Pre-Tax Contributions are returned in a corrective distribution made because of the existence of Elective Deferrals made to plans not maintained by the Employer or any Affiliate, such contributions shall nevertheless still be considered made for any benefit accrual requirements contingent thereon, and any Matching Contributions attributable thereto shall be also be distributed (to the extent vested) or forfeited (to the extent not vested).

      D-1.2 LIMITATION ON AND DISTRIBUTION OF PRE-TAX CONTRIBUTIONS MADE BY HIGHLY COMPENSATED EMPLOYEES.

      D-1.2(a) Except where the alternative method under Section 401(k)(12) of the Code of meeting the nondiscrimination requirements of Section 401(k) of the Code is satisfied with respect to the Plan for a Plan Year beginning on or after January 1, 1999, the Pre-Tax Contributions otherwise permitted to be made pursuant to the Plan shall be limited as hereafter provided so that the Average Deferral Percentage for Eligible Participants who are Highly Compensated Employees for a Plan Year (that is, the Tested Plan Year) does not exceed the greater of (i) or (ii) as follows :

             (i) The "regular limitation" percentage which is equal to one hundred twenty-five percent (125%) of the Average Deferral Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year, or

            (ii) The "alternative limitation" percentage which is equal to the lesser of:

                    (A) Two hundred percent (200%) of the Average Deferral
               Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year, or

                    (B) Two (2) percentage points over the Average Deferral
               Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year.

Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1997, if the Tested Plan Year is the first Plan Year of the Plan, then the Average Deferral Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year shall be deemed to be three percent (3%) unless the Plan Sponsor or the Administrator elects in accordance with Section 401(k)(3)(E) of the Code, to use the actual Average Deferral Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the first Plan Year.

      D-1.2(b) For purposes hereof:

             (i)     The term "Applicable Plan Year" means:

                    (A) For Plan Years beginning before January 1, 1997, the
               Tested Plan Year.

                    (B) For Plan Years beginning on or after January 1, 1997,
               the Plan Year immediately preceding the Tested Plan Year, unless the Plan Sponsor or the Administrator elects in accordance with
               Section 401(k)(3)(A) of the Code, to use the Tested Plan Year.

            (ii) The term "Average Deferral Percentage" means the average (expressed as a percentage) of the Deferral Percentages of the Eligible Participants in a group.

           (iii) The term "Deferral Contributions" means:

                    (A) Pre-Tax Contributions, and

                    (B) To the extent provided or elected pursuant to the
               special operating rules of subparagraph 1.2(c) of this Appendix:

                        (I) Qualified non-elective contributions, including
                    without limitation QNEC Contributions, within the meaning of
                    Section 401(m)(4)(C) of the Code (that is, any employer contributions (other than matching contributions within the meaning of Section 401(m)(4)(A) of the Code) which the Employee may not elect to have paid to him instead of being contributed to the plan, which are subject to the restrictions on distributions contained in Section 401(k)(2)(B) of the Code (generally prohibiting distribution before separation from service, death, or disability unless the Employee has a hardship or has reached age fifty-nine and one-half (59-1/2) or after plan termination), and which are immediately fully vested and non-forfeitable),

                       (II) Qualified matching contributions within the meaning
                    of Section 401(k)(3)(C)(I) of the Code (that is, matching contributions as defined in Section 401(m)(4)(A) of the Code, which are subject to the restrictions on distributions contained in Section 401(k)(2)(B) of the Code (generally prohibiting distribution before separation from service, death, or disability unless the Employee has a hardship or has reached the age fifty-nine and one-half (59-1/2) or after plan termination) and which are immediately fully vested and non-forfeitable), and/or

                      (III) Any other elective deferrals under a cash or
                    deferred arrangement described in Section 401(k) of the Code.

                    (C) Notwithstanding the foregoing, a Pre-Tax Contribution
               and any other elective deferral shall not be considered a Deferral Contribution for a Plan Year unless both:

                        (I) It is allocated as of a date within the Plan Year
                    (which generally means that it is not contingent upon the Employee's participation in the plan or arrangement or performance of services on any date subsequent to that date and that is actually paid to the funding vehicle of the plan or arrangement no later than the end of the 12-month period immediately following such Plan Year), and

                       (II) It either relates to compensation that either would
                    have been received by the Employee in such Plan Year but for his election to contribute to the plan or arrangement or is attributable to services performed by the Employee in the Plan Year, and but for the Employee's election to contribute to the plan or arrangement, would have been received by the Employee within two and one-half (2-1/2) months after the end of such Plan Year.

            (iv) The term "Deferral Percentage" means the ratio (expressed as a percentage and calculated to the nearest one-hundredth of one percent (.01%)) of (A) the Pre-Tax Contributions under the Plan (and, where provided or elected in accordance with the special operating rules of subparagraph 1.2(c) of this Appendix, any other Deferral Contributions) made by or on behalf of an Eligible Participant for the Plan Year to (B) the Eligible Participant's Eligible Compensation for the Plan Year.

             (v) The term "Eligible Compensation" means an Eligible Participant's Statutory Compensation while he is an Eligible Participant determined without regard to suspensions from participation.

            (vi) The term "Eligible Participant" means any Employee who is authorized under the terms of the Plan to make Pre-Tax Contributions for the Plan Year, determined without regard to suspensions from participation for any reason other than not being an Eligible Employee (or, where provided or elected in accordance with the special operating rules of subparagraph 1.2(c) of this Appendix, who is authorized under the terms of the applicable plan to make or receive an allocation of Deferral Contributions for the Plan Year).

           (vii) The term "Excess Deferral Contributions" means the amount of Deferral Contributions for a Plan Year which must be eliminated in order for the restrictions of subparagraph 1.2(a) of this Appendix to be satisfied for the Plan Year.

          (viii) The term "Tested Plan Year" means the Plan Year for which the limitation is being applied to the contributions of Eligible Participants who are Highly Compensated Employees.

      D-1.2(c) The following special rules shall apply for purposes of this paragraph:

             (i) The following plans or portions of plans are mandatorily disaggregated and must be tested separately under subparagraph 1.2(a) of this Appendix and Section 401(k)(3) of the Code:

                    (A) Contributions under an employee stock ownership plan
               described in Section 409 or 4975(e)(7) of the Code (an "ESOP") (or the portion of a plan which is an ESOP) may not be aggregated with contributions under a non-ESOP (or the portion of a plan which is not an ESOP) except as permitted under Section 401(k), 409 or 4975 of the Code.

                    (B) Except where permitted to be aggregated for purposes of
               Section 410 of the Code, contributions by or for employees who are included in a unit of employees covered by a collective bargaining agreement may not be aggregated with contributions by or for employees who are included in a unit of employees not covered by the same collective bargaining agreement.

                    (C) Except where permitted to be aggregated for purposes of
               Section 410 of the Code, contributions by or for employees assigned to qualified separate lines of business within the meaning of Section 414(r) of the Code, unless the plan in question qualifies for the employer-wide exception to mandatory disaggregation for this purpose under Section 414(r) of the Code.

                    (D) Contributions under plans that could but actually are
               not aggregated for the plan year for purposes of satisfying the minimum coverage requirements of Section 410(b) of the Code (other than the average benefits percentage test).

                    (E) Contributions under a plan maintained by more than one employer as described in Section 413(c) of the Code shall be treated as if each such employer maintained a separate plan.

                    (F) Except as provided in clause (ii) of this subparagraph, contributions under plans which do not have the same plan year.

            (ii) Subject to the limitations of clause (i) of this subparagraph, the following plans or portions of plans are mandatorily aggregated and must be tested as one plan under subparagraph 1.2(a) of this Appendix and
      Section 401(k)(3) of the Code:

                    (A) The Deferral Percentage for any Eligible Participant who
               is a Highly Compensated Employee for the Plan Year and who is eligible to make Pre-Tax Contributions or have other elective deferrals allocated to his account under two or more cash or deferred arrangements described in Section 401(k) of the Code that are maintained by the Employer shall be determined as if all such Pre-Tax Contributions and elective deferrals were made under a single plan. Such aggregation shall be effected on the basis of plan years beginning in the same calendar year.

                    (B) In the event that this Plan satisfies the requirements of Section 401(a)(4) or 410(b) (other than Section 410(b)(2)(A)(ii)) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(a)(4) or 410(b) (other than Section 410(b)(2)(A)(ii)) of the Code only if aggregated with this Plan, then this paragraph shall be applied by determining the Deferral Percentages of Eligible Participants as if all such plans were a single plan.

           (iii) Subject to the limitations of clause (i) of this subparagraph, two or more cash or deferred arrangements may be permissively aggregated by the Administrator for purposes of satisfying the requirements of
      Section 401(a)(4), 401(k) and 410(b) of the Code if such arrangements each have the same plan year.

           (iv) At the option of the Administrator, each Eligible Participant's Deferral Contributions for a Plan Year consisting of qualified non-elective contributions and/or qualified matching contributions under any plan or arrangement may be included in determining the Deferral Percentages for the Plan Year provided, however, that:

                    (A) The non-elective contributions (both including and
               excluding the qualified non-elective contributions which are treated as Deferral Contributions) satisfy the requirements of
               Section 401(a)(4) of the Code.

                    (B) The matching contributions satisfy the requirements of
               Section 401(m) of the Code, provided that the qualified non-elective contributions and qualified matching contributions treated as Deferral Contributions are disregarded in making this determination.

                    (C) Except as provided in clauses (v)(A) and (B) of this
               subparagraph, the qualified non-elective contributions and qualified matching contributions treated as Deferral Contributions are not taken into account in determining whether any other contributions or benefits satisfy the requirements of
               Section 401(a)(4) of the Code or whether employee contributions and matching contributions meet the requirements of Section 401(m) of the Code.

                    (D) The qualified non-elective contributions may not be
               treated as Deferral Contributions if the effect is to increase the difference between the Average Deferral Percentages for Highly Compensated Employees and for Non-Highly Compensated Employees.

                    (E) The qualified non-elective contributions and qualified matching contributions satisfy the contingent benefit limitations of Section 401(k)(4)(A) (which generally prohibit benefits other than matching contributions from being contingent on making or not making elective deferrals).

                    (F) The plan years of the plans or arrangements under which the qualified non-elective contributions and qualified matching contributions treated as Deferral Contributions are made is the same as the Plan Year.

             (v) The determination of Excess Deferral Contributions for a Plan Year for purposes of this paragraph shall be made:

                    (A) After first determining the Excess Elective Deferrals
               under subparagraph 1.1(b) of this Appendix for the Plan Year; provided that the Excess Elective Deferrals of Non-Highly Compensated Employees shall not be taken into account in determining the Deferral Percentage of such Eligible Participants to the extent that such Excess Elective Deferrals are made under this Plan or other cash or deferred arrangement maintained by the Employer and that Excess Elective Deferrals of Highly Compensated Employees shall be taken into account in determining the Deferral Percentage of such Eligible Participants, and

                    (B) Before determining the Excess Aggregate Contributions
               for purposes of paragraph 1.3 of this Appendix and Section 401(m) of the Code for the Plan Year.

            (vi) The employee groups tested hereunder may be divided into separate testing groups on such basis, if any, as the Administrator may determine and as is permitted under Sections 410, 401(k) and 401(m) of the Code, including, but not limited to, separate testing for excludible employees (that is, where the plan's age and/or service requirements are lower than the greatest minimum age and service conditions permissible under Section 410(a) of the Code).

           (vii) If the Plan Sponsor or the Administrator elects to apply
      Section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of Section 410(b) of the Code for a Plan Year, the Plan may exclude altogether the participation of Non-Highly Compensated Employees (but not the participation of Highly Compensated Employees) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code in determining the satisfaction of requirements of subparagraph D-1.2(a) and subparagraph D-1.4(a) of this Appendix.

          (viii) The determination and treatment of the Deferral Contributions and Deferral Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury or his delegate.

      D-1.2(d) If the Average Deferral Percentage for the Eligible Participants who are Highly Compensated Employees for a Plan Year is more than the amount permitted under the above restrictions, then:

             (i) If the Administrator directs that Excess Deferral Contributions shall be recharacterized, the Excess Deferral Contributions for the Highly Compensated Employees for the Plan Year shall be reduced by recharacterization as After-Tax Contributions as required by Section 401(k) of the Code or by distributing such contributions (together with income thereon) as provided below after the end of the Plan Year for which made and, to the extent not inconsistent therewith. Notwithstanding the foregoing, in no case shall the amount of Excess Deferral Contributions recharacterized with respect to any Highly Compensated Employee exceed the amount of his Pre-Tax Contributions and other elective deferrals. When Excess Deferral Contributions cannot be recharacterized, they shall be returned in a "corrective distribution" to the Highly Compensated Employee at such time as the Administrator shall determine but in no event later than twelve (12) months after the end of the Plan Year for which made, together with income thereon (as determined pursuant to the provisions of clause (iv) of subparagraph 1.3(d) of this Appendix substituting the phrase "Excess Deferral Contributions to be returned" for "Excess Aggregate Contributions").

            (ii) If the Administrator does not direct that Excess Deferral Contributions shall be recharacterized, the Excess Deferral Contributions for the Highly Compensated Employees for the Plan Year shall be reduced by distributing them (together with income thereon) in a "corrective distribution" to Highly Compensated Employees as required by Section 401(k) of the Code (or, where so provided in another plan for Excess Deferral Contributions made to that plan, by recharacterizing them as after-tax employee contributions pursuant to that other plan) at such time as the Administrator may determine after the end of the Plan Year for which made but in no event later than twelve (12) months after the end of the Plan Year for which made. To the extent not inconsistent with the requirements of Section 401(k) of the Code, the reduction shall be effected in the following manner:

                    (A) First, the excess amount shall be considered to consist of the Participant's Pre-Tax Basic Contributions in excess of the percentage of his Compensation with respect to which Matching Contributions are made for such Plan Year to the extent thereof, and

                    (B) Then, any remaining portion of the excess amount shall be considered to consist of the remainder of the Participant's Pre-Tax Contributions for such Plan Year to the extent thereof, and

                    (C) Finally, any remaining portion of the excess amount
               shall be considered to consist of the Participant's other Deferral Contributions for such Plan Year.

      Notwithstanding the time period described above for the return of Excess Deferral Contributions, such amounts and any income thereon returned more than two and one-half (2-1/2) months after the end of the Plan Year may be subject to the ten percent (10%) excise tax imposed on the Employer by
      Section 4979 of the Code.

           (iii) Among such Participants, the reduction shall be effected by reducing contributions in the order of the highest dollar amounts of Deferral Contributions by or on behalf of each of the Highly Compensated Employees, such that the applicable restrictions of subparagraph 1.2(a) of this Appendix are satisfied; provided, however, that any required reduction for any Eligible Participant will be reduced by his Excess Elective Deferrals returned or recharacterized pursuant to subparagraph 1.1(b) of this Appendix.

            (iv) When two or more plans are involved, contributions shall be reduced in the following order: First, those under money purchase pension plans, then those under stock bonus plans, then those under profit sharing plans, and lastly, those under all other plans; and reductions under plans of the same type shall be on a pro rata basis.

             (v) Whenever Excess Deferral Contributions are recharacterized as After-Tax Contributions, the following rules shall apply with respect to such recharacterization.

                    (A) Excess Deferral Contributions recharacterized are
               includable in the Participant's income on the earliest date any elective deferrals would have been received by the Participant but for his election to contribute to the plan or arrangement.

                    (B) Such recharacterized Excess Deferral Contributions are to be treated as After-Tax Contributions for purposes of Sections 72, 401(a), 401(m) and 6047 of the Code, but shall be considered elective deferrals for all other purposes of the Code including but not limited to Sections 401(k)(2), 404, 409, 411, 412, 415,
               416 and 417 of the Code.

                    (C) Such recharacterized Excess Deferral Contributions shall remain allocated to the applicable account of the Participant, except to the extent required to be distributed to the Participant.

                    (D) Such Excess Deferral Contributions shall be
               recharacterized no later than two and one-half (2-1/2) months after the end of the Plan Year in question. For this purpose, recharacterization is deemed to occur on the date on which the last of those Highly Compensated Employees with Excess Deferral Contributions to be recharacterized is notified of the recharacterization in any manner prescribed by the Secretary of the Treasury or his delegate.

                    (E) The payor or Administrator shall report such
               recharacterized Excess Deferral Contributions as employee contributions to the Internal Revenue Service and the affected Participant by timely providing such forms as the Secretary of the Treasury or his delegate shall designate to the Internal Revenue Service and to the affected Participant, by timely taking such other actions as the Secretary of the Treasury or his delegate shall require, and by the Administrator's accounting for such amounts as employee contributions for purposes of Sections 72 and 6047 of the Code.

            (vi) For purposes hereof and except to the extent otherwise provided under Section 401(k) of the Code, the income allocated to any Excess Deferral Contributions allocated to the Plan shall be determined by the Administrator under the following rules and calculated under any reasonable method selected by the Administrator so long as the method does not violate the requirements of Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for a Plan Year, and is used by the Plan for allocating income to Participants' accounts under the Plan:

                    (A) Unless another method is determined by the
               Administrator, the amount of income to be distributed shall be determined by multiplying (I) the income for the Plan Year or other period in question allocable to the account to which such Excess Deferral Contributions are allocated by (II) a fraction, the numerator of which is the amount of the Participant's Excess Deferral Contributions allocated to such account for the Plan Year or other period in question and entitled to a share of the valuation adjustment therefor under paragraph 4.6 and the denominator of which is the balance in such account on the last day of the Plan Year or other period in question, reduced by the earnings allocable thereto and increased by the losses allocable thereto in the Plan Year or other period in question.

                    (B) Unless otherwise determined by the Administrator on a
               uniform and non-discriminatory basis, no income shall be distributed for the period between the end of the Plan Year and the date of distribution.

           (vii) Any distribution of Excess Deferral Contributions (and income) shall clearly be designated by the Administrator as such.

      D-1.2(e) If a Participant's Pre-Tax Contributions are recharacterized as After-Tax Contributions for purposes of paragraph 1.3 of this Appendix, such contributions shall nevertheless still be considered made for any benefit accrual requirements contingent thereon.

      D-1.2(f) If a Participant's Pre-Tax Contributions are returned pursuant to this paragraph, such contributions shall nevertheless still be considered made for any benefit accrual requirements contingent thereon and any Matching Contributions attributable thereto shall be also be distributed (to the extent vested) or forfeited (to the extent not vested).

      D-1.3 LIMITATION ON AND DISTRIBUTION OF AFTER-TAX AND MATCHING CONTRIBUTIONS MADE BY OR ON BEHALF OF HIGHLY COMPENSATED EMPLOYEES.

      D-1.3(a) Except where the alternative method under Section 401(m)(11) of the Code of meeting the nondiscrimination requirements of Section 401(m) of the Code is satisfied with respect to the Plan for a Plan Year beginning on or after January 1, 1999, the After-Tax Contributions made by Participants and the Matching Contributions otherwise allocated to the account of a Participant under the Plan shall be limited as hereafter provided so that the Average Contribution Percentage for Eligible Participants who are Highly Compensated Employees for a Plan Year (that is, the Tested Plan Year) does not exceed the greater of (i) or
(ii) as follows:

             (i) The "regular limitation" percentage which is equal to one hundred twenty-five percent (125%) of the Average Contribution Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year, or

            (ii) The "alternative limitation" percentage which is equal to the lesser of:

                    (A) Two hundred percent (200%) of the Average Contribution
               Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year, or

                    (B) Two (2) percentage points over the Average Contribution
               Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year.

Notwithstanding the foregoing, for Plan Years beginning on or after January 1, 1997, if the Tested Plan Year is the first Plan Year of the Plan, then the Average Contribution Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the Applicable Plan Year shall be deemed to be three percent (3%) unless the Plan Sponsor or the Administrator elects in accordance with Section 401(m)(2)(E) of the Code, to use the actual Average Contribution Percentage for the Eligible Participants who are Non-Highly Compensated Employees for the first Plan Year.

      D-1.3(b) For purposes hereof:

             (i)     The term "Aggregate Contributions" means:

                    (A)   After-Tax Contributions and Matching Contributions,

                    (B) To the extent provided or elected pursuant to the
               special operating rules of subparagraph 1.3(c) of this Appendix, any after-tax employee contributions which are allocated to a separate account to which attributable earnings or loss are allocated and consisting of either:

                        (I) Employee contributions to the defined contribution
                    portion of a plan described in Section 414(k) of the Code.

                       (II) Employee contributions to a qualified cost-of-living
                    arrangement described in Section 415(2)(B) of the Code.

                      (III) Employee contributions applied to the purchase of
                    whole life insurance protection or survivor benefit protection under a defined contribution plan.

                       (IV) Amounts attributable to Excess Deferral
                    Contributions as defined in paragraph 1.2 of this Appendix which are recharacterized as after-tax employee contributions.

                        (V) Employee contributions to a contract described in
                    Section 403(b) of the Code.

               Notwithstanding the foregoing, after-tax employee contributions do not include loan repayments, cash-out buy-backs, qualifying rollover contributions, employee contributions which are transferred to a plan or any other amounts which are excluded from such term under Section 401(m) of the Code,

                    (C) To the extent provided or elected pursuant to the
               special operating rules of subparagraph 1.3(c) of this Appendix, any other matching contributions within the meaning of Section 404(m)(4)(A) of the Code (that is, employer contributions made on account of after-tax employee contributions under any plan or elective deferrals under a cash or deferred arrangement described in Section 401(k) of the Code), and/or

                    (D) To the extent provided or elected pursuant to the
               special operating rules of subparagraph 1.3(c) of this Appendix:

                        (I)   Pre-Tax Contributions,

                       (II) Qualified non-elective contributions, including
                    without limitation QNEC Contributions, within the meaning of
                    Section 401(m)(4)(C) of the Code (that is, any employer contributions (other than matching contributions) which the Employee may not elect to have paid to him instead of being contributed to the plan, which are subject to the restrictions on distributions contained in Section 401(k)(2)(B) of the Code (generally prohibiting distribution before separation from service, death, or disability unless the Employee has a hardship or has reached age fifty-nine and one-half (59-1/2) or after plan termination), and which are immediately fully vested and non-forfeitable), and/or

                      (III) Any other elective deferrals under a cash or
                    deferred arrangement described in Section 401(k) of the Code.

                    (E) Notwithstanding the foregoing, a contribution shall not be considered an Aggregate Contribution for a Plan Year unless:

                        (I) In the case of an after-tax employee contribution it
                    is actually paid to the funding vehicle of the plan or an agent of the plan who remits the contribution to the funding vehicle within a reasonable time.

                       (II) In the case of a matching contribution, it is
                    allocated as of a date within the Plan Year, it is actually paid to the funding vehicle of the plan no later than the end of the 12-month period immediately following such plan year, and it is made on behalf of the Employee's elective deferrals or employee contributions for the plan year.

            (ii) The term "Applicable Plan Year" means:

                    (A) For Plan Years beginning before January 1, 1997, the
               Tested Plan Year.

                    (B) For Plan Years beginning on or after January 1, 1997,
               the Plan Year immediately preceding the Tested Plan Year, unless the Plan Sponsor or the Administrator elects in accordance with
               Section 401(m)(2)(A) of the Code, to use the Tested Plan Year.

           (iii) The term "Average Contribution Percentage" means the average (expressed as a percentage) of the Contribution Percentages of the Eligible Participants in a group.

            (iv) The term "Contribution Percentage" means the ratio (expressed as a percentage and calculated to the nearest one-hundredth of one percent (.01%)) of (A) the Matching Contributions under the Plan (and, where provided or elected in accordance with the special operating rules of subparagraph 1.3(c) of this Appendix, any other Aggregate Contributions) made by or on behalf of an Eligible Participant for the Plan Year to (B) the Eligible Participant's Eligible Compensation for the Plan Year.

             (v) The term "Eligible Compensation" means an Eligible Participant's Statutory Compensation while he is an Eligible Participant determined without regard to suspensions from participation.

            (vi) The term "Eligible Participant" means any Employee who is authorized under the terms of the Plan to make After-Tax Contributions or Pre-Tax Contributions for the Plan Year or receive an allocation of the Matching Contribution for the Plan Year, determined without regard to suspensions from participation for any reason other than not being an Eligible Employee (or, where provided or elected in accordance with the special operating rules of subparagraph 1.3(c) of this Appendix, who is authorized under the terms of the applicable plan to make or receive an allocation of other Aggregate Contributions for the Plan Year).

           (vii) The term "Excess Aggregate Contributions" means the amount of Aggregate Contributions for a Plan Year which must be eliminated in order for the restrictions of subparagraph 1.3(a) of this Appendix to be satisfied for the Plan Year.

          (viii) The term "Tested Plan Year" means the Plan Year for which the limitation is being applied to the contributions by or for Eligible Participants who are Highly Compensated Employees.

      D-1.3(c) The following special rules shall apply for purposes of this paragraph:

             (i) The following plans or portions of plans are mandatorily disaggregated and must be tested separately under subparagraph 1.3(a) of this Appendix and Section 401(m)(2) of the Code:

                    (A) Contributions under an employee stock ownership plan
               described in Section 409 or 4975(e)(7) of the Code (an "ESOP") (or the portion of a plan which is an ESOP) may not be aggregated with contributions under a non-ESOP (or the portion of a plan which is not an ESOP) except as permitted under Section 401(m), 409 or 4975 of the Code.

                    (B) Except where permitted to be aggregated for purposes of
               Section 410 of the Code, contributions by or for employees who are included in a unit of employees covered by a collective bargaining agreement may not be aggregated with contributions by or for employees who are included in a unit of employees not covered by the same collective bargaining agreement.

                    (C) Except where permitted to be aggregated for purposes of
               Section 410 of the Code, contributions by or for employees assigned to qualified separate lines of business within the meaning of Section 414(r) of the Code, unless the plan in question qualifies for the employer-wide exception to mandatory disaggregation for this purpose under Section 414(r) of the Code.

                    (D) Contributions under plans that could but actually are
               not aggregated for the plan year for purposes of satisfying the minimum coverage requirements of Section 410(b) of the Code (other than the average benefits percentage test).

                    (E) Contributions under a plan maintained by more than one employer as described in Section 413(c) of the Code shall be treated as if each such employer maintained a separate plan.

                    (F) Except as provided in clause (ii) of this subparagraph, contributions under plans which do not have the same plan year.

            (ii) Subject to the limitations of clause (i) of this subparagraph, the following plans or portions of plans are mandatorily aggregated and must be tested as one plan under subparagraph 1.3(a) of this Appendix and
      Section 401(m)(2) of the Code:

                    (A) The Contribution Percentage for any Eligible Participant
               who is a Highly Compensated Employee for the Plan Year and who is eligible to make after-tax employee contributions, or to have matching contributions, qualified non-elective contributions or elective deferrals allocated to his account, under two or more plans described in Section 401(a) or cash or deferred arrangements described in Section 401(k) of the Code that are maintained by the Employer shall be determined as if all such after-tax employee contributions, matching contributions, qualified non-elective contributions and elective deferrals were made under a single plan. Such aggregation shall be effected on the basis of plan years beginning in the same calendar year.

                    (B) In the event that this Plan satisfies the requirements of Section 401(a)(4) or 410(b) (other than Section 410(b)(2)(A)(ii)) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(a)(4) or 410(b) (other than Section 410(b)(2)(A)(ii)) of the Code only if aggregated with this Plan, then this paragraph shall be applied by determining the Contribution Percentages of Eligible Participants as if all such plans were a single plan.

           (iii) Subject to the limitations of clause (i) of this subparagraph, two or more plans to which after-tax employee contributions or matching contributions or both may be made may be permissively aggregated by the Administrator for purposes of satisfying the requirements of Section 401(a)(4), 401(m) and 410(b) of the Code if such plans each have the same plan year.

           (iv) At the option of the Administrator, each Eligible Participant's Aggregate Contributions for a Plan Year consisting of qualified non-elective contributions and elective deferrals under any plan or arrangement may be treated as matching contributions and included in determining the Contribution Percentages for the Plan Year provided, however, that:

                    (A) The non-elective contributions (both including and
               excluding the qualified non-elective contributions which are treated as Aggregate Contributions and in the latter case also excluding the qualified non-elective contributions treated as elective deferrals under Section 401(k) of the Code) satisfy the requirements of Section 401(a)(4) of the Code.

                    (B) The elective deferrals (both including and excluding
               elective deferrals treated as Aggregate Contributions) satisfy the requirements of Section 401(k) of the Code.

                    (C) Except as provided in clauses (v)(A) and (B) of this
               subparagraph, the qualified non-elective contributions and elective deferrals treated as Aggregate Contributions are not taken into account in determining whether any other contributions or benefits satisfy the requirements of Section 401(a)(4) of the Code or whether elective deferrals meet the requirements of
               Section 401(k) of the Code.

                    (D) The qualified non-elective contributions may not be
               treated as Aggregate Contributions if the effect is to increase the difference between the Average Contribution Percentages for Highly Compensated Employees and for Non-Highly Compensated Employees.

                    (E) The plan years of the plans or arrangements under which the qualified non-elective contributions and elective deferrals treated as Aggregate Contributions are made is the same as the Plan Year.

            (v) Contributions by or for employees who are included in a unit of employees covered by a collective bargaining agreement shall automatically be considered to pass the non-discrimination test of subparagraph 1.3(a) of this Appendix and Section 401(m) of the Code and need not be tested thereunder.

           (vi) The determination of Excess Aggregate Contributions for a Plan Year for purposes of this paragraph shall be made after:

                    (A) First determining the Excess Elective Deferrals under
               subparagraph 1.1(b) of this Appendix for the Plan Year, and

                    (B) Then determining the Excess Deferral Contributions under paragraph 1.2 of this Appendix for the Plan Year.

          (vii) The employee groups tested hereunder may be divided into separate testing groups on such basis, if any, as the Administrator may determine and as is permitted under Sections 410, 401(k) and 401(m) of the Code, including, but not limited to, separate testing for excludible employees (that is, where the plan's age and/or service requirements are lower than the greatest minimum age and service conditions permissible under Section 410(a) of the Code).

         (viii) If the Plan Sponsor or the Administrator elects to apply Section 410(b)(4)(B) of the Code in determining whether the Plan meets the requirements of Section 410(b) of the Code for a Plan Year, the Plan may exclude altogether the participation of Non-Highly Compensated Employees (but not the participation of Highly Compensated Employees) who have not met the minimum age and service requirements of Section 410(a)(1)(A) of the Code in determining the satisfaction of requirements of subparagraph D-1.3(a) and subparagraph D-1.4(a) of this Appendix.

           (ix) The determination and treatment of the Aggregate Contributions and Contribution Percentage of any Participant shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury or his delegate.

      D-1.3(d) If the Average Contribution Percentage for the Eligible Participants who are Highly Compensated Employees for a Plan Year is more than the amount permitted under the above restrictions, then:

            (i) The Excess Aggregate Contributions for the Highly Compensated Employees for the Plan Year shall be reduced by distributing them (to the extent vested) to Highly Compensated Employees or by forfeiting them (to the extent not vested), together with income thereon in either case, as required by Section 401(m) of the Code at such time as the Administrator may determine after the end of the Plan Year for which made but in no event later than twelve (12) months after the end of the Plan Year for which made. To the extent not inconsistent with the requirements of
      Section 401(m) of the Code, the reduction shall be effected in the following manner:

                    (A) First, the excess amount shall be considered to consist of the Participant's After-Tax Optional Contributions for such Plan Year and similar contributions under other plans taken into account for such Plan Year on a pro rata basis to the extent thereof, which contributions shall be distributed to the Participant, and

                    (B) Then, any remaining portion of the excess amount shall be considered to consist of the Participant's After-Tax Basic Contributions, Matching Contributions, and other Aggregate Contributions treated as matching contributions and similar contributions under other plans taken into account for such Plan Year on a pro rata basis to the extent thereof, which contributions shall be distributed to the Participant (or forfeited, to the extent not vested).

      Notwithstanding the time period described above for the return of Excess Aggregate Contributions, such amounts and any income thereon returned more than two and one-half (2-1/2) months after the end of the Plan Year may be subject to the ten percent (10%) excise tax imposed on the Employer by
      Section 4979 of the Code.

            (ii) Among such Participants, the reduction shall be effected by reducing contributions in the order of the highest dollar amounts of Aggregate Contributions by or on behalf of each of the Highly Compensated Employees, such that the applicable restrictions of subparagraph 1.3(a) of this Appendix are satisfied.

          (iii) When two or more plans are involved, contributions shall be reduced in the following order: First, those under defined benefit plans shall be reduced, then those under target benefit pension plans, then those under money purchase pension plans, then those under stock bonus plans, then those under profit sharing plans, and lastly, those under all other plans; and reductions under plans of the same type shall be on a pro rata basis.

           (iv) For purposes hereof and except to the extent otherwise provided under Section 401(m) of the Code, the income allocated to any Excess Aggregate Contributions allocated to the Plan shall be determined by the Administrator under the following rules and calculated under any reasonable method selected by the Administrator so long as the method does not violate the requirements of Section 401(a)(4) of the Code, is used consistently for all Participants and for all corrective distributions under the Plan for a Plan Year, and is used by the Plan for allocating income to Participants' accounts under the Plan:

                    (A) Unless another method is determined by the
               Administrator, the amount of income to be distributed shall be determined by multiplying (I) the income for the Plan Year or other period in question allocable to the account to which such Excess Aggregate Contributions are allocated by (II) a fraction, the numerator of which is the amount of the Participant's Excess Aggregate Contributions allocated to such account for the Plan Year or other period in question and entitled to a share of the valuation adjustment therefor under paragraph 4.6 of the Plan and the denominator of which is the balance in such account on the last day of the Plan Year or other period in question normally taken into account in determining such valuation adjustment.

                    (B) Unless otherwise determined by the Administrator on a
               uniform and non-discriminatory basis, no income shall be distributed for the period between the end of the Plan Year and the date of distribution.

            (v) Any distribution of Excess Aggregate Contributions (and income) shall clearly be designated by the Administrator as such.

      D-1.4 LIMITATION ON MULTIPLE USE OF ALTERNATIVE LIMITATIONS IN PARAGRAPHS
1.2 AND 1.3 OF THIS APPENDIX.

      D-1.4(a) Multiple use of the alternative limitations under clause (ii) of subparagraphs 1.2(a) and 1.3(a) of this Appendix is prohibited as provided in section 401(m)(9)(A) of the Code and, to the extent not inconsistent therewith, is considered to occur if both of the following occur for a Plan Year:

            (i) One or more Highly Compensated Employees are Eligible Participants for purposes of both paragraphs 1.2 and 1.3 of this Appendix, and

           (ii) The sum of the Average Deferral Percentages and the Average Contribution Percentages of the Highly Compensated Employees who are Eligible Participants exceeds the Multiple Use Limitation Percentage, and

            (ii) Both:

                    (A) The Average Deferral Percentage of the Highly
               Compensated Employees who are Eligible Participants for the Tested Plan Year exceeds one hundred twenty-five percent (125%) of the Average Deferral Percentage of the Non-Highly Compensated Employees who are Eligible Participants for the Applicable Plan Year, and

                    (B) The Average Contribution Percentage of the Highly
               Compensated Employees who are Eligible Participants for the Tested Plan Year exceeds one hundred twenty-five percent (125%) of the Average Contribution Percentage of the Non-Highly Compensated Employees who are Eligible Participants for the Applicable Plan Year.

      Notwithstanding anything to the contrary herein, the prohibition on multiple use of the alternative limitations under clause (ii) of subparagraphs 1.2 and 1.3 of this Appendix shall apply separately to contributions under an employee stock ownership plan described in Section 409 or 4975(e)(7) of the Code (an "ESOP") (or the portion of a plan which is an ESOP) and contributions under a non-ESOP (or the portion of a plan which is not an ESOP) except as permitted under Section 401(k), 401(m), 409 or 4975 of the Code.

      D-1.4(b) If the multiple use requirement of subparagraph 1.4(a) of this Appendix is not satisfied for a Plan Year, then the Excess Multiple Use Contributions shall be eliminated as provided in Sections 401(k) and 401(m) of the Code and, to the extent not inconsistent therewith, as follows:

            (i) The elimination shall be effected in the manner of reduction described in paragraphs 1.2 and 1.3 of this Appendix, depending on whether the contribution eliminated is a Deferral Contribution or an Aggregate Contribution.

           (ii) Such reduction shall be effected first for Aggregate Contributions and then for Deferral Contributions.

          (iii) Such reduction shall be effected for all Highly Compensated Employees who are Eligible Participants for purposes of either paragraph
      1.2 or 1.3 of this Appendix.

      D-1.4(c) For purposes hereof:

            (i) The term "Excess Multiple Use Contributions" means the amount of Deferral Contributions and/or Aggregate Contributions for a Plan Year which must be eliminated so that the Multiple Use Limitation Percentage will not be exceeded for the Plan Year.

           (ii) The term "Multiple Use Limitation Percentage" means a percentage equal to the greater of:

                    (A) The sum of:

                        (I) One hundred twenty-five percent (125%) of the
                    greater of (a) the Average Deferral Percentage of the Non-Highly Compensated Employees who are Eligible Participants or (b) the Average Contribution Percentage of the Non-Highly Compensated Employees who are Eligible Participants, and

                       (II) Two (2) plus the lesser of (a) the Average Deferral
                    Percentage referred to in clause (ii)(A)(I) of this subparagraph or (b) the Average Contribution Percentage referred to in clause (ii)(A)(I) of this subparagraph, provided that the amount determined under this clause
                    (ii)(A)(II)(b) shall in no event exceed two hundred percent (200%) of such lesser Average Deferral Percentage or Average Contribution Percentage.

                    (B) The sum of:

                        (I) One hundred twenty-five percent (125%) of the lesser
                    of (a) the Average Deferral Percentage of the Non-Highly Compensated Employees who are Eligible Participants or (b) the Average Contribution Percentage of the Non-Highly Compensated Employees who are Eligible Participants, and

                       (II) Two (2) plus the greater of (a) the Average Deferral
                    Percentage referred to in clause (ii)(B)(I) of this subparagraph or (b) the Average Contribution Percentage referred to in clause (ii)(B)(I) of this subparagraph, provided that the amount determined under this clause
                    (ii)(B)(II)(b) shall in no event exceed two hundred percent (200%) of such greater Average Deferral Percentage or Average Contribution Percentage.

           (iii)     Notwithstanding the foregoing:

                    (A) The employee groups tested hereunder may be divided into separate testing groups on such basis, if any, as the Administrator may determine and as is permitted under Sections 410, 401(k) and 401(m) of the Code, including, but not limited to, separate testing for excludible employees (that is, where the plan's age and/or service requirements are lower than the greatest minimum age and service conditions permissible under
               Section 410(a) of the Code).

                    (B) The Multiple Use Limitation Percentage may otherwise be appropriately adjusted by the Administrator as permitted in Sections 401(k) and (m) of the Code in accordance with regulations under Sections 401(m)(9) of the Code.

      D-1.5 DISTRIBUTION OF TRANSFERRED CONTRIBUTIONS TO MEET REQUIREMENTS SIMILAR TO THOSE OF PARAGRAPHS 1.2, 1.3 AND 1.4 OF THIS APPENDIX. In the event that Deferral Contributions or Aggregate Contributions are transferred from another plan to this Plan and corrective distributions are required under
Section 401(k), 401(m) or 402(g) of the Code with respect to the transferred contributions (including income thereon), the Administrator is authorized to distribute to the affected Participant or return to the transferor plan the transferred Deferral Contributions and Aggregate Contributions (including income thereon) as may be necessary or appropriate to effect the corrective distribution.

                  ESKIMO PIE CORPORATION SAVINGS PLAN AND TRUST
                                   APPENDIX E
                             (AS OF JANUARY 1, 1997)
                          LIST OF NAMED FUND DIVISIONS


      E-1.1 NAMED FUND DIVISIONS. The investments funds referred to in clause
(iii) of subparagraph 10.6(b) of the Plan, each of which shall be considered a separate Fund division (sometimes referred to as "divisions of the Fund", "Fund divisions" or "investments funds" herein) as hereinafter provided, are the following regulated investment companies and/or collective trust funds:

             (i) First Union Stable Portfolio Group Trust.

            (ii) Evergreen Short-Intermediate Bond Fund: Class Y.

           (iii) Fidelity Puritan Fund.

            (iv) First Union Enhanced Stock Market Fund.

             (v) Fidelity Advisor Growth Opportunities Fund: Class A.

      E-1.2 DEFAULT FUND. The Default Fund is the First Union Stable Portfolio Group Trust.